UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21213

Nuveen AMT-Free Quality Municipal Income Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN

Closed-End Funds

Nuveen
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report October 31, 2017

NAD
Nuveen Quality Municipal Income Fund

NEA
Nuveen AMT-Free Quality Municipal Income Fund

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage	9

Common Share Information	10

Risk Considerations	12

Performance Overview and Holding Summaries	13

Shareholder Meeting Report	17

Report of Independent Registered Public Accounting Firm	18

Portfolios of Investments	19

Statement of Assets and Liabilities	106

Statement of Operations	107

Statement of Changes in Net Assets	108

Statement of Cash Flows	109

Financial Highlights	110

Notes to Financial Statements	113

Additional Fund Information	127

Glossary of Terms Used in this Report	128

Reinvest Automatically, Easily and Conveniently	130

Annual Investment Management Agreement Approval Process	131

Board Members and Officers	138

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Chairman’s Letter to Shareholders

Dear Shareholders,

Asset prices have steadily climbed this year, propelled by a “Goldilocks” economic scenario that enabled markets to sidestep geopolitical tensions, natural disasters, terrorism events and political noise. The U.S. economy continued to run not too hot, not too cold, with steady growth and low levels of unemployment, inflation and interest rates. Corporate earnings have been healthy and recession risk appeared low. At the same time, growth across the rest of the world has improved as well, leading to upward revisions in global growth projections.

Yet, a global synchronized recovery also brings the prospect of higher inflation. Central banks have to manage the delicate balance between too-loose financial conditions, which risks economies overheating, and too-tight conditions, which could trigger recession. The nomination of Jerome Powell for Chairman of the U.S. Federal Reserve (Fed) is largely expected to maintain the course set by Chair Janet Yellen after her term expires in February 2018, and the much anticipated tax overhaul, passed at the end of December, may likely boost economic growth but could complicate the Fed’s job of managing interest rates in the years ahead.

Meanwhile, politics will remain in the forefront. A budget showdown is expected in 2018, as Congress sets to debate the U.S. debt ceiling limit and spending related to the military, disaster relief, the Children’s Health Insurance Program and immigration policy. In addition, the ongoing “Brexit” negotiations and the North American Free Trade Agreement (NAFTA) talks may impact key trade and political partnerships. Tensions with North Korea may continue to flare.

The magnitude of the market’s bullishness this year has been somewhat surprising, but gains may not be so easy in the coming years. Nobody can predict market shifts, and that is why Nuveen encourages you to talk to your financial advisor to ensure your investment portfolio is appropriately diversified for your objectives, time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider
Chairman of the Board
December 22, 2017

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Portfolio Manager’s Comments

Nuveen Quality Municipal Income Fund (NAD)
Nuveen AMT-Free Quality Municipal Income Fund (NEA)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen, LLC. Portfolio manager Christopher L. Drahn, CFA, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these two national Funds.

What factors affected the U.S. economy and the national municipal market during the twelve-month reporting period ended October 31, 2017?

The U.S. economy continued to expand at a below-trend pace in the reporting period overall but did mark two consecutive quarters of above 3% growth in the second and third quarters of 2017. The Bureau of Economic Analysis reported its “second” estimate of third-quarter gross domestic product (GDP) at an annualized rate of 3.3%, an increase from 3.1% in the second quarter, alleviating concerns that Hurricanes Harvey, Irma and Maria depressed the nation’s output. GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. Despite some softening in shopping and dining out activity due to the hurricanes, consumer spending remained the main driver of demand in the economy. Business investment had been muted for most of the recovery but has accelerated in 2017, with the “hard” data now falling more in line with the highly optimistic business sentiment levels, or “soft” data, seen after President Trump won the election.

Elsewhere in the economy, the labor market continued to tighten, with unemployment staying below 5% over the course of the reporting period. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in October 2017 from 4.8% in October 2016 and job gains averaged around 167,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The twelve-month change in the Consumer Price Index (CPI) increased 2.0% over the twelve-month reporting period ended October 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%. The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in September 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.7% and 6.2%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

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Portfolio Manager’s Comments (continued)

With the U.S. economy delivering a sustainable, albeit muted, growth rate, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017 and June 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption. The Fed also signaled its intention to raise its target interest rate one more time in 2017.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. However, several attempts at health care reform were unable to pass in Congress, which weakened the outlook for the remainder of President Trump’s agenda. The hurricanes caused enormous devastation in Texas, Florida and Puerto Rico, which will require federal aid. The debt ceiling vote, expected to be a protracted showdown in Congress, turned out to be a non-event after the Republican president and Congressional Democrats reached a compromise in early September (although the debate will resume when the current extension expires in December 2017). As the reporting period ended, legislators were refocusing their efforts on tax reform and President Trump nominated Jerome Powell to replace Fed Chair Janet Yellen when her term ends in February 2018. Although both events were initially considered market friendly, the specifics of a tax reform bill, its implications for the economic and corporate landscapes, and whether it passes remain to be seen and could pose challenges to the Fed’s ability to manage interest rates in the future (subsequent to the close of the reporting period, the tax bill was signed into law). Geopolitical risks also remained prominent throughout the reporting period, with the ongoing renegotiation of the North American Free Trade Agreement (NAFTA); the start of “Brexit” talks between the U.K. and European Union; closely watched elections in the Netherlands, France and Germany; and escalating tensions between the U.S. and North Korea.

After a sell-off in response to the U.S. presidential election in November 2016, the municipal bond market rallied for the remainder of the reporting period. Donald Trump’s unexpected win launched a wave of speculation that his legislative agenda would drive interest rates and inflation higher as well as introduce tax reforms that might be unfavorable to municipal bonds. A sharp rise in interest rates after the election fueled a reversal in municipal bond fund flow, with the largest outflows from the high yield municipal segment. Volatility intensified as mutual fund managers rushed to sell positions to help meet investor redemptions. At the same time, new issuance spiked in October 2016, further contributing to excess supply and exacerbating falling prices and credit spread widening.

Conditions began to stabilize after the municipal market bottomed on December 1, 2016. Although interest rates ended the reporting period slightly higher, municipal bond relative valuations had returned to their pre-election levels, as economic conditions remained steady, much of Trump’s agenda has yet to be passed and the initial tax reform proposals circulating in Congress did not modify the current municipal bond tax exemption. Fundamental credit conditions continued to be favorable overall, while the ongoing high-profile difficulties in Puerto Rico, Illinois and New Jersey were contained.

The balance of municipal bond supply and demand remained advantageous for prices. In the reporting period overall, municipal bond issuance nationwide totaled $372.4 billion, a 15.5% drop from the issuance for the twelve-month reporting period ended October 31, 2016. The robust pace of issuance seen since the low volume depths of 2011 began to moderate in 2017 as interest rates have risen and are expected to move higher. Despite the increase, the overall level of interest rates still remained low, encouraging issuers to continue to actively refund their outstanding debt. In these transactions the issuers are issuing new bonds and taking the bond proceeds and redeeming (calling) old bonds. These refunding transactions have ranged from 40%-60% of total issuance over the past few years. Thus, the net issuance (all bonds issued less bonds redeemed) is actually much lower than the gross issuance. In fact, the total municipal bonds outstanding has actually declined in four of the past seven calendar years. So, while gross issuance volume has been strong, the net has not, and this was an overall positive technical factor on municipal bond investment performance in recent years. However, the pace of refinancing has slowed somewhat in 2017.

Demand remained robust and continued to outstrip supply. Low global interest rates have continued to drive investors toward higher yielding assets, including U.S. municipal bonds. The Fed’s clearly stated intentions have met with market approval, which kept

6	NUVEEN

market volatility low, and fiscal policy expectations have moderated since the post-election frenzy, improving investor confidence. As a result, municipal bond fund inflows have steadily increased in 2017 so far.

What key strategies were used to manage these Funds during the twelve-month reporting period ended October 31, 2017?

While the first two months of the reporting period saw widening credit spreads along with rising yields and falling prices (as prices and yields move in opposite directions), the municipal market recovered over the following ten months. Interest rates moderated, credit spreads narrowed and liquidity improved, which helped the broad municipal market post a modest gain for the reporting period overall. During this time, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that we believed had the potential to perform well over the long term.

Our trading activity continued to focus on pursuing the Funds’ investment objectives. NAD and NEA were active buyers throughout the reporting period, adding bonds from both the new issue and secondary markets across a range of sectors. Early in the reporting period, both Funds executed numerous trades to take advantage of the prevailing market conditions that provided attractive opportunities for tax loss swapping. This strategy involves selling bonds that were bought when interest rates were lower and using the proceeds to buy other bonds (typically at higher yield levels) to capitalize on the tax loss (which can be used to offset future taxable gains) and boost the Funds’ income distribution capabilities. The opportunity for tax loss swapping waned as the municipal market rallied and credit spreads tightened.

We continued to buy bonds that incrementally added to the Funds’ lower credit quality exposures (including A, BBB and/or BB rated bonds), while mildly paring the weightings in higher quality credits. Sector positioning was relatively unchanged during the reporting period. We bought some health care bonds in NEA in the second half of the reporting period that marginally increased the Fund’s sector weighting there. For NAD, exposure to the airport sector rose modestly due to our purchase of some attractively valued airport bonds subject to the alternative minimum tax (AMT), including the New Orleans Aviation Board, the Metropolitan Washington, D.C. Airports Authority, Chicago O’Hare Airport, the Greater Orlando Aviation Authority and San Francisco International Airport. NEA and NAD also added to their holdings of the Chicago Board of Education, which oversees the Chicago Public Schools (CPS). The credit performed well during this reporting period on positive news about CPS’s financial picture. Most of these purchases were made primarily using the proceeds from called or maturing bonds.

As of October 31, 2017, the Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management and income and total return enhancement. As part of our duration management strategies, NAD and NEA also invested in forward interest rates swaps to help reduce price volatility risk due to movements in U.S. interest rates relative to the Funds’ benchmark. These swaps had a positive impact on performance during the reporting period. NAD closed its swap position early in the reporting period.

How did the Funds perform during the twelve-month reporting period ended October 31, 2017?

The tables in each Fund’s Performance Overview and Holding Summaries section of this report provide the Funds’ total returns for the one-year, five-year and ten-year periods ended October 31, 2017. Each Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index.

For the twelve months ended October 31, 2017, the total returns on common share NAV for the two Funds outperformed the returns for the national S&P Municipal Bond Index and the secondary benchmark, composed of 80% S&P Municipal Bond Investment Grade Index and 20% S&P Municipal Bond High Yield Index.

The main contributors to the Funds’ performance during this reporting period were yield curve and duration positioning and credit quality allocations. NAD and NEA were positioned somewhat longer on the yield curve, which was beneficial as the longer end of the curve outperformed the shorter end. In terms of credit ratings, lower rated bonds performed better than higher rated bonds in this reporting period. This trend was advantageous for the Funds’ overweight allocations to A, BBB and B rated bonds. We should

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Portfolio Manager’s Comments (continued)

also note that the income earned by the bonds in the portfolio more than offset price depreciation during the reporting period, which generated a positive total return for both Funds. In addition, the use of regulatory leverage was an important factor affecting performance of the Funds. Leverage is discussed in more detail later in the Fund Leverage section of this report.

An Update Involving Puerto Rico

As noted in the Funds’ previous shareholder reports, we continue to monitor situations in the broader municipal market for any impact on the Funds’ holdings and performance: Puerto Rico’s ongoing debt restructuring is one such case. Puerto Rico began warning investors in 2014 the island’s debt burden might prove to be unsustainable and the Commonwealth pursued various strategies to deal with this burden.

In June 2016, President Obama signed the Puerto Rico Oversight, Management and Economic Stability Act (PROMESA) into law. The legislation established an independent Financial Oversight and Management Board charged with restructuring Puerto Rico’s financial operations and encouraging economic development. In addition to creating an oversight board, PROMESA also provides a legal framework and court-supervised debt restructuring process that enables Puerto Rico to adjust its debt obligations. In March 2017, the oversight board certified a ten-year fiscal plan projecting revenues, expenditures and a primary fiscal surplus available for debt service over the plan’s horizon. The fiscal plan was considered quite detrimental to creditors, identifying available resources to pay only about 24% of debt service due over the ten-year term. In May 2017, the oversight board initiated a bankruptcy-like process for the general government, general obligation debt, the Puerto Rico Sales Tax Financing Corporation (COFINA), the Highways and Transportation Authority (HTA), and the Employee Retirement System. Officials have indicated more public corporations could follow. As of October 2017, Puerto Rico has defaulted on many of its debt obligations, including General Obligation bonds.

In mid-September 2017, Puerto Rico was severely impacted by two hurricanes within the span of just two weeks causing massive destruction. Rebuilding is expected to take months and some parts of Puerto Rico may need years to fully recover. Puerto Rico’s Oversight Board has said it will approve budgetary adjustments up to an amount of $1 billion to fund emergency relief efforts. Though it’s too early to accurately assess the long-term economic impact of the storms, recovering from the tragic damage caused by the hurricanes will likely prolong the restructuring process that was already underway under PROMESA.

In terms of Puerto Rico holdings, shareholders should note that, as of the end of this reporting period, NAD and NEA had limited exposure, which was either insured or investment grade, to Puerto Rico debt, 0.17% and 0.35%, respectively. The Puerto Rico credits offered higher yields, added diversification and triple exemption (i.e., exemption from most federal, state and local taxes). Puerto Rico general obligation debt is currently in default and rated Caa3/D/D by Moody’s, S&P and Fitch, respectively, with negative outlooks.

Note About Investment Valuations

The municipal securities held by the Funds are valued by the Funds’ pricing service using a range of market-based inputs and assumptions. A different municipal pricing service might incorporate different assumptions and inputs into its valuation methodology, potentially resulting in different values for the same securities. Thus, the current net asset value of a Fund’s shares might be impacted, higher or lower, if the Fund were to use a different pricing service, or if its pricing service were to materially change its valuation methodology. On October 4, 2016, the Fund’s then-current municipal bond pricing service was acquired by the parent company of another pricing service, and the combination of the valuation methodologies used by the two organizations took place on October 16, 2017. The change of valuation methodologies due to that combination had little or no impact on the net asset value of each Fund’s shares.

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Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional price volatility. When a Fund uses leverage, the Fund will experience a greater increase in its net asset value if the municipal bonds acquired through the use of leverage increase in value, but it will also experience a correspondingly larger decline in its net asset value if the bonds acquired through leverage decline in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. Leverage had a positive impact on the performance of these Funds over this reporting period.

As of October 31, 2017, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAD	NEA
Effective Leverage*	36.56%	36.86%
Regulatory Leverage*	33.75%	34.26%

*	Effective Leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS’ REGULATORY LEVERAGE

As of October 31, 2017, the Funds have issued and outstanding preferred shares as shown in the accompanying table.

Variable Rate
	Variable Rate		Remarketed
	Preferred	*	Preferred	**
	Shares		Shares
	Issued at		Issued at
	Liquidation		Liquidation
	Preference		Preference		Total
NAD	$952,500,000		$632,000,000		$1,584,500,000
NEA	$773,000,000		$1,290,300,000		$2,063,300,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares iMTP, VMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in special rate mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 4 – Fund Shares, Preferred Shares for further details.

Refer to Notes to Financial Statements, Note 4 — Fund Shares, Preferred Shares for further details on preferred shares and each Fund’s respective transactions.

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Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of October 31, 2017. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investment value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common
	Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAD	NEA
November 2016	$0.0715	$0.0680
December	0.0680	0.0620
January	0.0680	0.0620
February	0.0680	0.0620
March	0.0640	0.0620
April	0.0640	0.0620
May	0.0640	0.0620
June	0.0640	0.0620
July	0.0640	0.0620
August	0.0640	0.0620
September	0.0600	0.0580
October 2017	0.0600	0.0580
Total Distributions from Net Investment Income	$0.7795	$0.7420

Yields
Market Yield*	5.19%	5.13%
Tax-Equivalent Yield*	7.21%	7.13%

*	Market Yield is based on the Fund’s current annualized monthly dividend divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28.0%. When comparing a Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield would be lower.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of October 31, 2017, the Funds had positive UNII balances for tax purposes and negative UNII balances for financial reporting purposes.

10	NUVEEN

All monthly dividends paid by each Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 — Income Tax Information within the Notes to Financial Statements of this report.

COMMON SHARE REPURCHASES

During August 2017, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of October 31, 2017, and since the inception of the Funds’ repurchase programs, the Funds have cumulatively repurchased and retired their outstanding common shares as shown in the accompanying table.

	NAD	NEA
Common shares cumulatively repurchased and retired	—	19,300
Common shares authorized for repurchase	20,190,000	26,280,000

During the current reporting period, the Funds did not repurchase any of their outstanding common shares.

OTHER COMMON SHARE INFORMATION

As of October 31, 2017, and during the current reporting period, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	NAD	NEA
Common share NAV	$15.41	$15.07
Common share price	$13.86	$13.57
Premium/(Discount) to NAV	(10.06)%	(9.95)%
12-month average premium/(discount) to NAV	(8.02)%	(8.50)%

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Risk Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Quality Municipal Income Fund (NAD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NAD.

Nuveen AMT-Free Quality Municipal Income Fund (NEA)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as inverse floater risk and tax risk are described in more detail on the Fund’s web page at www.nuveen.com/NEA.

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NAD
Nuveen Quality Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NAD at Common Share NAV	3.01%	4.86%	6.43%
NAD at Common Share Price	3.26%	3.53%	6.67%
S&P Municipal Bond Index	1.80%	3.04%	4.43%
NAD Custom Blended Fund Performance Benchmark	1.56%	3.01%	4.41%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

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NAD	Performance Overview and Holding Summaries as of October 31, 2017 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	151.2%
Corporate Bonds	0.0%
Investment Companies	0.0%
Short-Term Municipal Bonds	2.0%
Other Assets Less Liabilities	1.5%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	154.7%
Floating Rate Obligations	(3.9)%
VMTP Shares, net of deferred offering costs	(30.6)%
VRDP Shares, net of deferred offering costs	(20.2)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.7%
AA	31.4%
A	35.4%
BBB	12.0%
BB or Lower	7.1%
N/R (not rated)	2.4%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	24.0%
Health Care	16.8%
Tax Obligation/Limited	14.5%
Tax Obligation/General	9.6%
U.S. Guaranteed	8.8%
Utilities	6.5%
Education and Civic Organizations	5.1%
Consumer Staples	5.1%
Water and Sewer	4.8%
Other	4.8%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	13.3%
California	11.3%
Texas	11.4%
Florida	5.7%
Colorado	5.4%
New York	4.7%
Ohio	4.6%
New Jersey	3.4%
Washington	2.9%
Pennsylvania	2.8%
Nevada	2.4%
South Carolina	2.1%
Arizona	2.1%
District of Columbia	1.9%
Louisiana	1.8%
Michigan	1.8%
Missouri	1.6%
Indiana	1.5%
Other	19.3%
Total	100%

14	NUVEEN

NEA
Nuveen AMT-Free Quality Municipal Income Fund
Performance Overview and Holding Summaries as of October 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of October 31, 2017

	Average Annual
	1-Year	5-Year	10-Year
NEA at Common Share NAV	3.16%	4.87%	5.77%
NEA at Common Share Price	4.21%	2.76%	5.33%
S&P Municipal Bond Index	1.80%	3.04%	4.43%
NEA Custom Blended Fund Performance Benchmark	1.56%	3.01%	4.41%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

NUVEEN	15

NEA	Performance Overview and Holding Summaries as of October 31, 2017 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

The ratings disclosed are the lowest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	150.1%
Corporate Bonds	0.0%
Short-Term Municipal Bonds	2.3%
Other Assets Less Liabilities	1.7%
Net Assets Plus Floating Rate Obligations, VMTP Shares, net of deferred offering costs & VRDP Shares, net of deferred offering costs	154.1%
Floating Rate Obligations	(2.2)%
VMTP Shares, net of deferred offering costs	(19.5)%
VRDP Shares, net of deferred offering costs	(32.4)%
Net Assets	100%

Portfolio Credit Quality
(% of total investment exposure)
AAA/U.S. Guaranteed	11.0%
AA	34.4%
A	33.2%
BBB	11.1%
BB or Lower	6.7%
N/R (not rated)	3.6%
N/A (not applicable)	0.0%
Total	100%

Portfolio Composition
(% of total investments)
Transportation	18.7%
Health Care	18.7%
Tax Obligation/Limited	16.3%
Tax Obligation/General	11.9%
U.S. Guaranteed	7.7%
Water and Sewer	6.2%
Utilities	6.1%
Education and Civic Organizations	5.7%
Consumer Staples	5.2%
Other	3.5%
Total	100%

States and Territories
(% of total municipal bonds)
Illinois	14.2%
California	9.8%
Texas	7.8%
Colorado	6.1%
Ohio	5.7%
Florida	4.4%
New Jersey	4.3%
New York	4.2%
Pennsylvania	3.7%
Nevada	3.4%
Michigan	2.9%
Indiana	2.7%
District of Columbia	2.4%
Washington	2.4%
Georgia	2.3%
Wisconsin	2.0%
South Carolina	1.9%
Other	19.8%
Total	100%

16	NUVEEN

Shareholder Meeting Report

The annual meeting of shareholders was held in the offices of Nuveen on August 2, 2017 for NAD and NEA; at this meeting the shareholders were asked to elect Board Members.

	NAD		NEA
	Common and	Preferred	Common and	Preferred
	Preferred	shares	Preferred	shares
	shares voting	voting	shares voting	voting
	together	together	together	together
	as a class	as a class	as a class	as a class
Approval of the Board Members was reached as follows:
David J. Kundert
For	172,875,518	—	223,852,618	—
Withhold	5,973,642	—	9,519,159	—
Total	178,849,160	—	233,371,777	—
John K. Nelson
For	173,823,395	—	224,914,389	—
Withhold	5,025,765	—	8,457,388	—
Total	178,849,160	—	233,371,777	—
Terence J. Toth
For	173,898,881	—	224,811,962	—
Withhold	4,950,279	—	8,559,815	—
Total	178,849,160	—	233,371,777	—
Robert L. Young
For	173,839,629	—	224,891,289	—
Withhold	5,009,531	—	8,480,488	—
Total	178,849,160	—	233,371,777	—
William C. Hunter
For	—	15,845	—	20,233
Withhold	—	—	—	—
Total	—	15,845	—	20,233
William J. Schneider
For	—	15,845	—	20,233
Withhold	—	—	—	—
Total	—	15,845	—	20,233

NUVEEN	17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Nuveen Quality Municipal Income Fund
Nuveen AMT-Free Quality Municipal Income Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Quality Municipal Income Fund and Nuveen AMT-Free Quality Municipal Income Fund (the “Funds”) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statements of cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2013 were audited by other auditors whose reports dated December 27, 2013 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, their cash flows for the year then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
Chicago, Illinois
December 27, 2017

18	NUVEEN

NAD
Nuveen Quality Municipal Income Fund
	Portfolio of Investments	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 151.2% (98.7% of Total Investments)
	MUNICIPAL BONDS – 151.2% (98.7% of Total Investments)
	Alabama – 0.6% (0.4% of Total Investments)
	Alabama State Port Authority, Docks Facilities Revenue Bonds, Refunding Series 2017A:
$5,000	5.000%, 10/01/33 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	$5,768,450
5,455	5.000%, 10/01/34 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	6,263,376
5,550	5.000%, 10/01/35 – AGM Insured (Alternative Minimum Tax)	10/27 at 100.00	AA	6,352,197
1,000	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	1,258,200
17,005	Total Alabama			19,642,223
	Alaska – 0.7% (0.5% of Total Investments)
	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015:
1,580	5.000%, 1/01/24 (Alternative Minimum Tax)	No Opt. Call	Baa2	1,782,145
3,400	5.000%, 1/01/25 (Alternative Minimum Tax)	No Opt. Call	Baa2	3,844,652
1,000	5.000%, 1/01/28 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,112,100
1,075	5.000%, 1/01/29 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	1,189,380
300	5.000%, 1/01/31 (Alternative Minimum Tax)	7/25 at 100.00	Baa2	328,317
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
940	4.625%, 6/01/23	12/17 at 100.00	Ba2	966,856
14,500	5.000%, 6/01/32	12/17 at 100.00	B3	14,205,505
22,795	Total Alaska			23,428,955
	Arizona – 3.2% (2.1% of Total Investments)
980	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	1,070,052
2,500	Arizona Health Facilities Authority, Revenue Bonds, Scottsdale Lincoln Hospitals Project, Refunding Series 2014A, 5.000%, 12/01/39	12/24 at 100.00	A2	2,808,800
	Arizona Sports and Tourism Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Refunding Senior Series 2012A:
1,490	5.000%, 7/01/30	7/22 at 100.00	A1	1,622,118
2,500	5.000%, 7/01/32	7/22 at 100.00	A1	2,706,950
2,335	5.000%, 7/01/36	7/22 at 100.00	A1	2,504,147
11,795	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 4.000%, 1/01/36	1/27 at 100.00	AA–	12,490,787
11,740	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	12,776,642
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Senior Lien Series 2008A:
4,650	5.000%, 7/01/33	7/18 at 100.00	AA–	4,768,947
8,200	5.000%, 7/01/38	7/18 at 100.00	AA–	8,407,542
7,000	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B, 5.500%, 7/01/39 – FGIC Insured	No Opt. Call	AA	9,176,580
5,000	Phoenix, Arizona, Civic Improvement Corporation, Senior Lien Airport Revenue Bonds, Tender Option Bond Trust 2016-XF0388, 8.311%, 7/01/38 (Pre-refunded 7/01/18) (IF) (5)	7/18 at 100.00	AA– (4)	5,253,050
1,000	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Series 2010A, 5.250%, 10/01/40	10/20 at 100.00	A–	1,084,720
1,000	Pinal County Electrical District 4, Arizona, Electric System Revenue Bonds, Refunding Series 2015, 4.000%, 12/01/38 – AGM Insured	12/25 at 100.00	AA	1,039,190

NUVEEN	19

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Arizona (continued)
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
$500	5.500%, 12/01/29	No Opt. Call	BBB+	$620,705
24,765	5.000%, 12/01/37	No Opt. Call	BBB+	30,292,320
1,100	Student and Academic Services LLC, Arizona, Lease Revenue Bonds, Northern Arizona University Project, Series 2014, 5.000%, 6/01/34 – BAM Insured	6/24 at 100.00	AA	1,263,735
802	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	1/18 at 100.00	N/R	777,266
87,357	Total Arizona			98,663,551
	Arkansas – 0.1% (0.0% of Total Investments)
2,055	Arkansas State University, Student Fee Revenue Bonds, Jonesboro Campus, Series 2013, 4.875%, 12/01/43	12/23 at 100.00	A1	2,240,217
	California – 17.4% (11.4% of Total Investments)
1,500	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Insured Revenue Bonds, Channing House, Series 2010, 6.000%, 5/15/30 (Pre-refunded 5/15/20)	5/20 at 100.00	AA– (4)	1,682,925
185	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	BBB+	171,684
9,015	Alameda Corridor Transportation Authority, California, Revenue Bonds, Refunding Subordinate Lien Series 2004A, 0.000%, 10/01/20 – AMBAC Insured (ETM)	No Opt. Call	Aaa	8,693,525
1,535	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/37 – NPFG Insured	No Opt. Call	A	725,349
13,000	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Refunding Series 2007A-1, 4.375%, 3/01/37 – FGIC Insured	1/18 at 100.00	A1	13,024,180
	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C:
2,945	0.000%, 9/01/27	No Opt. Call	AA	2,174,352
7,150	0.000%, 9/01/28 – AGM Insured	No Opt. Call	AA	5,037,389
2,455	0.000%, 9/01/32 – AGM Insured	No Opt. Call	AA	1,448,352
200	0.000%, 9/01/35 – AGM Insured	No Opt. Call	AA	102,756
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4:
10,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	11,859,100
3,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (4)	4,196,115
1,055	Brisbane School District, San Mateo County, California, General Obligation Bonds, Election 2003 Series 2005, 0.000%, 7/01/35 – AGM Insured	No Opt. Call	AA	556,892
1,640	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured	No Opt. Call	Aa3	964,812
60	Byron Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2007B, 0.000%, 8/01/32 – SYNCORA GTY Insured (ETM)	No Opt. Call	Aa3 (4)	41,172
	Calexico Unified School District, Imperial County, California, General Obligation Bonds, Series 2005B:
3,685	0.000%, 8/01/31 – FGIC Insured	No Opt. Call	A	2,349,777
4,505	0.000%, 8/01/33 – FGIC Insured	No Opt. Call	A	2,616,639
2,820	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.000%, 6/01/26	1/18 at 100.00	B–	2,822,030
7,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2016B, 5.000%, 11/15/46	11/26 at 100.00	AA–	8,076,880
25,520	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Series 2016B, 5.000%, 11/15/46 (UB) (5)	11/26 at 100.00	AA–	29,445,997
5,950	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	6,389,883

20	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$710	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	$805,985
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
825	8.403%, 8/15/51 (IF) (5)	8/22 at 100.00	Aa3	1,052,609
2,140	8.403%, 8/15/51 (IF) (5)	8/22 at 100.00	Aa3	2,730,405
790	8.397%, 8/15/51 (IF) (5)	8/22 at 100.00	Aa3	1,007,764
9,545	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.041%, 11/15/48 (Pre-refunded 5/15/18) (IF)	5/18 at 100.00	AA– (4)	11,978,593
3,250	California Municipal Finance Authority, Revenue Bonds, Community Medical Centers, Series 2017A, 5.000%, 2/01/42	2/27 at 100.00	A–	3,637,563
4,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2015A-1, 3.375%, 7/01/25 (Alternative Minimum Tax)	No Opt. Call	A–	4,248,400
810	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009-I, 6.375%, 11/01/34 (Pre-refunded 11/01/19)	11/19 at 100.00	Aaa	895,536
	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1:
1,530	5.750%, 3/01/30 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	1,693,603
1,000	6.000%, 3/01/35 (Pre-refunded 3/01/20)	3/20 at 100.00	Aaa	1,112,670
815	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	936,631
55	California State, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/30	1/18 at 100.00	AA–	55,146
65	California State, General Obligation Bonds, Series 1997, 5.000%, 10/01/18 – AMBAC Insured	1/18 at 100.00	AA–	65,218
	California State, General Obligation Bonds, Various Purpose Series 2010:
2,100	5.250%, 3/01/30	3/20 at 100.00	AA–	2,293,830
3,000	5.500%, 3/01/40	3/20 at 100.00	AA–	3,291,180
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,749,885
500	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.250%, 12/01/44	12/24 at 100.00	BB+	546,570
	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A:
6,000	5.000%, 12/01/46	6/26 at 100.00	BB	6,452,760
3,070	5.250%, 12/01/56	6/26 at 100.00	BB	3,343,967
	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010:
900	6.000%, 10/01/29	10/19 at 100.00	BBB+	967,599
1,030	6.250%, 10/01/39	10/19 at 100.00	BBB+	1,102,121
2,250	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	A+	2,457,698
1,050	California Statewide Communities Development Authority, School Facility Revenue Bonds, Aspire Public Schools, Series 2010, 6.000%, 7/01/40 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	1,111,089
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
2,640	5.750%, 7/01/30 (6)	1/18 at 100.00	CCC	2,640,871
7,230	5.500%, 7/01/39 (6)	1/18 at 100.00	CCC	7,230,145
6,025	California Statewide Community Development Authority, Revenue Bonds, Methodist Hospital Project, Series 2009, 6.750%, 2/01/38 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	6,617,920
6,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (4)	6,757,046
4,890	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2006B, 0.000%, 8/01/26 – NPFG Insured	No Opt. Call	AA+	3,948,430
1,000	Coachella Valley Unified School District, Riverside County, California, General Obligation Bonds, Series 2005A, 0.000%, 8/01/30 – FGIC Insured	No Opt. Call	A	676,460

NUVEEN	21

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,045	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A, 0.000%, 11/01/27	11/21 at 61.42	BBB+	$2,681,670
1,260	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	1,531,618
4,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, California, Water System Revenue Bonds, Series 2014C, 5.000%, 6/01/44	6/24 at 100.00	AAA	4,624,240
3,010	El Camino Community College District, California, General Obligation Bonds, Election of 2002 Series 2012C, 0.000%, 8/01/25	8/22 at 100.00	Aa1	2,537,761
3,500	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	1,892,800
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
1,480	5.750%, 1/15/46	1/24 at 100.00	BBB–	1,723,282
6,480	6.000%, 1/15/49	1/24 at 100.00	BBB–	7,656,898
1,500	Gavilan Joint Community College District, Santa Clara and San Benito Counties, California, General Obligation Bonds, Election of 2004 Series 2011D, 5.750%, 8/01/35	8/21 at 100.00	Aa2	1,715,490
9,930	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Series 2015A, 5.000%, 6/01/45	6/25 at 100.00	A+	11,332,513
	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
3,455	0.000%, 6/01/24 – AMBAC Insured	No Opt. Call	A+	2,995,589
3,500	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	2,856,945
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
25,335	5.000%, 6/01/33	12/17 at 100.00	B+	25,252,448
2,825	5.750%, 6/01/47	12/17 at 100.00	B3	2,824,943
8,110	5.125%, 6/01/47	12/17 at 100.00	B–	8,012,518
2,500	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	AA+ (4)	1,560,825
9,740	Huntington Park Redevelopment Agency, California, Single Family Residential Mortgage Revenue Refunding Bonds, Series 1986A, 8.000%, 12/01/19 (ETM)	No Opt. Call	Aaa	11,125,028
5,000	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/24 – AGM Insured	No Opt. Call	AA	4,323,000
1,045	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Series 2001B, 0.000%, 8/01/31 – NPFG Insured	No Opt. Call	A1	656,511
90	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016A, 5.000%, 5/15/42 (Alternative Minimum Tax)	5/26 at 100.00	AA–	102,955
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B:
2,000	5.000%, 5/15/41 (Alternative Minimum Tax)	5/26 at 100.00	AA–	2,291,140
20,015	5.000%, 5/15/46 (Alternative Minimum Tax)	5/26 at 100.00	AA–	22,815,499
2,665	Los Angeles Department of Water and Power, California, Power System Revenue Bonds, Series 2014B, 5.000%, 7/01/43	1/24 at 100.00	Aa2	3,058,088
15,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA+	16,640,550
2,000	Los Rios Community College District, Sacramento County, California, General Obligation Bonds, Series 2009D, 5.375%, 8/01/34 (Pre-refunded 8/01/19)	8/19 at 100.00	AA– (4)	2,149,340
250	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	300,993
500	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	AA–	536,170
6,215	Martinez Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2011, 5.875%, 8/01/31	8/24 at 100.00	AA	7,812,628

22	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$5,955	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	Aa1	$4,788,475
2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,868,155
2,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009C, 6.500%, 11/01/39	No Opt. Call	A	3,125,782
475	Natomas Union School District, Sacramento County, California, General Obligation Refunding Bonds, Series 1999, 5.950%, 9/01/21 – NPFG Insured	No Opt. Call	A	513,903
15,770	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	18,189,118
3,615	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39 (Pre-refunded 11/01/19)	11/19 at 100.00	N/R (4)	4,019,663
1,160	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	BBB–	1,234,658
1,365	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/21 – NPFG Insured	No Opt. Call	A	1,268,795
2,000	Pasadena, California, Certificates of Participation, Refunding Series 2008C, 5.000%, 2/01/33 (Pre-refunded 2/01/18)	2/18 at 100.00	AA+ (4)	2,020,120
13,145	Perris, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1988B, 8.200%, 9/01/23 (ETM)	No Opt. Call	AA+ (4)	17,807,269
2,500	Petaluma, Sonoma County, California, Wastewater Revenue Bonds, Refunding Series 2011, 5.500%, 5/01/32 (Pre-refunded 5/01/21)	5/21 at 100.00	AA (4)	2,866,175
6,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2006, 0.000%, 10/01/34 – FGIC Insured (ETM)	No Opt. Call	A2 (4)	3,869,640
9,235	Pomona, California, GNMA/FNMA Collateralized Securities Program Single Family Mortgage Revenue Bonds, Series 1990A, 7.600%, 5/01/23 (ETM)	No Opt. Call	AA+ (4)	10,791,559
2,000	Poway Unified School District, San Diego County, California, General Obligation Bonds, School Facilities Improvement District 2007-1, Series 2011A, 0.000%, 8/01/41	No Opt. Call	AA–	827,680
5,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured (7)	8/36 at 100.00	AA	4,734,400
5,000	Riverside County Asset Leasing Corporation, California, Leasehold Revenue Bonds, Riverside County Hospital Project, Series 1997, 0.000%, 6/01/25 – NPFG Insured	No Opt. Call	A1	4,179,050
4,615	Riverside County Redevelopment Agency, California, Tax Allocation Bonds, Jurupa Valley Project Area, Series 2011B, 0.000%, 10/01/38	No Opt. Call	A	2,061,797
330	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/48	6/23 at 100.00	BBB–	369,999
9,900	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2016B, 5.000%, 5/01/46 (Alternative Minimum Tax)	5/26 at 100.00	A+	11,319,561
	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2017A:
3,900	5.000%, 5/01/42 (Alternative Minimum Tax)	5/27 at 100.00	A+	4,491,708
5,000	5.000%, 5/01/47 (Alternative Minimum Tax)	5/27 at 100.00	A+	5,740,900
660	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	A– (4)	722,707
2,000	San Francisco, California, Community Facilities District 6, Mission Bay South Public Improvements, Special Tax Refunding Bonds, Series 2013C, 0.000%, 8/01/43	8/22 at 29.31	N/R	493,500
7,660	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Senior Lien Toll Road Revenue Bonds, Series 1993, 0.000%, 1/01/24 (ETM)	No Opt. Call	AA+ (4)	6,905,260
2,000	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Junior Lien Series 2014B, 5.250%, 1/15/44	1/25 at 100.00	BBB–	2,194,320

NUVEEN	23

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
$15,350	5.000%, 1/15/44	1/25 at 100.00	BBB	$16,958,219
25,840	5.000%, 1/15/50	1/25 at 100.00	BBB	28,408,525
	San Jose, California, Airport Revenue Bonds, Refunding Series 2017A:
5,000	5.000%, 3/01/41 (Alternative Minimum Tax)	3/27 at 100.00	A2	5,746,950
5,000	5.000%, 3/01/47 (Alternative Minimum Tax)	3/27 at 100.00	A2	5,699,200
6,660	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015, 0.000%, 8/01/43	No Opt. Call	AA	1,975,756
880	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31 (Pre-refunded 2/01/21)	2/21 at 100.00	A (4)	1,042,668
2,460	Santee School District, San Diego County, California, General Obligation Bonds, Capital Appreciation, Election 2006, Series 2008D, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	1,466,972
5,000	Solano Community College District, Solano and Yolo Counties, California, General Obligation Bonds, Election 2012 Series 2013A, 5.000%, 8/01/43	8/23 at 100.00	AA	5,754,700
1,145	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2006C, 0.000%, 11/01/30 – AGM Insured	No Opt. Call	AA	739,704
1,175	Southern Kern Unified School District, Kern County, California, General Obligation Bonds, Series 2010B, 0.000%, 11/01/35 – AGM Insured	No Opt. Call	AA	602,070
	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011:
1,000	6.375%, 12/01/23 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,201,480
1,000	6.500%, 12/01/24 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,206,440
1,000	6.625%, 12/01/25 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,211,390
1,325	6.750%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (4)	1,611,650
75	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/18 at 100.00	N/R	75,758
2,410	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/26 – FGIC Insured	No Opt. Call	Aa3	1,945,954
2,000	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2011A, 5.000%, 8/01/41	8/21 at 100.00	AA–	2,238,580
3,750	Wiseburn School District, Los Angeles County, California, General Obligation Bonds, Series 2011B, 0.000%, 8/01/36 – AGM Insured (7)	8/31 at 100.00	AA	3,193,237
4,000	Yuba Community College District, California, General Obligation Bonds, Election 2006 Series 2011C, 5.250%, 8/01/47	8/21 at 100.00	Aa2	4,510,200
527,445	Total California			541,792,592
	Colorado – 8.3% (5.4% of Total Investments)
1,125	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA	1,125,259
3,000	Anthem West Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2015, 5.000%, 12/01/35 – BAM Insured	12/25 at 100.00	AA	3,350,070
4,195	Boulder Larimer & Weld Counties School District RE-1J Saint Vrain Valley, Colorado, General Obligation Bonds, Series 2016C, 4.000%, 12/15/34	12/26 at 100.00	AA	4,558,832
1,000	Brighton Crossing Metropolitan District 4, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Refunding Series 2013, 7.000%, 12/01/23	7/18 at 100.00	N/R	1,004,040
1,775	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/29	12/22 at 103.00	N/R	1,932,070
2,945	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy, Inc. Second Campus Project, Series 2013, 7.350%, 8/01/43	8/23 at 100.00	BB	3,386,514
1,715	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Refunding Series 2016, 3.625%, 8/01/46	8/26 at 100.00	A	1,636,693

24	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Liberty Common Charter School, Series 2014A, 5.000%, 1/15/44	1/24 at 100.00	A	$542,045
1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Peak-to-Peak Charter School, Refunding Series 2014, 5.000%, 8/15/30	8/24 at 100.00	A	1,114,550
3,915	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Weld County School District 6 – Frontier Academy, Refunding & Improvement Series 2016, 3.250%, 6/01/46	6/26 at 100.00	A	3,535,167
1,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2012A, 4.500%, 9/01/22	No Opt. Call	A+	1,412,875
545	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University Corporation for Atmospheric Research Project, Refunding Series 2017, 3.625%, 9/01/31	9/27 at 100.00	A+	562,990
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, University of Denver, Series 2017A:
1,200	4.000%, 3/01/36	3/27 at 100.00	AA–	1,280,868
1,600	4.000%, 3/01/37	3/27 at 100.00	AA–	1,703,824
1,465	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39 (Pre-refunded 8/01/19)	8/19 at 100.00	N/R (4)	1,630,926
6,910	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.500%, 7/01/34	7/19 at 100.00	BBB+	7,273,328
2,300	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	2,400,602
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A:
3,020	5.250%, 1/01/40	1/23 at 100.00	BBB+	3,260,150
4,890	5.250%, 1/01/45	1/23 at 100.00	BBB+	5,259,733
4,600	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	4,858,382
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013A:
2,670	5.000%, 6/01/28	6/25 at 100.00	A–	3,062,757
2,395	5.000%, 6/01/40	6/25 at 100.00	A–	2,618,980
220	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	249,828
665	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/47	5/27 at 100.00	N/R	712,907
2,240	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005B, 5.250%, 3/01/36 – AGM Insured	9/18 at 102.00	AA	2,338,627
1,150	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Poudre Valley Health System, Series 2005C, 5.250%, 3/01/40 – AGM Insured	9/18 at 102.00	AA	1,199,439
9,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	9,548,640
625	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Long-Term Care National Obligated Group Project, Series 2010A, 6.000%, 11/15/30 (Pre-refunded 11/15/20)	11/20 at 100.00	N/R (4)	711,563
735	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association, Series 2008, 5.500%, 5/15/28	5/18 at 100.00	A–	749,516
1,075	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/47	12/24 at 100.00	N/R	1,175,631
1,000	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	A–	1,031,010
2,000	Colorado Mesa University, Colorado, Enterprise Revenue Bonds, Series 2012B, 4.250%, 5/15/37	5/21 at 100.00	Aa2	2,086,000
3,000	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2014, 5.000%, 8/01/44 – AGM Insured	8/24 at 100.00	AA	3,340,620

NUVEEN	25

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$7,250	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016, 5.000%, 8/01/46 – AGM Insured	8/26 at 100.00	AA	$8,238,465
2,000	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/32	11/22 at 100.00	A+	2,290,200
1,000	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013A, 5.250%, 11/15/43 (Alternative Minimum Tax)	11/23 at 100.00	A	1,116,930
4,515	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	5,012,734
1,820	Denver City and County, Colorado, Dedicated Tax Revenue Bonds, Refunding & Improvement Series 2016A, 4.000%, 8/01/46	8/26 at 100.00	AA	1,906,159
6,405	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Airlines, Inc. Project, Refunding Series 2017, 5.000%, 10/01/32 (Alternative Minimum Tax)	10/23 at 100.00	BB–	6,949,553
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
2,955	5.000%, 12/01/28	12/26 at 100.00	Baa2	3,470,411
2,000	5.000%, 12/01/29	12/26 at 100.00	Baa2	2,331,400
2,635	5.000%, 12/01/35	12/26 at 100.00	Baa2	2,986,140
1,605	5.000%, 12/01/40	12/26 at 100.00	Baa2	1,801,468
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Capital Appreciation Series 2010A:
385	0.000%, 9/01/35	No Opt. Call	A–	189,674
150	0.000%, 9/01/37	No Opt. Call	A–	67,205
75	0.000%, 9/01/38	No Opt. Call	A–	32,007
20	0.000%, 9/01/39	No Opt. Call	A–	8,141
110	0.000%, 9/01/41	No Opt. Call	A–	40,852
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B:
1,420	0.000%, 9/01/23 – NPFG Insured	No Opt. Call	A	1,246,334
18,380	0.000%, 9/01/25 – NPFG Insured	No Opt. Call	A	14,829,535
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
1,045	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	A	711,969
2,175	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	1,418,361
25,050	0.000%, 9/01/31 – NPFG Insured	No Opt. Call	A	15,650,488
23,305	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	13,910,288
100	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	57,023
12,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2006A, 0.000%, 9/01/38 – NPFG Insured	9/26 at 54.77	A	4,889,000
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
385	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	274,151
60,000	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	30,311,400
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
345	0.000%, 9/01/28 – NPFG Insured	9/20 at 63.98	A	208,018
13,000	0.000%, 9/01/34 – NPFG Insured	9/20 at 45.40	A	5,515,640
14,500	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	5,638,760
500	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A, 5.500%, 5/01/22 (Alternative Minimum Tax)	5/21 at 100.00	Baa2	558,465
5,000	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.350%, 12/01/37 (Pre-refunded 12/01/17) – RAAI Insured	12/17 at 100.00	AA (4)	5,017,850
1,860	Metropolitan State University of Denver, Colorado, Institutional Enterprise Revenue Bonds, Aerospace and Engineering Sciences Building Project, Series 2016, 4.000%, 12/01/40	12/25 at 100.00	Aa2	1,942,249
	Park 70 Metropolitan District, City of Aurora, Colorado, General Obligation Refunding and Improvement Bonds, Series 2016:
1,565	5.000%, 12/01/36	12/26 at 100.00	Baa3	1,665,958
2,100	5.000%, 12/01/46	12/26 at 100.00	Baa3	2,222,430

26	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$3,000	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2009, 6.250%, 12/01/30 (Pre-refunded 12/01/19) – AGC Insured	12/19 at 100.00	AA (4)	$3,313,620
6,705	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	N/R	7,216,591
5,715	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (4)	6,556,191
700	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008, 6.500%, 11/15/38	No Opt. Call	A	986,027
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
2,500	6.500%, 1/15/30	7/20 at 100.00	BBB+	2,803,600
3,115	6.000%, 1/15/34	7/20 at 100.00	BBB+	3,428,151
2,615	6.000%, 1/15/41	7/20 at 100.00	BBB+	2,867,766
1,000	Sierra Ridge Metropolitan District 2, Douglas County, Colorado, General Obligation Bonds, Limited Tax Series 2016A, 5.500%, 12/01/46	12/21 at 103.00	N/R	1,028,260
	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2016:
1,050	5.000%, 12/01/32 – BAM Insured	12/26 at 100.00	AA	1,201,452
1,000	4.125%, 12/01/37 – BAM Insured	12/26 at 100.00	AA	1,047,440
2,000	Vista Ridge Metropolitan District, In the Town of Erie, Weld County, Colorado, General Obligation Refunding Bonds, Series 2016A, 4.000%, 12/01/36 – BAM Insured	12/26 at 100.00	AA	2,058,320
1,775	Waterview I Metropolitan District, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016, 5.000%, 12/01/41	12/26 at 100.00	A–	1,996,715
323,055	Total Colorado			257,667,827
	Connecticut – 0.4% (0.3% of Total Investments)
3,430	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2012H, 5.000%, 7/01/24 – AGM Insured	7/22 at 100.00	AA	3,864,753
	Connecticut Municipal Electric Energy Cooperative, Power Supply System Revenue Bonds, Tender Option Bond Trust 2016-XG0059:
1,295	14.419%, 1/01/32 (IF) (5)	1/23 at 100.00	A+	1,948,741
190	14.295%, 1/01/38 (IF) (5)	1/23 at 100.00	A+	281,500
2,500	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	2,723,675
3,565	Hartford County Metropolitan District, Connecticut, Clean Water Project Revenue Bonds, Series 2013A, 4.000%, 4/01/39	4/22 at 100.00	AA	3,672,556
4,615	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Series 2013A, 6.050%, 7/01/31, (cash 4.000%, PIK 2.050%), (8)	No Opt. Call	N/R	184,606
15,595	Total Connecticut			12,675,831
	Delaware – 0.3% (0.2% of Total Investments)
7,255	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	AA–	8,179,722
	District of Columbia – 2.3% (1.5% of Total Investments)
1,320	District of Columbia Housing Finance Agency, GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)	12/17 at 100.00	AA+	1,323,868
5,140	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1	5,793,140
21,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	12/17 at 100.00	N/R	3,063,900
23,745	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/23 – AGM Insured (UB)	No Opt. Call	Aa1	27,218,656

NUVEEN	27

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	District of Columbia (continued)
	District of Columbia, General Obligation Bonds, Series 1998B:
$5,000	6.000%, 6/01/19 – NPFG Insured	No Opt. Call	Aa1	$5,384,450
9,505	6.000%, 6/01/20 – NPFG Insured	No Opt. Call	Aa1	10,671,168
16,400	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 4.500%, 10/01/30 – AMBAC Insured	1/18 at 100.00	AA+	16,444,936
82,110	Total District of Columbia			69,900,118
	Florida – 8.7% (5.7% of Total Investments)
1,480	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 2013A, 5.000%, 11/15/37	11/23 at 100.00	BBB	1,578,257
	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2013A:
450	5.000%, 9/01/45	9/23 at 100.00	BBB–	460,706
875	5.000%, 9/01/48	9/23 at 100.00	BBB–	891,319
1,000	Brevard County Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Health First, Inc. Project, Series 2009B, 7.000%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	A (4)	1,081,650
7,500	Broward County, Florida, Airport System Revenue Bonds, Series 2015A, 5.000%, 10/01/45 (Alternative Minimum Tax)	10/25 at 100.00	A+	8,353,800
4,315	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	4,817,180
100	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School, Inc. Projects, Series 2012A, 6.125%, 6/15/43	6/22 at 100.00	N/R	105,543
4,165	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University Project, Refunding Series 2012A, 5.000%, 4/01/32	4/22 at 100.00	A–	4,521,232
1,150	Florida Higher Educational Facilities Financing Authority, Revenue Bonds, Nova Southeastern University, Refunding Series 2011, 6.375%, 4/01/31	4/21 at 100.00	A–	1,308,263
2,000	Florida Ports Financing Commission, Revenue Bonds, State Transportation Trust Fund-Intermodal Program, Refunding Series 2011B, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/21 at 100.00	AA+	2,281,220
3,175	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2010B, 5.000%, 7/01/40	7/20 at 101.00	AA	3,502,501
2,500	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Refunding Series 2009C, 5.000%, 10/01/34 (Pre-refunded 10/01/19)	10/19 at 100.00	AA– (4)	2,682,150
4,760	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017, 5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	A+	5,478,474
3,890	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Series 2016A, 5.000%, 10/01/40 (Alternative Minimum Tax)	10/26 at 100.00	AA–	4,455,178
6,020	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Senior Lien Series 2015A, 5.000%, 10/01/44 (Alternative Minimum Tax)	10/24 at 100.00	A+	6,632,234
10,305	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2015A, 5.000%, 10/01/44	10/24 at 100.00	A–	11,548,813
2,290	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B, 5.000%, 10/01/40	10/24 at 100.00	A+	2,574,006
8,000	JEA, Florida, Water and Sewer System Revenue Bonds, Series 2010D, 5.000%, 10/01/39	4/20 at 100.00	AAA	8,643,440
5,075	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/35	11/24 at 100.00	A2	5,715,516
1,500	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 2013, 3.950%, 12/15/21 (Alternative Minimum Tax)	6/20 at 100.00	Baa2	1,542,855
9,820	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A, 5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	11,128,122
2,000	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017, 5.125%, 7/01/46	7/27 at 100.00	N/R	2,124,360

28	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,930	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2012A, 5.000%, 4/01/42	4/23 at 100.00	A–	$3,205,420
8,070	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	9,055,750
1,500	Miami-Dade County Health Facility Authority, Florida, Hospital Revenue Bonds, Nicklaus Children’s Hospital, Refunding Series 2017, 5.000%, 8/01/42	8/27 at 100.00	A+	1,703,205
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/29 (Alternative Minimum Tax)	10/22 at 100.00	A	1,123,770
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,139,420
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009B, 5.500%, 10/01/36 (Pre-refunded 10/01/19)	10/19 at 100.00	A (4)	4,333,160
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
4,000	5.000%, 10/01/28	10/20 at 100.00	A	4,409,720
7,890	5.000%, 10/01/41	10/20 at 100.00	A	8,594,104
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/35 (Alternative Minimum Tax)	10/24 at 100.00	A	5,650,050
3,410	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2015A, 5.000%, 10/01/38 (Alternative Minimum Tax)	10/25 at 100.00	A	3,853,846
14,635	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2017B, 5.000%, 10/01/40 (Alternative Minimum Tax)	10/27 at 100.00	A	16,884,253
2,865	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	3,232,379
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
3,000	5.000%, 7/01/42	7/22 at 100.00	AA	3,390,210
2,050	5.000%, 7/01/42 – AGM Insured	7/22 at 100.00	AA	2,316,644
1,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/39 – AGM Insured	10/20 at 100.00	AA	1,091,620
12,370	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	13,937,774
4,000	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA	4,422,120
2,200	Okeechobee County, Florida, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 1.550%, 7/01/39 (Mandatory put 7/01/21)	1/18 at 100.00	A–	2,200,638
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,786,995
115	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	138,934
4,635	Port Saint Lucie, Florida, Public Service Tax Revenue Bonds, Recovery Zone Facility Bond Series 2014B, 5.000%, 9/01/43	9/24 at 100.00	AA–	5,308,187
	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007:
22,000	5.000%, 8/15/37	1/18 at 100.00	AA–	22,050,630
11,000	5.000%, 8/15/42	1/18 at 100.00	AA–	11,023,100
12,805	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (5)	1/18 at 100.00	AA–	12,831,891
7,370	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Series 2007, 5.000%, 8/15/42 (UB) (5)	1/18 at 100.00	AA–	7,385,477
705	Southeast Overtown/Park West Community Redevelopment Agency, Florida, Tax Increment Revenue Bonds, Series 2014A-1, 5.000%, 3/01/30	3/24 at 100.00	BBB+	784,263
1,500	Sumter County Industrial Development Authority, Florida, Hospital Revenue Bonds, Central Florida Health Alliance Projects, Series 2014A, 5.250%, 7/01/44	1/24 at 100.00	A–	1,649,865

NUVEEN	29

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$700	Tampa, Florida, Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Refunding & Capital Improvement Series 2012A, 5.000%, 9/01/29	9/22 at 100.00	A+	$785,925
14,610	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A+	16,406,592
65	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-2, 6.610%, 5/01/39	1/18 at 100.00	N/R	64,996
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-3, 0.000%, 5/01/40 (7)	5/19 at 100.00	N/R	179,759
85	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (7)	5/22 at 100.00	N/R	65,843
120	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.650%, 5/01/40 (8)	5/18 at 100.00	N/R	1
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Non Performing ParcelSeries 2007-1. RMKT, 6.650%, 5/01/40	5/18 at 100.00	N/R	9,795
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2012A-1, 6.650%, 5/01/40	5/18 at 100.00	N/R	195,074
290	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	233,041
180	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (8)	5/18 at 100.00	N/R	119,158
195	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (8)	5/18 at 100.00	N/R	2
1,015	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	1/18 at 100.00	N/R	1,016,096
6,510	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	7,496,330
249,255	Total Florida			271,502,856
	Georgia – 1.7% (1.1% of Total Investments)
1,820	Atlanta Development Authority, Georgia, Revenue Bonds, New Downtown Atlanta Stadium Project, Senior Lien Series 2015A-1, 5.250%, 7/01/40	7/25 at 100.00	Aa3	2,122,830
835	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31 (Pre-refunded 1/01/19)	1/19 at 100.00	A2 (4)	893,692
985	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	Aa2 (4)	1,064,509
525	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.250%, 11/01/34 – AGM Insured	11/19 at 100.00	Aa2	564,890
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,065	5.000%, 11/01/31	5/25 at 100.00	Aa2	3,627,274
5,000	5.000%, 11/01/32	5/25 at 100.00	Aa2	5,890,900
2,000	Dalton Development Authority, Georgia, Revenue Certificates, Hamilton Health Care System Inc., Series 1996, 5.500%, 8/15/26 – NPFG Insured	No Opt. Call	A	2,283,540
2,000	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc. Project, Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	A	2,274,880
590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30	2/20 at 100.00	A	628,810
1,910	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010A, 5.000%, 2/15/30 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	2,072,694
710	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37	2/20 at 100.00	AA–	755,653
2,290	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/37 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (4)	2,497,932

30	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$10,260	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	$11,214,100
1,000	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/20	No Opt. Call	A	1,075,820
3,035	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (4)	3,156,552
1,200	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Refunding Series 1992P, 6.250%, 7/01/20 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	1,294,056
3,265	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2015B, 5.000%, 7/01/41	7/26 at 100.00	AA+	3,781,425
5,000	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Emory University, Refunding Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA+	5,789,650
1,220	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2012A, 5.250%, 10/01/27	10/21 at 100.00	Baa2	1,356,323
1,425	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	1,541,921
48,135	Total Georgia			53,887,451
	Guam – 0.1% (0.1% of Total Investments)
765	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	807,909
1,770	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	A–	1,877,758
1,220	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	1,349,601
3,755	Total Guam			4,035,268
	Hawaii – 1.6% (1.0% of Total Investments)
13,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A1	14,655,550
6,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Refunding Series 2017B, 4.000%, 3/01/37 (Alternative Minimum Tax)	3/27 at 100.00	A–	6,203,940
10,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaiian Electric Company, Inc. and Subsidiary Projects, Series 2017A, 3.100%, 5/01/26 (Alternative Minimum Tax)	No Opt. Call	A–	10,179,900
11,205	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/45 (Alternative Minimum Tax)	7/25 at 100.00	A+	12,622,432
5,000	Hawaii State, General Obligation Bonds, Series 2017FK, 4.000%, 5/01/35	5/27 at 100.00	AA+	5,406,250
45,205	Total Hawaii			49,068,072
	Idaho – 0.6% (0.4% of Total Investments)
11,205	Idaho Health Facilities Authority, Hospital Revenue Bonds, CHE Trinity Health Group, Series 2017ID, 5.000%, 12/01/46	6/27 at 100.00	AA–	12,720,924
	Idaho Health Facilities Authority, Revenue Bonds, Madison Memorial Hospital Project, Refunding Series 2016:
1,795	5.000%, 9/01/23	No Opt. Call	BB+	1,992,755
1,000	5.000%, 9/01/29	9/26 at 100.00	BB+	1,113,050
	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A:
1,155	4.750%, 9/01/26	9/22 at 100.00	A3	1,290,932
310	5.000%, 9/01/32	9/22 at 100.00	A3	345,197
15,465	Total Idaho			17,462,858

NUVEEN	31

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois – 19.9% (13.0% of Total Investments)
$3,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA	$3,293,010
6,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	7,046,640
1,470	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB–	1,457,740
9,250	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	10,726,947
2,400	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	2,729,520
11,295	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46	12/27 at 100.00	B	13,411,231
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
10,000	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A	9,223,800
10,130	0.000%, 12/01/24 – FGIC Insured	No Opt. Call	A	7,945,567
7,140	0.000%, 12/01/25 – FGIC Insured	No Opt. Call	A	5,305,091
4,325	0.000%, 12/01/29 – FGIC Insured	No Opt. Call	A	2,608,407
4,235	0.000%, 12/01/31 – FGIC Insured	No Opt. Call	A	2,307,270
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
15,000	0.000%, 12/01/21 – FGIC Insured	No Opt. Call	A	13,385,700
10,000	0.000%, 12/01/23 – FGIC Insured	No Opt. Call	A	8,254,400
8,845	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	A	10,318,577
7,900	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	8,483,415
2,150	Chicago, Illinois, Certificates of Participation Tax Increment Revenue Notes, Fullerton/Milwaukee Redevelopment Project, Series 2011A, 6.830%, 3/15/24	1/18 at 100.00	Ba3	2,150,676
	Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue Bonds, Archer Court Apartments, Series 1999A:
210	5.500%, 12/20/19 (Alternative Minimum Tax)	4/18 at 100.00	AA–	210,605
1,210	5.600%, 12/20/29 (Alternative Minimum Tax)	4/18 at 100.00	AA–	1,212,178
1,925	5.650%, 12/20/40 (Alternative Minimum Tax)	4/18 at 100.00	AA–	1,927,656
2,245	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2015C, 5.000%, 1/01/46 (Alternative Minimum Tax)	1/25 at 100.00	A	2,483,621
	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Series 2017D:
5,500	5.000%, 1/01/42 (Alternative Minimum Tax)	1/27 at 100.00	A	6,196,905
5,500	5.000%, 1/01/47 (Alternative Minimum Tax)	1/27 at 100.00	A	6,160,055
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
4,115	0.000%, 1/01/33 – FGIC Insured	No Opt. Call	A	2,181,238
29,600	0.000%, 1/01/38 – FGIC Insured	No Opt. Call	A	12,138,368
11,675	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	13,393,093
3,880	Chicago, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 1/01/34 – AGM Insured	1/18 at 100.00	AA	3,889,467
22,750	Chicago, Illinois, General Obligation Refunding Bonds, Emergency Telephone System, Series 1999, 5.500%, 1/01/23 – FGIC Insured	No Opt. Call	A	24,739,032
6,280	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AA	6,523,224
6,410	Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien Series 2001A, 5.500%, 1/01/30 – NPFG Insured	No Opt. Call	A	7,522,904
1,500	Chicago, Illinois, Water Revenue Bonds, Senior Lien Series 2001, 5.750%, 11/01/30 – AMBAC Insured	No Opt. Call	Baa2	1,767,630
13,310	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA–	14,308,915

32	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002:
$2,785	5.500%, 11/01/36	11/23 at 100.00	A	$3,080,795
815	4.500%, 11/01/36	11/24 at 100.00	A	855,897
5,000	4.450%, 11/01/36	11/25 at 102.00	A	5,315,300
410	Illinois Finance Authority, Charter School Revenue Bonds, Intrinsic Charter Schools Belmont School Project, Series 2015A, 6.000%, 12/01/45	12/25 at 100.00	N/R	423,206
13,955	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2015, 5.000%, 5/01/45 (UB) (5)	5/25 at 100.00	Aa2	15,453,209
2,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Series 2016, 4.000%, 3/01/38	3/26 at 100.00	AA–	2,089,300
4,985	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/32 Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:	9/22 at 100.00	BBB–	5,312,166
4,750	5.000%, 9/01/39	9/24 at 100.00	BBB–	5,028,303
6,000	5.000%, 9/01/42	9/24 at 100.00	BBB–	6,307,620
4,125	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	4,447,245
4,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	4,112,800
2,120	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (4)	2,143,511
3,875	Illinois Finance Authority, Revenue Bonds, Elmhurst Memorial Healthcare, Series 2008A, 5.625%, 1/01/37 (Pre-refunded 1/01/18)	1/18 at 100.00	A (4)	3,904,334
	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A:
11,520	4.000%, 7/01/37	7/26 at 100.00	A	11,671,488
6,140	4.000%, 7/01/38	7/26 at 100.00	A	6,207,172
280	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	300,546
615	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	685,405
10,745	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	11,748,583
12,125	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	AA–	12,826,310
2,500	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C, 5.000%, 2/15/33	2/27 at 100.00	BBB	2,814,000
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
50	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	55,787
4,995	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (4)	5,573,171
	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A:
415	5.500%, 7/01/28	7/23 at 100.00	A–	474,698
390	6.000%, 7/01/43	7/23 at 100.00	A–	439,253
100	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009, 6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	107,537
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care Corporation, Refunding Series 2009:
90	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	N/R (4)	96,783
2,810	6.125%, 5/15/25 (Pre-refunded 5/15/19)	5/19 at 100.00	BBB– (4)	3,021,790
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
65	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	66,379
1,735	5.000%, 5/15/19 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (4)	1,771,817

NUVEEN	33

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Refunding Series 2006B, 5.250%, 11/01/35 (Pre-refunded 11/01/18) – NPFG Insured	11/18 at 100.00	Aaa	$1,040,940
1,120	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (Pre-refunded 5/01/19)	5/19 at 100.00	Aaa	1,210,586
4,250	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2015B, 5.000%, 11/15/39	5/25 at 100.00	A+	4,687,410
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A:
4,000	6.000%, 8/15/23	8/18 at 100.00	BBB+	4,098,320
5,000	5.500%, 8/15/30	8/18 at 100.00	BBB+	5,111,900
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
560	5.000%, 8/15/35	8/25 at 100.00	Baa1	610,411
3,745	5.000%, 8/15/44	8/25 at 100.00	Baa1	4,016,513
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
2,000	6.875%, 8/15/38 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	2,200,680
3,000	7.000%, 8/15/44 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (4)	3,307,620
1,000	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 (Pre-refunded 3/01/20) – AGM Insured	3/20 at 100.00	AA (4)	1,093,520
930	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,005,256
470	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	515,928
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (5)	2/21 at 100.00	AA– (4)	2,840,125
3,000	Illinois Finance Authority, Revenue Bonds, University of Chicago, Refunding Series 2015A, 5.000%, 10/01/46	10/25 at 100.00	AA+	3,381,510
11,140	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	12,003,684
2,000	Illinois Health Facilities Authority, Revenue Bonds, Midwest Care Center I Inc., Series 2001, 5.950%, 2/20/36	2/18 at 100.00	Aa1	2,008,880
1,830	Illinois Sports Facility Authority, State Tax Supported Bonds, Refunding Series 2014, 5.250%, 6/15/32 – AGM Insured	6/24 at 100.00	AA	2,027,951
	Illinois State, General Obligation Bonds, February Series 2014:
3,500	5.250%, 2/01/30	2/24 at 100.00	BBB	3,783,710
4,100	5.250%, 2/01/31	2/24 at 100.00	BBB	4,420,497
3,200	5.250%, 2/01/32	2/24 at 100.00	BBB	3,440,960
2,000	5.250%, 2/01/33	2/24 at 100.00	BBB	2,144,860
1,575	5.250%, 2/01/34	2/24 at 100.00	BBB	1,684,573
2,000	5.000%, 2/01/39	2/24 at 100.00	BBB	2,083,640
8,250	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB	8,783,857
1,025	Illinois State, General Obligation Bonds, March Series 2012, 5.000%, 3/01/34	3/22 at 100.00	BBB	1,061,623
450	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	5/24 at 100.00	BBB	471,847
1,500	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/37 Illinois State, General Obligation Bonds, October Series 2016:	11/26 at 100.00	BBB	1,577,655
3,790	5.000%, 2/01/26	No Opt. Call	BBB	4,140,044
3,510	5.000%, 2/01/28	2/27 at 100.00	BBB	3,838,501
2,375	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/25 Illinois State, General Obligation Bonds, Series 2013:	8/22 at 100.00	BBB	2,538,020
2,500	5.250%, 7/01/31	7/23 at 100.00	BBB	2,696,250
1,520	5.500%, 7/01/38	7/23 at 100.00	BBB	1,630,458
2,020	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 3.750%, 6/15/25	6/21 at 100.00	AA+	2,091,205

34	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,395	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	$1,556,471
4,685	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	5,335,840
4,435	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	5,035,056
1,815	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 15.069%, 1/01/38 (IF)	1/23 at 100.00	AA–	2,655,944
1,875	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0052, 15.090%, 1/01/38 (IF)	1/23 at 100.00	AA–	2,743,144
2,000	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/21 – NPFG Insured	No Opt. Call	Aa2	1,843,260
3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36 (9)	1/18 at 100.00	N/R	1,170,000
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
850	5.250%, 1/01/25 (10)	1/18 at 100.00	D	238,000
2,750	5.250%, 1/01/30 (10)	1/18 at 100.00	D	770,000
1,510	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	1,647,063
1,525	McCook, Cook County, Illinois, General Obligation Bonds, Series 2008, 5.200%, 12/01/30	12/18 at 100.00	A–	1,578,711
9,000	McHenry County Community Unit School District 200, Woodstock, Illinois, General Obligation Bonds, Series 2006B, 0.000%, 1/15/23 – FGIC Insured	No Opt. Call	Aa2	8,010,990
1,890	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Refunding Series 2015B, 5.000%, 6/15/52	12/25 at 100.00	BB+	1,908,730
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BB+	5,504,450
10,640	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB–	10,995,163
1,050	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 5.000%, 6/15/50	6/20 at 100.00	AA	1,113,105
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
6,015	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A	5,407,786
12,250	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	A	10,635,327
23,575	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	A	19,707,050
10,775	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	A	8,637,563
2,685	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB–	2,700,546
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,765	0.000%, 12/15/23 – NPFG Insured	No Opt. Call	A	5,644,851
5,000	0.000%, 12/15/34 – NPFG Insured	No Opt. Call	A	2,487,500
1,100	0.000%, 12/15/35 – NPFG Insured	No Opt. Call	A	520,740
3,805	0.000%, 6/15/41 – NPFG Insured	No Opt. Call	A	1,367,441
3,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	3,733,890
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
1,550	5.250%, 6/01/21	No Opt. Call	A	1,748,974
4,000	6.250%, 6/01/24	12/17 at 100.00	A	4,230,840
800	6.000%, 6/01/28	6/21 at 100.00	A–	902,336

NUVEEN	35

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999:
$22,650	5.750%, 6/01/19 – AGM Insured	No Opt. Call	AA	$24,243,654
3,500	5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	4,133,815
2,395	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA	2,073,232
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,250	5.000%, 3/01/29	3/25 at 100.00	A	2,593,620
3,505	5.000%, 3/01/40 – AGM Insured	3/25 at 100.00	AA	3,904,500
	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013:
1,580	6.000%, 10/01/32	10/23 at 100.00	A–	1,839,720
9,625	6.250%, 10/01/38	10/23 at 100.00	A–	11,189,351
2,745	6.000%, 10/01/42	10/23 at 100.00	A–	3,135,394
4,930	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A2	4,085,885
12,775	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/24 – AGM Insured (ETM)	No Opt. Call	A2 (4)	11,286,457
2,475	Will County School District 122, New Lenox, Illinois, General Obligation Bonds, Series 2000B, 0.000%, 11/01/18 – AGM Insured	No Opt. Call	A2	2,439,608
632,675	Total Illinois			617,942,228
	Indiana – 2.2% (1.4% of Total Investments)
6,180	Crown Point Multi-School Building Corporation, Indiana, First Mortgage Bonds, Crown Point Community School Corporation, Series 2000, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	AA+	5,572,135
1,555	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012B, 5.000%, 2/01/28	2/22 at 100.00	A–	1,704,747
1,050	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	B–	1,059,786
2,865	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A, 5.000%, 5/01/42	5/23 at 100.00	A	3,126,689
1,500	Indiana Finance Authority, Hospital Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Refunding Series 2010, 5.125%, 3/01/30 (Pre-refunded 3/02/20)	3/20 at 100.00	N/R (4)	1,634,325
7,480	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A, 5.000%, 12/01/40	6/25 at 100.00	AA	8,488,977
	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013A:
3,015	5.000%, 7/01/44 (Alternative Minimum Tax)	7/23 at 100.00	A–	3,250,200
6,545	5.000%, 7/01/48 (Alternative Minimum Tax)	7/23 at 100.00	A–	7,034,697
1,500	Indiana Finance Authority, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series 2013B, 5.000%, 7/01/40 (Alternative Minimum Tax)	7/23 at 100.00	A–	1,622,640
4,670	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA–	5,001,663
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B, 5.000%, 12/01/37	12/20 at 100.00	AA–	2,734,175
5,115	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	AA	5,853,862
2,750	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	3,070,045
4,500	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 4.000%, 10/01/42	10/22 at 100.00	AA	4,647,915

36	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Sisters of Saint Francis Health Services Inc., Series 2006E:
$475	5.250%, 11/01/25 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	$484,942
530	5.250%, 11/01/29 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	541,093
2,225	5.250%, 5/15/41 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa3 (4)	2,271,569
4,375	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	A+	4,984,350
1,700	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	1,721,097
3,985	Valparaiso, Indiana, Exempt Facilities Revenue Bonds, Pratt Paper LLC Project, Series 2013, 7.000%, 1/01/44 (Alternative Minimum Tax)	1/24 at 100.00	N/R	4,749,602
64,515	Total Indiana			69,554,509
	Iowa – 1.7% (1.1% of Total Investments)
1,500	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Alcoa Inc. Project, Series 2012, 4.750%, 8/01/42	8/22 at 100.00	BBB–	1,520,250
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
1,990	5.000%, 12/01/19	No Opt. Call	B	2,063,531
5,645	5.500%, 12/01/22	12/18 at 100.00	B	5,782,286
1,335	5.250%, 12/01/25	12/23 at 100.00	B	1,424,979
1,710	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	1,815,524
3,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009- 2, 5.500%, 12/01/25	12/19 at 100.00	Aaa	3,171,270
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
24,420	5.500%, 6/01/42	1/18 at 100.00	B+	24,524,518
12,100	5.625%, 6/01/46	1/18 at 100.00	B+	12,151,788
51,700	Total Iowa			52,454,146
	Kansas – 0.4% (0.2% of Total Investments)
1,240	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.000%, 9/01/26 (Pre-refunded 9/01/21)	9/21 at 100.00	Aa3 (4)	1,395,025
1,540	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA	1,669,930
2,420	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/18 at 100.00	BB+	2,423,945
505	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	528,982
40	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	41,674
5,000	Wyandotte County/Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Improvement Series 2012B, 5.000%, 9/01/32	9/22 at 100.00	A+	5,682,350
10,745	Total Kansas			11,741,906
	Kentucky – 1.8% (1.2% of Total Investments)
5,540	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.250%, 8/15/46	8/21 at 100.00	A	6,019,986
	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,000	6.000%, 6/01/30 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (4)	2,240,480
5,500	6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (4)	6,230,950
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA	1,015,770

NUVEEN	37

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kentucky (continued)
$2,730	Kentucky Economic Development Finance Authority, Revenue Bonds, Next Generation Kentucky Information Highway Project, Senior Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	$2,950,666
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
4,790	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	4,200,111
3,655	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	3,216,765
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
8,360	5.750%, 7/01/49	7/23 at 100.00	Baa3	9,336,615
585	6.000%, 7/01/53	7/23 at 100.00	Baa3	660,161
9,195	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/30	6/21 at 100.00	A1	10,145,395
2,500	Louisville-Jefferson County Metro Government, Kentucky, Revenue Bonds, Bellarmine University Inc. Project, Refunding & Improvement Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	2,530,425
	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011:
5,000	6.250%, 3/01/31	3/21 at 100.00	A3	5,613,200
1,375	6.500%, 3/01/41	3/21 at 100.00	A3	1,535,834
52,230	Total Kentucky			55,696,358
	Louisiana – 2.8% (1.8% of Total Investments)
5,120	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	5,507,789
2,665	East Baton Rouge Sewerage Commission, Louisiana, Revenue Bonds, Refunding Series 2014B, 5.000%, 2/01/39	2/25 at 100.00	AA	3,045,162
3,130	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	3,644,353
5,200	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, East Baton Rouge Sewerage Commission Projects, Subordinate Lien Series 2014A, 5.000%, 2/01/44	2/24 at 100.00	AA–	5,886,296
1,380	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB	1,557,013
8,505	Louisiana Public Facilities Authority, Dock and Wharf Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.500%, 7/01/36 (Alternative Minimum Tax)	7/23 at 100.00	N/R	9,427,112
845	Louisiana Public Facilities Authority, Hospital Revenue and Refunding Bonds, Lafayette General Medical Center Project, Series 2016A, 5.000%, 11/01/45	11/25 at 100.00	A–	903,542
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
10,000	5.000%, 5/15/42	5/27 at 100.00	A3	11,276,300
5,410	5.000%, 5/15/46	5/27 at 100.00	A3	6,077,053
4,305	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (4)	5,114,900
330	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	AA–	372,563
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015B:
6,235	5.000%, 1/01/40 (Alternative Minimum Tax)	1/25 at 100.00	A–	6,965,056
6,895	5.000%, 1/01/45 (Alternative Minimum Tax)	1/25 at 100.00	A–	7,664,965
3,800	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B, 5.000%, 1/01/48 (Alternative Minimum Tax)	1/27 at 100.00	A–	4,307,110
1,000	New Orleans, Louisiana, General Obligation Bonds, Refunding Series 2012, 5.000%, 12/01/28 – AGM Insured	12/22 at 100.00	AA	1,128,240
5,350	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	5,903,886

38	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
$1,200	New Orleans, Louisiana, Water Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/24 at 100.00	A–	$1,330,236
485	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	515,128
5,655	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	6,417,690
77,510	Total Louisiana			87,044,394
	Maine – 0.7% (0.4% of Total Investments)
2,775	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/33	7/23 at 100.00	BBB	2,918,551
	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A:
3,820	4.000%, 7/01/41	7/26 at 100.00	BBB	3,420,237
2,800	4.000%, 7/01/46	7/26 at 100.00	BBB	2,445,128
2,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bates College, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	A+	2,245,620
	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011:
3,000	6.750%, 7/01/36	7/21 at 100.00	BB	3,275,160
2,260	6.750%, 7/01/41	7/21 at 100.00	BB	2,455,264
1,720	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	AA	1,855,949
	Maine Turnpike Authority, Special Obligation Bonds, Series 2014:
1,290	5.000%, 7/01/33	7/24 at 100.00	A+	1,489,357
1,020	5.000%, 7/01/34	7/24 at 100.00	A+	1,173,571
20,685	Total Maine			21,278,837
	Maryland – 0.4% (0.2% of Total Investments)
5,000	Baltimore, Maryland, Revenue Bonds, Wastewater Projects, Series 2014C, 5.000%, 7/01/44	1/25 at 100.00	AA–	5,691,950
450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.000%, 7/01/25	7/21 at 100.00	BBB	507,996
515	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/19 at 100.00	BB+	531,671
1,790	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/39	7/24 at 100.00	A	1,964,185
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 5.750%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (4)	2,015,380
1,070	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1, 5.000%, 11/01/28 (WI/DD, Settling 11/01/17)	11/24 at 103.00	BB	1,211,251
10,825	Total Maryland			11,922,433
	Massachusetts – 2.2% (1.4% of Total Investments)
	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A:
1,160	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (4)	1,191,819
2,840	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	2,919,832
	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Tender Option Bond Trust 2016-XG0070:
505	14.573%, 10/01/48 (IF) (5)	10/23 at 100.00	A+	767,388
930	14.494%, 10/01/48 (IF) (5)	10/23 at 100.00	A+	1,412,614
	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B:
4,410	5.000%, 1/01/32	1/20 at 100.00	A+	4,741,235
7,500	5.000%, 1/01/37	1/20 at 100.00	A+	8,020,200
650	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	1/18 at 100.00	N/R	650,975

NUVEEN	39

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
$815	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2010, 7.625%, 10/15/37	10/20 at 100.00	N/R	$874,878
750	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012C, 5.250%, 11/01/42 (Alternative Minimum Tax)	11/17 at 100.00	BB+	750,517
825	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	906,939
3,500	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1, 5.000%, 10/01/46	10/26 at 100.00	A+	4,029,095
3,200	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015, 4.500%, 1/01/45	1/25 at 100.00	BBB+	3,422,272
1,220	Massachusetts Development Finance Agency, Revenue Bonds, Loomis Communities, Series 2013A, 5.125%, 1/01/25	1/23 at 100.00	BBB–	1,362,911
2,300	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	2,615,652
2,500	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health Care, Series 2016I, 4.000%, 7/01/41	7/26 at 100.00	BBB+	2,560,650
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:
1,145	5.000%, 9/01/40	9/25 at 100.00	BBB	1,258,412
1,280	5.000%, 9/01/45	9/25 at 100.00	BBB	1,407,130
	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2:
620	5.125%, 7/01/33 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	636,703
500	5.125%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (4)	513,470
3,190	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	3,397,190
6,335	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Suffolk University, Refunding Series 2009A, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	6,815,953
2,315	Massachusetts Housing Finance Agency, Housing Bonds, Series 2009F, 5.700%, 6/01/40 (Alternative Minimum Tax)	12/18 at 100.00	AA	2,364,356
700	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	761,110
5,930	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	6,747,866
1,100	Massachusetts Turnpike Authority, Metropolitan Highway System Revenue Bonds, Senior Series 1997A, 0.000%, 1/01/24 – NPFG Insured	No Opt. Call	A+	959,464
6,700	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	7,466,815
62,920	Total Massachusetts			68,555,446
	Michigan – 2.7% (1.8% of Total Investments)
3,535	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	3,922,507
2,435	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Second Lien Series 2006A, 5.500%, 7/01/36 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	2,506,638
1,600	Detroit, Michigan, Sewer Disposal System Revenue Bonds, Second Lien, Series 2001E, 5.750%, 7/01/31 (Pre-refunded 7/01/18) – BHAC Insured	7/18 at 100.00	AA+ (4)	1,649,696
2,235	Detroit, Michigan, Water Supply System Revenue Bonds, Refunding Second Lien Series 2001C, 4.750%, 7/01/29 – BHAC Insured	7/18 at 100.00	AA+	2,286,964
2,020	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	2,199,214
3,665	Lansing Board of Water and Light, Michigan, Utility System Revenue Bonds, Series 2011A, 5.500%, 7/01/41	7/21 at 100.00	AA–	4,149,220

40	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$1,500	Michigan Finance Authority, Hospital Revenue Bonds, Sparrow Obligated Group, Series 2012, 5.000%, 11/15/42	11/22 at 100.00	A+	$1,658,850
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	453,061
2,690	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-3, 5.000%, 7/01/32 – AGM Insured	7/24 at 100.00	AA	3,049,142
1,000	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014D-6, 5.000%, 7/01/36 – NPFG Insured	7/24 at 100.00	A	1,109,300
	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015:
2,500	5.000%, 12/01/31	6/22 at 100.00	AA–	2,831,350
3,670	5.000%, 12/01/32	6/22 at 100.00	AA–	4,147,834
2,000	Michigan Finance Authority, State Revolving Fund Revenue Bonds, Clean Water Series 2012, 5.000%, 10/01/31	10/22 at 100.00	AAA	2,314,960
5,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-6, 4.000%, 11/15/47	11/26 at 100.00	AA+	5,141,400
2,500	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2009-I, 5.000%, 10/15/23 – AGC Insured	10/19 at 100.00	AA	2,679,275
1,000	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2011-I-A, 5.375%, 10/15/41	10/21 at 100.00	Aa2	1,136,210
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
5,000	5.000%, 4/15/28	10/25 at 100.00	Aa2	5,952,000
10,000	5.000%, 4/15/34	10/25 at 100.00	Aa2	11,597,300
3,495	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (4)	3,817,623
5,200	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	5,582,876
1,165	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Michigan House of Representatives Facilities, Series 2008A, 5.250%, 10/15/23 (Pre-refunded 10/15/18) – AGC Insured	10/18 at 100.00	AA (4)	1,211,146
5,000	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	5,115,500
1,150	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	1,218,161
3,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2012A, 5.000%, 12/01/37	12/22 at 100.00	A	3,320,970
	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D:
1,325	5.000%, 12/01/40	12/25 at 100.00	A	1,516,940
1,200	5.000%, 12/01/45	12/25 at 100.00	A	1,366,440
3,140	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2017B, 5.000%, 12/01/47 (Alternative Minimum Tax)	12/27 at 100.00	A	3,562,801
77,430	Total Michigan			85,497,378
	Minnesota – 1.8% (1.2% of Total Investments)
310	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/36	8/26 at 100.00	BB+	289,004
1,000	City of Vergas, Minnesota, Housing and Health Care Revenue Bonds, CDL Homes, LLC Project, Refunding Series 2016, 4.250%, 8/01/43	8/24 at 100.00	N/R	913,620
1,000	Cuyuna Range Hospital District, Minnesota, Health Care Facilities Gross Revenue Bonds, Refunding Series 2007, 5.000%, 6/01/29	1/18 at 100.00	N/R	1,000,590

NUVEEN	41

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
$8,655	Dakota and Washington Counties Housing and Redevelopment Authority, Minnesota, GNMA Mortgage-Backed Securities Program Single Family Residential Mortgage Revenue Bonds, Series 1988, 8.450%, 9/01/19 (Alternative Minimum Tax) (ETM)	No Opt. Call	Aaa	$9,721,729
500	Deephaven, Minnesota, Charter School Lease Revenue Bonds, Eagle Ridge Academy Project, Series 2016A, 4.000%, 7/01/37	7/25 at 100.00	BB+	479,560
2,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/18 at 102.00	BB+	2,067,180
6,375	Minneapolis, Minnesota, Health Care System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28 (Pre-refunded 11/15/18)	11/18 at 100.00	A+ (4)	6,739,586
3,000	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2010A, 5.000%, 1/01/35	1/20 at 100.00	AA–	3,219,360
2,295	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C, 5.000%, 1/01/46	1/27 at 100.00	AA–	2,654,305
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Subordinate Lien Series 2016D:
470	5.000%, 1/01/32 (Alternative Minimum Tax)	1/27 at 100.00	A+	547,677
450	5.000%, 1/01/35 (Alternative Minimum Tax)	1/27 at 100.00	A+	517,734
580	5.000%, 1/01/37 (Alternative Minimum Tax)	1/27 at 100.00	A+	663,816
750	5.000%, 1/01/41 (Alternative Minimum Tax)	1/27 at 100.00	A+	851,993
	Minnesota Higher Education Facilities Authority, Revenue Bonds, Carleton College, Refunding Series 2017:
1,580	4.000%, 3/01/42	3/27 at 100.00	Aa2	1,666,837
3,850	4.000%, 3/01/47	3/27 at 100.00	Aa2	4,026,946
	Minnesota Municipal Power Agency, Electric Revenue Bonds, Refunding Series 2014A:
700	5.000%, 10/01/34	10/24 at 100.00	A2	816,270
500	5.000%, 10/01/35	10/24 at 100.00	A2	581,665
1,000	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AAA	1,029,540
2,000	Saint Louis Park, Minnesota, Health Care Facilities Revenue Bonds, Park Nicollet Health Services, Refunding Series 2009, 5.750%, 7/01/39 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,150,120
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Hmong College Prep Academy Project, Series 2016A:
2,205	5.500%, 9/01/36	9/26 at 100.00	BB+	2,301,314
2,500	5.750%, 9/01/46	9/26 at 100.00	BB+	2,602,750
	Saint Paul Housing and Redevelopment Authority Minnesota, Senior Housing and Health Care Revenue Bonds, Episcopal Homes Project, Series 2013:
500	5.000%, 5/01/33	5/23 at 100.00	N/R	509,375
1,000	5.125%, 5/01/48	5/23 at 100.00	N/R	1,002,610
1,520	Saint Paul Housing and Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Refunding Series 2015A, 5.000%, 12/01/50	12/24 at 100.00	BBB–	1,562,803
400	Saint Paul Housing and Redevelopment Authority, Minnesota, Upper Landing Project Tax Increment Revenue Refunding Bonds, Series 2012, 5.000%, 9/01/26	3/20 at 102.00	N/R	421,508
750	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/29 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (4)	922,515
3,835	Washington County, Minnesota, General Obligation Bonds, Capital Improvement Plan, Series 2007A, 3.500%, 2/01/28	1/18 at 100.00	AAA	3,839,832
2,000	Western Minnesota Municipal Power Agency, Power Supply Revenue Bonds, Series 2014A, 5.000%, 1/01/46	1/24 at 100.00	Aa3	2,268,020
51,725	Total Minnesota			55,368,259
	Mississippi – 0.9% (0.6% of Total Investments)
620	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/18 at 100.00	BBB+	621,959

42	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
	Mississippi Development Bank, Special Obligation Bonds, City of Jackson General Obligation Street Resurfacing Project, Series 2009:
$1,325	5.500%, 1/01/23 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	$1,392,376
850	5.800%, 1/01/24 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	896,164
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2016A:
7,500	5.000%, 9/01/36	9/26 at 100.00	BBB+	8,355,150
15,500	5.000%, 9/01/46	9/26 at 100.00	BBB+	17,066,740
25,795	Total Mississippi			28,332,389
	Missouri – 2.4% (1.6% of Total Investments)
890	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/28	10/18 at 100.00	AA+	922,049
1,000	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016, 5.000%, 8/01/28	8/26 at 100.00	A	1,137,980
1,500	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Series 2008, 5.625%, 8/01/38 (Pre-refunded 8/01/18)	8/18 at 100.00	A (4)	1,549,770
2,000	Bridgeton Industrial Development Authority, Missouri, Senior Housing Revenue Bonds, The Sarah Community Project, Refunding Series 2016, 3.625%, 5/01/30	5/25 at 100.00	N/R	1,924,880
500	Curators of the University of Missouri, System Facilities Revenue Bonds, Refunding Series 2014A, 4.000%, 11/01/33	11/24 at 100.00	AA+	538,875
2,000	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,090,900
400	Kansas City Industrial Development Authority, Missouri, Sales Tax Revenue Bonds, Ward Parkway Center Community Improvement District, Senior Refunding & Improvement Series 2016, 5.000%, 4/01/46	4/26 at 100.00	N/R	407,688
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
7,000	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	5,307,330
5,000	0.000%, 4/15/28 – AMBAC Insured	No Opt. Call	AA–	3,640,100
5,000	0.000%, 4/15/29 – AMBAC Insured	No Opt. Call	AA–	3,495,550
1,325	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A	1,387,858
1,000	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/34	5/26 at 100.00	A+	1,136,110
3,080	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	3,367,918
1,260	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, University of Central Missouri, Series 2013C-2, 5.000%, 10/01/34	10/23 at 100.00	A+	1,430,667
	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A:
1,045	5.000%, 11/15/44	11/23 at 100.00	A2	1,140,492
11,090	5.000%, 11/15/48	11/23 at 100.00	A2	12,087,989
8,525	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2017C, 4.000%, 11/15/47 (WI/DD, Settling 11/14/17)	11/27 at 100.00	AA–	8,758,756
10,645	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016B, 5.000%, 2/01/46	2/26 at 100.00	N/R	11,612,418
400	Missouri Health and Educational Facilities Authority, Revenue Bonds, Maryville University of St. Louis Project, Series 2015, 3.500%, 6/15/30	6/22 at 100.00	BBB+	397,568
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A:
725	4.000%, 10/01/36	4/27 at 100.00	AA–	768,776
3,510	5.000%, 10/01/42	4/27 at 100.00	AA–	4,023,022

NUVEEN	43

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$3,775	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/26 (Pre-refunded 4/01/21)	4/21 at 100.00	A2 (4)	$4,235,852
1,000	North Central Missouri Regional Water Commission, Waterworks System Revenue Bonds, Series 2006, 5.000%, 1/01/37	1/18 at 100.00	N/R	1,000,110
2,000	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Series 2015, 4.125%, 12/01/38	12/21 at 100.00	AA	2,060,160
490	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2012, 4.250%, 7/01/29 – FGIC Insured (Alternative Minimum Tax)	7/22 at 100.00	A–	512,324
575	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Chesterfield, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	BBB+	598,207
375	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	430,530
76,110	Total Missouri			75,963,879
	Nebraska – 0.3% (0.2% of Total Investments)
2,300	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/32	9/22 at 100.00	A	2,539,085
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
1,635	4.125%, 11/01/36	11/25 at 100.00	A–	1,701,773
470	5.000%, 11/01/45	11/25 at 100.00	A–	520,948
	University of Nebraska, Revenue Bonds, Omaha Health & Recreation Project, Series 2008:
1,250	5.000%, 5/15/33 (Pre-refunded 5/15/18)	5/18 at 100.00	Aa1 (4)	1,276,525
2,100	5.000%, 5/15/38 (Pre-refunded 5/15/18)	5/18 at 100.00	Aa1 (4)	2,144,562
7,755	Total Nebraska			8,182,893
	Nevada – 3.7% (2.4% of Total Investments)
9,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	AAA	9,617,130
39,625	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	43,535,591
2,500	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2015C, 5.000%, 7/01/26	No Opt. Call	Aa3	3,029,600
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A:
5,210	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	5,626,644
9,725	5.250%, 7/01/42	1/20 at 100.00	Aa3	10,478,979
5,800	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30 (Pre-refunded 6/15/19)	6/19 at 100.00	BBB+ (4)	6,428,546
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
9,000	5.000%, 6/01/32	12/24 at 100.00	Aa1	10,669,680
7,835	5.000%, 6/01/39	12/24 at 100.00	Aa1	9,120,802
2,600	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	Aa1	2,937,298
1,145	North Las Vegas, Nevada, General Obligation Bonds, Wastewater Reclamation System Series 2006, 5.000%, 10/01/25 – NPFG Insured	1/18 at 100.00	A	1,146,443
10,000	North Las Vegas, Nevada, General Obligation Bonds, Series 2006, 5.000%, 5/01/36 – NPFG Insured	1/18 at 100.00	A	10,009,700
2,050	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	2,285,402
104,490	Total Nevada			114,885,815
	New Hampshire – 0.3% (0.2% of Total Investments)
5,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (4)	5,470,500

44	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Hampshire (continued)
$3,500	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 4.000%, 7/01/32	7/22 at 100.00	A–	$3,627,995
1,110	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 2016-XL0025, 12.570%, 6/01/39 (Pre-refunded 6/01/19) (IF) (5)	6/19 at 100.00	AA+ (4)	1,324,752
9,610	Total New Hampshire			10,423,247
	New Jersey – 5.1% (3.4% of Total Investments)
905	Camden County Improvement Authority, New Jersey, Health Care Redevelopment Revenue Bonds, Cooper Health System Obligated Group Issue, Series 2013A, 5.750%, 2/15/42	2/23 at 100.00	BBB+	1,003,355
	New Jersey Economic Development Authority, Private Activity Bonds, The Goethals Bridge Replacement Project, Series 2013:
1,965	5.000%, 1/01/31 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,216,402
2,805	5.125%, 1/01/39 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	3,124,686
2,685	5.125%, 7/01/42 – AGM Insured (Alternative Minimum Tax)	1/24 at 100.00	AA	2,981,451
	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Refunding Series 2017A:
5,005	5.000%, 7/01/28 – BAM Insured	7/27 at 100.00	AA	5,908,202
4,275	3.125%, 7/01/31 – BAM Insured	7/27 at 100.00	AA	4,216,304
2,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/31	12/26 at 100.00	A–	2,338,840
6,770	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005N-1, 5.500%, 9/01/27 – FGIC Insured	No Opt. Call	A	8,207,813
2,825	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2014UU, 5.000%, 6/15/30	6/24 at 100.00	A–	3,062,922
555	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	602,697
6,030	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A–	6,845,135
900	New Jersey Educational Facilities Authority, Revenue Bonds, University of Medicine and Dentistry of New Jersey, Refunding Series 2009B, 7.500%, 12/01/32 (Pre-refunded 6/01/19)	6/19 at 100.00	N/R (4)	988,947
1,480	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	1,509,245
8,415	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	A+	9,479,750
2,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.625%, 7/01/32 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (4)	2,307,700
1,235	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	1,378,754
665	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust 2016-XG0001, 17.048%, 6/01/30 (IF) (5)	6/19 at 100.00	BBB+	824,952
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
2,020	5.000%, 6/15/28	6/26 at 100.00	A+	2,280,580
3,340	5.000%, 6/15/29	6/26 at 100.00	A+	3,757,500
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/26	No Opt. Call	A–	705,640
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
21,120	0.000%, 12/15/28 – AMBAC Insured	No Opt. Call	A–	14,033,818
10,000	0.000%, 12/15/32 – AGM Insured	No Opt. Call	AA	5,618,200
20,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	10,714,000
25,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	11,689,000
30,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	13,350,000

NUVEEN	45

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$4,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 1999A, 5.750%, 6/15/18	No Opt. Call	A–	$4,097,040
7,330	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	8,038,298
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	A–	1,051,660
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA:
1,690	5.250%, 6/15/33	6/25 at 100.00	A–	1,871,929
2,840	5.000%, 6/15/45	6/25 at 100.00	A–	3,032,524
3,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2017B, 4.000%, 1/01/35	1/28 at 100.00	A+	3,233,760
700	New Jersey Turnpike Authority, Revenue Bonds, Series 2009E, 5.250%, 1/01/40 (Pre-refunded 1/01/19)	1/19 at 100.00	A+ (4)	733,579
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 14.189%, 1/01/43 (IF) (5)	7/22 at 100.00	A2	1,928,277
570	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L, 5.000%, 5/01/43	5/23 at 100.00	Aa3	644,642
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
1,215	4.500%, 6/01/23	12/17 at 100.00	BBB+	1,236,250
7,080	4.625%, 6/01/26	12/17 at 100.00	BBB	7,108,674
6,420	4.750%, 6/01/34	12/17 at 100.00	BB–	6,233,242
2,000	5.000%, 6/01/41	12/17 at 100.00	B	1,925,000
202,155	Total New Jersey			160,280,768
	New Mexico – 0.5% (0.3% of Total Investments)
1,295	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.125%, 6/01/19	1/18 at 100.00	A3	1,298,976
2,000	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico San Juan Project, Refunding Series 2010D, 5.900%, 6/01/40	6/20 at 100.00	BBB+	2,178,820
3,370	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2017A, 5.000%, 8/01/46	11/27 at 100.00	AA	3,855,078
5,585	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – AGM Insured	No Opt. Call	AA	6,776,616
12,250	Total New Mexico			14,109,490
	New York – 7.2% (4.7% of Total Investments)
3,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	3,356,310
6,600	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/44	No Opt. Call	BBB–	2,268,288
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
4,605	6.000%, 7/15/30 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	5,097,873
3,065	6.250%, 7/15/40 (Pre-refunded 1/15/20)	1/20 at 100.00	AA+ (4)	3,409,659
490	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue Bonds, Catholic Health System, Inc. Project, Series 2015, 5.250%, 7/01/35	7/25 at 100.00	BBB+	553,151
3,125	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns University, Series 2013A, 5.000%, 7/01/44	7/23 at 100.00	A–	3,505,281
	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island Jewish Obligated Group, Series 2015A:
1,680	4.125%, 5/01/42	5/25 at 100.00	A	1,761,262
3,195	5.000%, 5/01/43	5/25 at 100.00	A	3,592,107
600	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/34	6/27 at 100.00	Baa3	657,450

46	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$5,325	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2011C, 5.000%, 3/15/41	3/21 at 100.00	AAA	$5,896,159
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
1,035	5.750%, 2/15/47	2/21 at 100.00	AA–	1,179,797
3,100	5.250%, 2/15/47	2/21 at 100.00	AA–	3,436,536
1,565	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (4)	1,792,097
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
3,000	5.000%, 9/01/39	9/24 at 100.00	A–	3,405,630
1,155	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,210,532
860	5.000%, 9/01/44	9/24 at 100.00	A–	972,858
2,925	Long Island Power Authority, New York, Electric System Revenue Bonds, Refunding Series 2009A, 5.500%, 4/01/24 (Pre-refunded 4/01/19)	4/19 at 100.00	A– (4)	3,105,882
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding Series 2012A, 0.000%, 11/15/32	No Opt. Call	AA	6,409,700
1,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2009B, 5.000%, 11/15/34 (Pre-refunded 11/15/19)	11/19 at 100.00	AA (4)	1,077,890
750	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA–	839,295
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013A, 5.000%, 11/15/38	5/23 at 100.00	AA–	5,686,800
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
500	5.750%, 10/01/37 (8)	1/18 at 100.00	N/R	155,000
1,000	5.875%, 10/01/46 (8)	10/37 at 100.00	N/R	310,000
4,755	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA	5,109,961
3,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	3,805,518
600	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	6/19 at 100.00	AA+	637,746
5,900	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	6,738,449
500	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 2015-XF0097, 15.188%, 6/15/39 (IF)	6/19 at 100.00	AA+	615,855
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,721,150
2,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series A-1, 5.000%, 5/01/40	5/26 at 100.00	AAA	2,314,300
3,760	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series E-1, 5.000%, 2/01/43	2/27 at 100.00	AAA	4,366,488
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	2,399,570
5	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/24	1/18 at 100.00	AA	5,017
2,000	New York Convention Center Development Corporation, New York, Revenue Bonds, Hotel Unit Fee Secured, Refunding Series 2015, 5.000%, 11/15/45	11/25 at 100.00	Aa3	2,291,420
550	New York Counties Tobacco Trust I, Tobacco Settlement Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35	1/18 at 100.00	A–	550,264
25,170	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	27,408,116

NUVEEN	47

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011:
$1,560	5.000%, 11/15/44	11/21 at 100.00	A+	$1,721,444
4,350	5.750%, 11/15/51	11/21 at 100.00	A+	5,019,639
7,500	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	9,607,575
2,000	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/20 (Alternative Minimum Tax)	No Opt. Call	BB–	2,142,340
5,260	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016, 5.000%, 8/01/31 (Alternative Minimum Tax)	8/21 at 100.00	BB–	5,618,416
	New York Transportation Development Corporation, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
2,000	4.000%, 7/01/35 – AGM Insured (Alternative Minimum Tax)	7/24 at 100.00	AA	2,085,500
10,800	5.000%, 7/01/41 (Alternative Minimum Tax)	7/24 at 100.00	BBB	11,910,132
10,000	5.000%, 7/01/46 (Alternative Minimum Tax)	7/24 at 100.00	BBB	10,952,700
19,560	5.250%, 1/01/50 (Alternative Minimum Tax)	7/24 at 100.00	BBB	21,719,033
500	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2014A, 5.125%, 7/01/31 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	533,085
1,310	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Eighth Series 2013, 5.000%, 12/01/43 (Alternative Minimum Tax)	12/23 at 100.00	AA–	1,469,296
4,320	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	4,980,917
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
5,000	6.500%, 12/01/28	1/18 at 100.00	Baa1	5,233,800
590	5.500%, 12/01/31	12/20 at 100.00	Baa1	649,991
1,670	6.000%, 12/01/36	12/20 at 100.00	Baa1	1,861,399
3,045	6.000%, 12/01/42	12/20 at 100.00	Baa1	3,378,610
5,145	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 5.900%, 12/01/17 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	A	5,168,050
1,170	Suffolk County Economic Development Corporation, New York, Revenue Bonds, Peconic Landing At Southold, Inc. Project, Refunding Series 2010, 5.875%, 12/01/30	12/20 at 100.00	BBB–	1,285,619
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel Center Project, Refunding Series 2016A:
2,750	5.000%, 1/01/32 (Alternative Minimum Tax)	1/26 at 100.00	A–	3,145,533
3,800	5.000%, 1/01/33 (Alternative Minimum Tax)	1/26 at 100.00	A–	4,328,846
211,605	Total New York			224,455,336
	North Carolina – 1.8% (1.2% of Total Investments)
2,850	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 11.707%, 1/15/47 (Pre-refunded 1/15/18) (IF) (5)	1/18 at 100.00	AA– (4)	2,920,167
	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A:
1,500	5.250%, 1/15/24 (Pre-refunded 1/15/18) – AGC Insured	1/18 at 100.00	AA– (4)	1,513,065
3,000	5.000%, 1/15/47 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (4)	3,024,630
12,250	Fayetteville State University, North Carolina, General Revenue Bonds, Series 2013A, 5.125%, 4/01/43	4/23 at 100.00	A–	13,381,532
1,500	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 6.125%, 6/01/35 (Pre-refunded 6/01/18)	6/18 at 100.00	BBB+ (4)	1,543,665
	North Carolina Department of Transportation, Private Activity Revenue Bonds, I-77 Hot Lanes Project, Series 2015:
3,555	5.000%, 12/31/37 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	3,853,265
3,480	5.000%, 6/30/54 (Alternative Minimum Tax)	6/25 at 100.00	BBB–	3,726,454

48	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$10,300	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 1993B, 6.000%, 1/01/22 – CAPMAC Insured (UB) (5)	No Opt. Call	A3	$12,251,129
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A:
5,000	5.000%, 10/01/27	10/22 at 100.00	A+	5,754,250
3,400	5.000%, 10/01/31	10/22 at 100.00	A+	3,892,184
1,570	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/31	10/24 at 102.00	N/R	1,690,356
500	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2015A, 5.000%, 1/01/32	1/26 at 100.00	A	583,735
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (4)	2,002,087
50,805	Total North Carolina			56,136,519
	North Dakota – 0.3% (0.2% of Total Investments)
675	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 5.000%, 7/01/38 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (4)	778,059
6,100	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	A+	7,125,288
1,875	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/32	12/21 at 100.00	A–	2,017,219
700	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	702,506
9,350	Total North Dakota			10,623,072
	Ohio – 7.0% (4.6% of Total Investments)
6,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016, 5.250%, 11/15/46	11/26 at 100.00	A–	6,993,312
1,340	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/45	6/27 at 100.00	A+	1,528,136
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
5,155	5.375%, 6/01/24	12/17 at 100.00	B–	4,901,065
16,425	5.125%, 6/01/24	12/17 at 100.00	B–	15,398,437
17,205	5.875%, 6/01/30	12/17 at 100.00	B–	16,360,234
11,785	5.750%, 6/01/34	12/17 at 100.00	B–	11,088,742
12,645	6.000%, 6/01/42	12/17 at 100.00	B–	12,057,893
2,345	6.500%, 6/01/47	12/17 at 100.00	B–	2,344,812
18,640	5.875%, 6/01/47	12/17 at 100.00	B–	17,521,600
24,910	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	24,797,158
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
7,125	5.250%, 11/01/29	11/20 at 100.00	A	7,811,921
3,335	5.500%, 11/01/40	11/20 at 100.00	A	3,659,095
	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
1,000	5.750%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	A (4)	1,131,030
1,665	5.500%, 11/01/40 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	1,868,346
4,795	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	4,994,760
760	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/20 at 100.00	BBB–	811,482
5,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, TriHealth, Inc. Obligated Group Project, Series 2017A, 5.000%, 8/15/42	8/27 at 100.00	A+	5,639,600
1,000	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA	1,118,320

NUVEEN	49

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$16,820	JobsOhio Beverage Systems, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38 (UB) (5)	1/23 at 100.00	Aa3	$18,810,142
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 2016-XG0052:
1,315	15.251%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	1,937,350
625	15.251%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	920,794
975	15.251%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	1,436,438
265	15.146%, 1/01/38 (IF) (5)	1/23 at 100.00	Aa3	389,457
8,360	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2015, 5.000%, 8/15/45	8/25 at 100.00	A3	9,185,048
7,495	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	8,724,630
1,000	Middleburg Heights, Ohio, Hospital Facilities Revenue Bonds, Southwest General Health Center Project, Refunding Series 2011, 5.125%, 8/01/31	8/21 at 100.00	A2	1,108,810
2,695	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/18 at 100.00	BBB+	2,718,986
2,000	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/33	2/23 at 100.00	BB+	2,121,700
3,000	Ohio Air Quality Development Authority, Ohio, Pollution Control Revenue Bonds, FirstEnergy Generation Corporation Project, Refunding Series 2009D, 4.250%, 8/01/29 (Mandatory put 9/15/21)	No Opt. Call	B1	2,969,010
1,800	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,863,738
1,000	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2011A, 5.375%, 12/01/30	12/20 at 100.00	A+	1,113,980
4,350	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Refunding Series 2015A, 5.000%, 12/01/44	6/25 at 100.00	A+	4,842,290
	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1:
1,500	5.250%, 2/15/39	2/23 at 100.00	A+	1,735,185
10,530	5.000%, 2/15/48	2/23 at 100.00	A+	11,715,257
3,710	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	3,605,452
1,800	Ohio Water Development Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 2.250%, 7/01/21	1/18 at 100.00	A–	1,792,350
135	Warren County, Ohio, Limited Tax General Obligations, Series 1997, 5.500%, 12/01/17	1/18 at 100.00	Aaa	135,510
210,755	Total Ohio			217,152,070
	Oklahoma – 0.5% (0.3% of Total Investments)
2,000	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	2,330,640
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (4)	1,729,237
3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2013A, 5.625%, 6/01/43 – BAM Insured (Alternative Minimum Tax)	6/23 at 100.00	AA	3,403,440
4,985	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2015A, 5.000%, 6/01/45 – BAM Insured (Alternative Minimum Tax)	6/24 at 100.00	AA	5,430,161
1,000	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/37	11/25 at 102.00	N/R	1,123,270
12,660	Total Oklahoma			14,016,748
	Oregon – 1.5% (1.0% of Total Investments)
1,495	Beaverton School District 48J, Washington and Multnomah Counties, Oregon, General Obligation Bonds, Convertible Deferred Interest Series 2017D, 0.000%, 6/15/36	6/27 at 100.00	AA+	1,697,692

50	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Oregon (continued)
$4,875	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Bonds, Saint Charles Health System, Inc., Series 2016A, 5.000%, 1/01/48	1/26 at 100.00	A+	$5,386,095
1,750	Metro, Oregon, Dedicated Tax Revenue Bonds, Oregon Convention Center Hotel, Series 2017, 5.000%, 6/15/47	6/27 at 100.00	Aa3	2,010,540
2,000	Oregon Department of Administrative Services, State Lottery Revenue Bonds, Refunding Series 2014C, 5.000%, 4/01/25	4/24 at 100.00	AAA	2,395,380
5,940	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	AA–	6,694,915
1,500	Oregon Health and Science University, Revenue Bonds, Refunding Series 2016B, 5.000%, 7/01/39	7/26 at 100.00	AA–	1,736,010
	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2017-24B:
6,000	5.000%, 7/01/42 (Alternative Minimum Tax)	1/27 at 100.00	AA–	6,826,140
7,500	5.000%, 7/01/47 (Alternative Minimum Tax)	1/27 at 100.00	AA–	8,494,500
9,500	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A, 5.000%, 5/15/46	5/26 at 100.00	A+	10,567,325
40,560	Total Oregon			45,808,597
	Pennsylvania – 4.2% (2.8% of Total Investments)
1,100	Allegheny Country Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009, 6.750%, 11/01/24	11/19 at 100.00	B	1,138,478
2,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A, 5.375%, 8/15/29	8/19 at 100.00	AA–	2,132,500
1,960	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31	5/21 at 100.00	AA–	2,219,974
2,570	Allegheny County, Pennsylvania, General Obligation Bonds, Series 2011C-65, 5.375%, 5/01/31 (Pre-refunded 5/01/21)	5/21 at 100.00	N/R (4)	2,923,144
100	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	BBB+	104,826
900	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	951,705
1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.000%, 10/01/30 (Pre-refunded 10/01/18)	10/18 at 100.00	BBB (4)	1,043,860
	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017:
3,500	5.000%, 7/01/37	7/27 at 100.00	A1	4,086,530
8,385	5.000%, 7/01/42	7/27 at 100.00	A1	9,706,308
	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008:
320	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	333,507
1,670	5.000%, 12/01/43 (Pre-refunded 12/01/18) – AGM Insured	12/18 at 100.00	AA (4)	1,740,491
510	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA	529,278
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
5,400	0.000%, 12/01/33	No Opt. Call	A	3,013,686
11,000	0.000%, 12/01/38	No Opt. Call	A	4,832,630
5,375	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	6,101,270
1,665	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (4)	1,851,796
3,430	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	BBB	3,704,640
2,000	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	N/R	2,270,460

NUVEEN	51

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$235	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, National Gypsum Company, Refunding Series 2014, 5.500%, 11/01/44 (Alternative Minimum Tax)	11/24 at 100.00	N/R	$249,408
400	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43 (Pre-refunded 7/01/20)	7/20 at 100.00	N/R (4)	449,508
4,310	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2, 5.500%, 12/01/34	12/20 at 100.00	AA–	4,773,411
940	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	1,059,136
16,750	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38 (7)	12/27 at 100.00	A–	20,773,853
4,305	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A1	4,866,114
2,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Lien Series 2014A-1, 5.000%, 12/01/38	12/24 at 100.00	A–	2,222,400
14,500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	18,431,385
6,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2015B-1, 5.000%, 12/01/45	12/25 at 100.00	A–	6,927,938
5,000	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2016A-1, 5.000%, 12/01/46	12/25 at 100.00	A3	5,538,600
1,595	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (4)	1,742,171
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A+ (4)	1,628,048
2,350	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding & Improvement Series 2011, 5.500%, 8/01/20	No Opt. Call	A–	2,576,657
9,800	Westmoreland County Municipal Authority, Pennsylvania, Municipal Service Revenue Bonds, Series 2016, 5.000%, 8/15/38 – BAM Insured	8/25 at 100.00	AA	11,261,572
122,745	Total Pennsylvania			131,185,284
	Puerto Rico – 0.3% (0.2% of Total Investments)
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/18 at 100.00	AA–	4,484,857
800	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Refunding Series 2002D, 5.450%, 7/01/31 – AMBAC Insured	1/18 at 100.00	Ca	791,328
14,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/42 – FGIC Insured	No Opt. Call	A	3,047,800
19,100	Total Puerto Rico			8,323,985
	Rhode Island – 0.5% (0.3% of Total Investments)
7,230	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Brown University, Series 2013, 5.000%, 9/01/43	9/23 at 100.00	AA+	8,276,542
3,320	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39	5/26 at 100.00	BBB+	3,658,939
30,175	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	1/18 at 100.00	CCC+	2,971,031
40,725	Total Rhode Island			14,906,512
	South Carolina – 3.2% (2.1% of Total Investments)
1,950	Florence County, South Carolina, Hospital Revenue Bonds, McLeod Regional Medical Center, Refunding Series 2010A, 5.000%, 11/01/37	11/20 at 100.00	AA	2,094,066

52	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016:
$5,010	5.000%, 11/01/41	5/26 at 100.00	AA–	$5,605,939
3,180	5.000%, 11/01/46	5/26 at 100.00	AA–	3,540,866
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
21,565	0.000%, 1/01/30 – AMBAC Insured	No Opt. Call	A–	14,534,594
1,250	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	AA	816,650
4,610	Rock Hill, South Carolina, Combined Utility System Revenue Bonds, Series 2016, 5.000%, 1/01/47	1/26 at 100.00	A	5,177,168
1,640	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Furman University, Refunding Series 2015, 5.000%, 10/01/45	10/25 at 100.00	AA–	1,871,978
875	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	1,010,065
9,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	10,034,730
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C:
12,805	5.000%, 12/01/39	12/24 at 100.00	A+	14,237,495
8,830	5.000%, 12/01/46	12/24 at 100.00	A+	9,747,260
5,500	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	A+	6,067,875
3,455	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A, 5.500%, 12/01/54	6/24 at 100.00	A+	3,903,390
14,765	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	A+	16,691,537
5,000	South Carolina State Ports Authority, Revenue Bonds, Series 2015, 5.250%, 7/01/55 (Alternative Minimum Tax)	7/25 at 100.00	A+	5,590,600
99,435	Total South Carolina			100,924,213
	South Dakota – 0.4% (0.3% of Total Investments)
1,300	Deadwood, South Dakota, Sales Tax Revenue Bonds, Series 2009B, 6.250%, 12/01/28	12/19 at 100.00	N/R	1,333,475
1,460	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	1,599,853
7,185	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	8,060,061
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA+ (4)	1,032,630
10,945	Total South Dakota			12,026,019
	Tennessee – 1.9% (1.2% of Total Investments)
9,460	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	10,175,271
3,125	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A, 6.000%, 7/01/38	7/20 at 100.00	BBB+	3,365,656
75	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	A (4)	75,232
17,000	Knox County Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Covenant Health, Refunding Series 2016A, 5.000%, 1/01/47	1/27 at 100.00	A	18,859,460
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Belmont University Project, Series 2012:
3,000	5.000%, 11/01/23	11/21 at 100.00	A	3,341,640
3,200	5.000%, 11/01/24	11/21 at 100.00	A	3,538,464
3,400	5.000%, 11/01/25	11/21 at 100.00	A	3,761,012

NUVEEN	53

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
$535	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A3	$596,621
10,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Refunding Series 2009B, 5.000%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	AA (4)	10,728,600
4,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.250%, 9/01/26	No Opt. Call	A	4,831,400
53,795	Total Tennessee			59,273,356
	Texas – 16.0% (10.4% of Total Investments)
3,040	Austin, Texas, Airport System Revenue Bonds, Series 2015, 5.000%, 11/15/44 (Alternative Minimum Tax)	11/24 at 100.00	A1	3,362,088
4,500	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (Alternative Minimum Tax)	11/26 at 100.00	A1	5,074,740
13,705	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (5)	11/25 at 100.00	Aa3	15,670,297
5,000	Austin, Texas, Water and Wastewater System Revenue Bonds, Refunding Series 2013A, 5.000%, 11/15/43	5/23 at 100.00	AA	5,689,600
1,000	Bell County Water Control Improvement District 1, Texas, Water Revenue Bonds, Series 2014, 5.000%, 7/10/37 – BAM Insured	7/23 at 100.00	AA	1,131,770
15,000	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Series 2016F, 5.000%, 8/15/47 (UB)	No Opt. Call	AAA	19,640,850
3,225	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax) (8)	1/18 at 100.00	N/R	32
4,670	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax) (8)	1/18 at 100.00	N/R	47
	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2012:
1,000	5.000%, 7/01/28	7/22 at 100.00	A+	1,128,650
1,000	5.000%, 7/01/29	7/22 at 100.00	A+	1,125,330
5,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	5,976,245
	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A:
765	5.000%, 1/01/43	1/23 at 100.00	BBB+	835,747
1,100	5.000%, 1/01/43 – AGM Insured	1/23 at 100.00	AA	1,208,900
1,250	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2010, 5.750%, 1/01/25 (Pre-refunded 1/01/20)	1/20 at 100.00	BBB+ (4)	1,368,288
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	1,146,880
3,380	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (4)	3,902,582
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
2,600	5.000%, 1/01/35	7/25 at 100.00	BBB+	2,942,160
3,035	5.000%, 1/01/45	7/25 at 100.00	BBB+	3,381,718
1,000	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2013, 6.000%, 8/15/43	8/23 at 100.00	BBB+	1,161,380
2,500	Colorado River Municipal Water District, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 1/01/36	1/21 at 100.00	AA–	2,740,850
2,770	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2012D, 5.000%, 11/01/38 (Alternative Minimum Tax)	11/21 at 100.00	A+	3,073,066
8,100	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2013C, 5.125%, 11/01/43 (Alternative Minimum Tax)	11/22 at 100.00	A+	9,028,503
3,500	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2010A, 5.000%, 11/01/42	11/20 at 100.00	A+	3,824,310
10,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2012E, 5.000%, 11/01/42 (Alternative Minimum Tax)	11/21 at 100.00	A+	11,049,700

54	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$9,000	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Series 2012H, 5.000%, 11/01/42 (Alternative Minimum Tax)	11/21 at 100.00	A+	$9,944,730
200	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	212,958
6,090	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, First Tier Series 2013A, 5.125%, 10/01/43	10/23 at 100.00	BBB+	6,779,388
9,120	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	10,355,304
4,105	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 15.188%, 4/01/53 (IF)	10/23 at 100.00	AA	6,329,664
2,140	Grapevine-Colleyville Independent School District, Tarrant and Dallas Counties, Texas, General Obligation Bonds, Capital Appreciation, Refunding Series 1998, 0.000%, 8/15/25	No Opt. Call	AAA	1,820,862
2,960	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 4.875%, 5/01/25 (Alternative Minimum Tax)	10/22 at 100.00	BB	3,093,200
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
3,480	5.000%, 12/01/45	6/25 at 100.00	AA	3,908,562
1,895	4.000%, 12/01/45	6/25 at 100.00	AA	1,944,933
1,615	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Young Men’s Christian Association of the Greater Houston Area, Series 2013A, 5.000%, 6/01/28	6/23 at 100.00	Baa3	1,747,010
500	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Contractual Obligation Series 2014, 5.000%, 11/01/29	11/24 at 100.00	AA+	596,770
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
510	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	180,280
1,020	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	342,781
1,255	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	400,872
3,305	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	1,004,621
4,460	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	1,284,569
6,500	0.000%, 11/15/47 – AGM Insured	11/31 at 46.45	AA	1,684,800
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
150	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	A	117,996
4,440	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	A	2,812,385
730	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	A	441,212
7,570	0.000%, 11/15/31 – NPFG Insured	No Opt. Call	A	4,377,807
600	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Second Lien Series 2014C, 5.000%, 11/15/33	11/24 at 100.00	A3	676,818
1,000	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2014A, 5.000%, 11/15/30	11/24 at 100.00	A2	1,149,940
2,305	Harris County-Houston Sports Authority, Texas, Special Revenue Bonds, Refunding Senior Lien Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	AA	2,188,206
3,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	1/18 at 100.00	A+	3,010,260
380	Houston, Texas, Airport System Special Facilities Revenue Bonds, United Airlines, Inc. Terminal E Project, Refunding Series 2014, 5.000%, 7/01/29 (Alternative Minimum Tax)	7/24 at 100.00	BB–	417,153
3,790	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 (Pre-refunded 5/15/19) – AGC Insured	5/19 at 100.00	AA (4)	4,018,120
210	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2009A, 5.125%, 11/15/32 – AGC Insured	5/19 at 100.00	AA	222,474
3,500	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	11/20 at 100.00	AA	3,926,930

NUVEEN	55

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	$4,472,960
225	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2007A, 5.000%, 3/01/32 – NPFG Insured	1/18 at 100.00	AA	225,734
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
3,250	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	AA	2,620,150
4,130	0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	AA	3,208,390
3,130	0.000%, 9/01/30 – AMBAC Insured	No Opt. Call	A2	2,043,702
12,030	0.000%, 9/01/31 – AMBAC Insured	No Opt. Call	A2	7,495,652
12,030	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 1998A, 0.000%, 12/01/22 – AGM Insured (ETM)	No Opt. Call	AA+ (4)	11,010,818
4,680	Houston, Texas, Water and Sewerage System Revenue Bonds, Refunding Junior Lien Series 1998A, 0.000%, 12/01/22 – AGM Insured	No Opt. Call	AA+	4,255,571
1,000	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 (Pre-refunded 2/15/18) – AGC Insured	2/18 at 100.00	Aa1 (4)	1,012,120
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A:
8,000	4.000%, 8/15/37	8/25 at 100.00	AAA	8,557,280
2,275	5.000%, 8/15/40	8/25 at 100.00	AAA	2,633,222
4,800	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	5,275,200
6,500	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2016, 5.000%, 5/15/46	5/26 at 100.00	A	7,311,005
9,180	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1997, 5.125%, 11/01/28 – AMBAC Insured (Alternative Minimum Tax)	No Opt. Call	A1	11,005,351
2,000	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013, 6.125%, 12/01/38	12/25 at 100.00	B1	2,135,640
1,210	Mission Economic Development Corporation, Texas, Revenue Bonds, Natgasoline Project, Series 2016B, 5.750%, 10/01/31 (Alternative Minimum Tax)	10/18 at 103.00	BB–	1,271,432
1,735	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, CHF-Collegiate Housing Foundation – College Station I LLC – Texas A&M University Project, Series 2014A, 5.000%, 4/01/46 – AGM Insured	4/24 at 100.00	AA	1,875,015
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
4,030	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	AA+ (4)	4,523,070
8,470	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	AA+ (4)	10,375,750
2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41 (Pre-refunded 9/01/21) (UB) (5)	9/21 at 100.00	AA (4)	2,298,300
205	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A1	216,115
895	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (4)	947,716
7,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	8,810,130
270	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 – BHAC Insured	1/18 at 100.00	AA+	272,028
1,120	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A, 5.750%, 1/01/40 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (4)	1,128,702

56	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008A:
$540	5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AA (4)	$544,196
415	5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AA (4)	418,225
145	5.750%, 1/01/40 (Pre-refunded 1/01/18) – AGC Insured	1/18 at 100.00	AA (4)	146,127
835	5.750%, 1/01/40 (Pre-refunded 1/01/18) – BHAC Insured	1/18 at 100.00	AA+ (4)	841,488
10,260	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B, 5.000%, 1/01/40	1/23 at 100.00	A1	11,548,040
10,625	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (4)	10,707,556
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
13,355	5.000%, 1/01/33	1/25 at 100.00	A2	15,296,283
1,000	5.000%, 1/01/34	1/25 at 100.00	A2	1,142,570
3,500	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/34 (Pre-refunded 2/15/18)	2/18 at 100.00	Aaa	3,542,945
1,000	Round Rock Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, School Building Series 2009, 5.000%, 8/01/27	8/18 at 100.00	Aaa	1,029,230
4,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (8)	No Opt. Call	N/R	40
1,300	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009B, 5.250%, 9/01/26 – AGC Insured	9/19 at 100.00	AA	1,380,795
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
355	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (4)	396,074
4,445	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (4)	4,965,776
2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	2,295,200
650	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	BBB+	797,043
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
5,910	5.000%, 12/15/23	12/22 at 100.00	A3	6,896,970
2,050	5.000%, 12/15/26	12/22 at 100.00	A3	2,340,301
1,000	5.000%, 12/15/27	12/22 at 100.00	A3	1,134,840
12,745	5.000%, 12/15/29	12/22 at 100.00	A3	14,338,635
2,000	5.000%, 12/15/31	12/22 at 100.00	A3	2,239,840
19,735	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, Blueridge Transportation Group, LLC SH 288 Toll Lanes Project, Series 2016, 5.000%, 12/31/50 (Alternative Minimum Tax)	12/25 at 100.00	Baa3	21,629,560
1,620	Texas Private Activity Bond Surface Transportation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Senior Lien Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	1,797,682
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
1,000	7.000%, 6/30/34	6/20 at 100.00	Baa3	1,134,770
1,000	7.000%, 6/30/40	6/20 at 100.00	Baa3	1,129,470
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 Segments 3A & 3B Facility, Series 2013:
1,335	7.000%, 12/31/38 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	1,573,257
4,040	6.750%, 6/30/43 (Alternative Minimum Tax)	9/23 at 100.00	BBB–	4,685,228
3,335	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 2015-XF0075, 11.699%, 8/01/39 (IF)	8/19 at 100.00	AAA	3,959,379
9,430	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	10,473,335

NUVEEN	57

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B:
$8,335	0.000%, 8/15/36	8/24 at 59.60	A–	$3,829,599
10,960	5.000%, 8/15/37	8/24 at 100.00	A–	12,382,498
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
2,100	5.000%, 8/15/33	8/24 at 100.00	BBB+	2,376,717
15,750	5.000%, 8/15/42	8/24 at 100.00	BBB+	17,506,912
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
7,715	0.000%, 8/15/21 – AMBAC Insured	No Opt. Call	A–	7,217,074
9,980	0.000%, 8/15/23 – AMBAC Insured	No Opt. Call	A–	8,838,687
21,170	0.000%, 8/15/24 – AMBAC Insured	No Opt. Call	A–	18,175,503
	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A:
2,285	0.000%, 8/15/21 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	2,157,680
2,020	0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	1,822,101
3,830	0.000%, 8/15/24 – AMBAC Insured (ETM)	No Opt. Call	A3 (4)	3,366,455
170	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	11/20 at 100.00	N/R	193,703
905	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30 (Pre-refunded 11/01/20)	11/20 at 100.00	N/R (4)	1,053,827
535	Winter Garden Housing Finance Corporation, Texas, GNMA/FNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Bonds, Series 1994, 6.950%, 10/01/27 (Alternative Minimum Tax)	4/18 at 100.00	CC	536,717
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010:
5,165	0.000%, 8/15/34	No Opt. Call	AAA	2,329,622
6,135	0.000%, 8/15/37	No Opt. Call	AAA	2,319,705
505,315	Total Texas			496,927,046
	Utah – 1.7% (1.1% of Total Investments)
1,000	Central Utah Water Conservancy District, Water Revenue Bonds, Series 2012C, 5.000%, 10/01/42	10/22 at 100.00	AA+	1,138,720
26,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A, 5.000%, 7/01/47 (Alternative Minimum Tax)	7/27 at 100.00	A+	29,839,420
2,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc., Series 2012, 5.000%, 5/15/43	5/21 at 100.00	AA+	2,189,500
5,795	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Hawthorn Academy Project, Series 2016, 5.000%, 10/15/46	4/26 at 100.00	AA	6,462,120
4,110	Utah Transit Authority, Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 6/15/42	6/22 at 100.00	AA	4,568,799
4,500	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	AAA	4,616,910
3,000	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	3,073,320
46,405	Total Utah			51,888,789
	Virginia – 2.3% (1.5% of Total Investments)
1,000	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	1/18 at 100.00	B	945,240
515	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (7)	7/28 at 100.00	BBB	436,107
1,000	Fairfax County Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, FHA-Insured Mortgage – Cedar Ridge Project, Series 2007, 4.850%, 10/01/48 (Alternative Minimum Tax)	1/18 at 100.00	AA+	1,003,380
2,400	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	11/22 at 100.00	A	2,678,352

58	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Virginia (continued)
$4,500	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2013A, 5.000%, 10/01/30 (Alternative Minimum Tax)	10/23 at 100.00	AA–	$5,130,720
	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Refunding Series 2017:
2,740	5.000%, 10/01/42 (Alternative Minimum Tax)	10/27 at 100.00	AA–	3,171,221
2,185	5.000%, 10/01/47 (Alternative Minimum Tax)	10/27 at 100.00	AA–	2,516,814
5,000	Metropolitan Washington Airports Authority, Virginia, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/39	10/20 at 100.00	AA–	5,465,550
5,625	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	5,981,344
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	997,880
5,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	6,477,800
	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B:
2,000	4.000%, 11/01/33	11/22 at 100.00	AA–	2,092,420
3,000	5.000%, 11/01/46	11/22 at 100.00	AA–	3,239,520
6,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	12/17 at 100.00	B–	5,793,180
4,535	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, 95 Express Lanes LLC Project, Series 2012, 5.000%, 1/01/40 (Alternative Minimum Tax)	1/22 at 100.00	BBB	4,870,817
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
3,670	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB	4,154,220
14,930	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB	16,535,721
66,100	Total Virginia			71,490,286
	Washington – 4.5% (2.9% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41	11/26 at 100.00	AAA	8,162,840
11,345	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/19 – NPFG Insured	No Opt. Call	AA+	11,106,301
2,000	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2014A, 5.000%, 7/01/40	7/24 at 100.00	Aa1	2,293,200
3,750	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/39 (UB) (5)	6/19 at 100.00	AA	3,976,688
2,375	Grant County Public Utility District 2, Washington, Revenue Bonds, Priest Rapids Hydroelectric Project, Refunding Series 2015A, 5.000%, 1/01/41	1/26 at 100.00	AA	2,707,358
2,270	Port Everett, Washington, Revenue Bonds, Refunding Series 2016, 5.000%, 12/01/46	6/26 at 100.00	A1	2,589,049
5,500	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2017C, 5.000%, 5/01/42 (Alternative Minimum Tax)	5/27 at 100.00	AA–	6,349,145
10,000	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 5/01/43	6/23 at 100.00	A+	11,228,000
5,195	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (4)	5,853,414
1,590	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2012, 5.000%, 12/01/42 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (4)	1,821,679
4,000	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A, 5.000%, 10/01/32	10/22 at 100.00	AA–	4,498,400
1,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	1,104,950

NUVEEN	59

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$11,500	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2015A, 5.000%, 10/01/45 (UB)	4/25 at 100.00	AA	$12,996,380
845	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24	7/19 at 100.00	Baa1	897,289
1,155	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009, 6.250%, 7/01/24 (Pre-refunded 7/01/19)	7/19 at 100.00	N/R (4)	1,251,177
4,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (4)	4,320,120
3,500	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (4)	3,514,700
320	Washington State Housing Finance Commission, Revenue Bonds, Riverview Retirement Community, Refunding Series 2012, 5.000%, 1/01/48	1/23 at 100.00	BBB–	331,757
6,480	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2002-03C, 0.000%, 6/01/24 – NPFG Insured	No Opt. Call	AA+	5,669,806
11,050	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,735,185
3,350	Washington, General Obligation Compound Interest Bonds, Series 1999S-2, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	3,343,870
	Washington, General Obligation Compound Interest Bonds, Series 1999S-3:
17,650	0.000%, 1/01/20	No Opt. Call	AA+	17,147,152
18,470	0.000%, 1/01/21	No Opt. Call	AA+	17,644,760
134,345	Total Washington			139,543,220
	West Virginia – 0.4% (0.3% of Total Investments)
1,965	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	Baa1	2,073,488
1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/38	10/18 at 100.00	N/R	1,018,380
7,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A, 5.500%, 6/01/44	6/23 at 100.00	A	7,856,590
2,000	West Virginia Hospital Finance Authority, Revenue Bonds, West Virginia University Health System Obligated Group, Improvement Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	A	2,230,580
11,965	Total West Virginia			13,179,038
	Wisconsin – 1.7% (1.1% of Total Investments)
2,230	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009, 5.875%, 2/15/39 (Pre-refunded 2/15/19)	2/19 at 100.00	A– (4)	2,364,090
880	Public Finance Authority of Wisconsin, Exempt Facilities Revenue Bonds, National Gypsum Company Project, Refunding Series 2014, 5.250%, 4/01/30 (Alternative Minimum Tax)	11/24 at 100.00	N/R	950,462
4,400	Public Finance Authority of Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Refunding Series 2016A-2, 2.875%, 5/01/27 (Alternative Minimum Tax)	5/26 at 100.00	A–	4,428,116
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Agnesian HealthCare, Inc., Series 2013B, 5.000%, 7/01/36	7/23 at 100.00	A	5,507,350
410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.500%, 2/15/19 – AMBAC Insured	No Opt. Call	A2	423,350
1,035	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	A–	1,081,409
1,685	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2016, 4.000%, 7/01/46	7/26 at 100.00	N/R	1,702,187
4,330	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Children’s Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA	4,672,849
2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,998,022

60	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B, 5.000%, 2/15/32	2/22 at 100.00	A–	$1,364,350
6,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A, 5.000%, 2/15/46	2/26 at 100.00	A–	6,619,500
8,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A–	8,870,320
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
6,745	6.000%, 5/01/36 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	7,233,405
5,100	6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (4)	5,488,161
49,815	Total Wisconsin			53,703,571
$4,694,037	Total Municipal Bonds (cost $4,329,286,124)			4,700,945,577

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$749	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/19	N/R	$471,364
204	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/55	N/R	104,013
$953	Total Corporate Bonds (cost $69,191)				575,377

Shares	Description (1), (13)	Value
	INVESTMENT COMPANIES – 0.0% (0.0% of Total Investments)
8,812	BlackRock MuniHoldings Fund Inc.	$146,191
32,524	Invesco Quality Municipal Income Trust	403,298
	Total Investment Companies (cost $530,611)	549,489
	Total Long-Term Investments (cost $4,329,885,926)	4,702,070,443

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.0% (1.3% of Total Investments)
	MUNICIPAL BONDS – 2.0% (1.3% of Total Investments)
	Illinois – 0.4% (0.3% of Total Investments)
$7,295	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Floater Series 2015-XM0053, 1.170%, 12/01/49 (14)	12/24 at 100.00	A-1	$7,295,000
6,085	Will County, Illinois, Environmental Facilities Revenue Bonds, ExxonMobil Project, Variable Rate Demand Obligations, Series 2001, 0.920%, 6/01/26 (14)	1/18 at 100.00	A-1+	6,085,000
$13,380	Total Illinois			13,380,000

NUVEEN	61

NAD	Nuveen Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 1.6% (1.0% of Total Investments)
$24,900	Gulf Coast Waste Disposal Authority, Texas, Environmental Facilities Revenue Bonds, Exxon Mobil Project, Variable Rate Demand Obligations, Series 2000, 0.920%, 6/01/30 (14)	1/18 at 100.00	A-1+	$24,900,000
10,100	Harris County Industrial Development Corporation, Texas, Solid Waste Revenue Bond, Exxon Corporation Project, Variable Rate Demand Obligations, Series 1997, 0.940%, 4/01/32 (14)	1/18 at 100.00	A-1+	10,100,000
13,300	Lower Neches Valley Authority, Texas, Industrial Development Corporation Exempt Facilities Revenue Bonds, Exxon Mobil Project, Variable Rate Demand Obligations, Series 2001B, 0.920%, 11/01/29 (14)	1/18 at 100.00	A-1+	13,300,000
48,300	Total Texas			48,300,000
$61,680	Total Short-Term Investments (cost $61,680,000)			61,680,000
	Total Investments (cost $4,391,565,926) – 153.2%			4,763,750,443
	Floating Rate Obligations – (3.9)%			(120,280,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (30.6)% (15)			(952,465,755)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (20.2)% (16)			(629,242,958)
	Other Assets Less Liabilities – 1.5%			48,272,190
	Net Assets Applicable to Common Shares – 100%			$3,110,033,920

62	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(9)	On January 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 7.125% to 5.700% and again on November 11, 2015, further reduced the security’s interest rate of accrual from 5.700% to 4.275%.
(10)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.
(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(13)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
(14)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(15)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 20.0%.
(16)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 13.2%.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	63

NEA
Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 150.1% (98.5% of Total Investments)
	MUNICIPAL BONDS – 150.1% (98.5% of Total Investments)
	Alabama – 1.1% (0.7% of Total Investments)
$4,250	Infirmary Health System Special Care Facilities Financing Authority of Mobile, Alabama, Revenue Bonds, Infirmary Health System, Inc., Series 2016A, 5.000%, 2/01/41	2/26 at 100.00	A–	$4,687,708
	Jefferson County, Alabama, General Obligation Warrants, Series 2004A:
1,395	5.000%, 4/01/22 – NPFG Insured	1/18 at 100.00	A	1,397,525
1,040	5.000%, 4/01/23 – NPFG Insured	1/18 at 100.00	A	1,041,882
25,890	Lower Alabama Gas District, Alabama, Gas Project Revenue Bonds, Series 2016A, 5.000%, 9/01/46	No Opt. Call	A3	32,574,798
4,900	Mobile Spring Hill College Educational Building Authority, Alabama, Revenue Bonds, Spring Hill College Project, Series 2015, 5.875%, 4/15/45	4/25 at 100.00	N/R	4,947,824
37,475	Total Alabama			44,649,737
	Alaska – 0.7% (0.4% of Total Investments)
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
17,040	5.000%, 6/01/32	12/17 at 100.00	B3	16,693,918
10,070	5.000%, 6/01/46	12/17 at 100.00	B3	9,653,102
27,110	Total Alaska			26,347,020
	Arizona – 2.2% (1.5% of Total Investments)
1,460	Apache County Industrial Development Authority, Arizona, Pollution Control Revenue Bonds, Tucson Electric Power Company, Series 20102A, 4.500%, 3/01/30	3/22 at 100.00	A–	1,594,159
1,025	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Academies of Math & Science Projects, Series 2017A, 5.000%, 7/01/51	7/27 at 100.00	AA–	1,134,142
	Arizona State, Certificates of Participation, Series 2010A:
2,800	5.250%, 10/01/28 – AGM Insured	10/19 at 100.00	AA	3,010,028
3,500	5.000%, 10/01/29 – AGM Insured	10/19 at 100.00	AA	3,741,885
7,500	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/29 – AGC Insured	1/20 at 100.00	AA	8,086,725
7,115	Lake Havasu City, Arizona, Wastewater System Revenue Bonds, Refunding Senior Lien Series 2015B, 5.000%, 7/01/43 – AGM Insured	7/25 at 100.00	AA	8,020,241
3,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Refunding Series 2016A, 4.000%, 1/01/36	1/27 at 100.00	AA–	3,176,970
10,000	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Series 2016A, 5.000%, 1/01/38 (UB) (4)	1/27 at 100.00	AA–	11,602,500
10,780	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A+	11,731,874
	Phoenix Civic Improvement Corporation, Arizona, Revenue Bonds, Civic Plaza Expansion Project, Series 2005B:
6,545	5.500%, 7/01/37 – FGIC Insured	No Opt. Call	AA	8,515,045
10,000	5.500%, 7/01/40 – FGIC Insured	No Opt. Call	AA	13,148,300
11,320	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007, 5.000%, 12/01/37	No Opt. Call	BBB+	13,846,511
75,045	Total Arizona			87,608,380
	Arkansas – 0.1% (0.1% of Total Investments)
5,080	Independence County, Arkansas, Hydroelectric Power Revenue Bonds, Series 2003, 5.350%, 5/01/28 – ACA Insured	1/18 at 100.00	N/R	4,637,837

64	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California – 14.4% (9.4% of Total Investments)
$22,880	Alameda Corridor Transportation Authority, California, Revenue Bonds, Senior Lien Series 1999A, 0.000%, 10/01/32 – NPFG Insured	No Opt. Call	A	$13,557,315
4,225	Alameda Unified School District, Alameda County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/28 – AGM Insured	No Opt. Call	AA	3,150,244
15,870	Anaheim Public Financing Authority, California, Lease Revenue Bonds, Public Improvement Project, Series 1997C, 0.000%, 9/01/20 – AGM Insured	No Opt. Call	AA	15,182,829
3,450	Antelope Valley Joint Union High School District, Los Angeles and Kern Counties, California, General Obligation Bonds, Series 2004B, 0.000%, 8/01/29 – NPFG Insured	No Opt. Call	A1	2,412,033
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2009F-1:
2,500	5.125%, 4/01/39 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (5)	2,645,125
2,500	5.625%, 4/01/44 (Pre-refunded 4/01/19)	4/19 at 100.00	AA (5)	2,662,625
	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2013S-4:
5,000	5.000%, 4/01/38 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (5)	5,929,550
6,500	5.250%, 4/01/53 (Pre-refunded 4/01/23)	4/23 at 100.00	AA– (5)	7,792,785
10,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2014F-1, 5.000%, 4/01/54	4/24 at 100.00	AA	11,352,300
8,000	Beverly Hills Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2009, 0.000%, 8/01/33	No Opt. Call	Aaa	4,882,800
	Burbank Unified School District, Los Angeles County, California, General Obligation Bonds, Series 2015A:
2,250	0.000%, 8/01/32	2/25 at 100.00	Aa2	1,926,518
1,350	0.000%, 8/01/33	2/25 at 100.00	Aa2	1,147,743
7,845	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Los Angeles County Securitization Corporation, Series 2006A, 5.600%, 6/01/36	12/18 at 100.00	B2	7,996,173
2,910	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29 (Pre-refunded 12/01/18)	12/18 at 100.00	AA+ (5)	3,037,022
2,090	California Department of Water Resources, Central Valley Project Water System Revenue Bonds, Series 2009-AF, 5.000%, 12/01/29	12/18 at 100.00	AAA	2,179,368
3,250	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 (Pre-refunded 5/01/18) – AGM Insured	5/18 at 100.00	Aa1 (5)	3,316,138
	California Educational Facilities Authority, Revenue Refunding Bonds, Loyola Marymount University, Series 2001A:
3,255	0.000%, 10/01/23 – NPFG Insured	No Opt. Call	A2	2,893,597
5,890	0.000%, 10/01/24 – NPFG Insured	No Opt. Call	A2	5,059,628
7,615	0.000%, 10/01/25 – NPFG Insured	No Opt. Call	A2	6,285,116
1,350	0.000%, 10/01/39 – NPFG Insured	No Opt. Call	A2	592,947
3,330	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Series 2008A-2. RMKT, 5.250%, 11/15/40	11/21 at 100.00	AA	3,804,625
10,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51	8/22 at 100.00	AA–	11,047,500
3,000	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012A, 5.000%, 8/15/51 (UB) (4)	8/22 at 100.00	AA–	3,314,250
2,550	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA–	2,738,521
530	California Health Facilities Financing Authority, Revenue Bonds, Saint Joseph Health System, Series 2013A, 5.000%, 7/01/37	7/23 at 100.00	AA–	601,651
1,710	California Health Facilities Financing Authority, Revenue Bonds, Scripps Health, Series 2012A, 5.000%, 11/15/40	11/21 at 100.00	AA	1,924,229

NUVEEN	65

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	California Health Facilities Financing Authority, Revenue Bonds, Stanford Hospitals and Clinics, Tender Option Bond Trust 2016-XG0049:
$525	8.403%, 8/15/51 (IF) (4)	8/22 at 100.00	Aa3	$669,842
1,285	8.403%, 8/15/51 (IF) (4)	8/22 at 100.00	Aa3	1,639,519
485	8.397%, 8/15/51 (IF) (4)	8/22 at 100.00	Aa3	618,690
5,355	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 2015-XF0078, 12.041%, 11/15/48 (Pre-refunded 5/15/18) (IF)	5/18 at 100.00	AA– (5)	6,720,311
2,330	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2010A, 5.750%, 7/01/40 (Pre-refunded 7/01/20)	7/20 at 100.00	Baa2 (5)	2,608,388
1,500	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Series 2017A, 5.000%, 7/01/42	7/27 at 100.00	Baa2	1,688,310
965	California Public Finance Authority, Revenue Bonds, Henry Mayo Newhall Hospital, Series 2017, 5.000%, 10/15/47	10/26 at 100.00	BBB–	1,061,394
2,930	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2013I, 5.000%, 11/01/38	11/23 at 100.00	A+	3,367,273
	California State, Economic Recovery Revenue Bonds, Refunding Series 2009A:
2,540	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	2,717,648
1,460	5.250%, 7/01/21 (Pre-refunded 7/01/19)	7/19 at 100.00	Aaa	1,562,117
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 4.000%, 8/01/36	8/26 at 100.00	AA–	5,378,000
5	California State, General Obligation Bonds, Series 2004, 5.000%, 4/01/31 – AMBAC Insured	1/18 at 100.00	AA–	5,017
20,000	California State, General Obligation Bonds, Various Purpose Series 2009, 6.000%, 11/01/39 California State, General Obligation Bonds, Various Purpose Series 2010:	11/19 at 100.00	AA–	21,922,410
7,000	5.250%, 3/01/30	3/20 at 100.00	AA–	7,646,100
4,250	5.250%, 11/01/40	11/20 at 100.00	AA–	4,749,885
10,000	California State, General Obligation Bonds, Various Purpose Series 2011, 5.000%, 10/01/41	10/21 at 100.00	AA–	11,280,710
6,270	California Statewide Communities Development Authority, Revenue Bonds, Cottage Health System Obligated Group, Series 2010, 5.250%, 11/01/30	11/20 at 100.00	A+	6,848,784
10,000	California Statewide Communities Development Authority, Revenue Bonds, Sutter Health, Series 2011A, 6.000%, 8/15/42	8/20 at 100.00	AA–	11,252,410
3,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008C, 5.625%, 7/01/35	7/18 at 100.00	A	3,090,510
	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
3,895	5.750%, 7/01/30 (6)	1/18 at 100.00	CCC	3,896,285
5,000	5.750%, 7/01/35 (6)	1/18 at 100.00	CCC	5,000,350
6,000	5.500%, 7/01/39 (6)	1/18 at 100.00	CCC	6,000,120
1,550	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 (Pre-refunded 7/01/18) – FGIC Insured	7/18 at 100.00	AA– (5)	1,598,996
10,445	Castaic Lake Water Agency, California, Certificates of Participation, Water System Improvement Project, Series 1999, 0.000%, 8/01/29 – AMBAC Insured	No Opt. Call	AA+	7,344,924
4,775	Clovis Unified School District, Fresno County, California, General Obligation Bonds, Series 2001A, 0.000%, 8/01/25 – NPFG Insured (ETM)	No Opt. Call	A– (5)	4,114,808
5,000	Coast Community College District, Orange County, California, General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 (Pre-refunded 8/01/18) – AGM Insured	8/18 at 100.00	AA+ (5)	5,149,600
3,330	Contra Costa Community College District, Contra Costa County, California, General Obligation Bonds, Election of 2006, Series 2013, 5.000%, 8/01/38	8/23 at 100.00	Aa1	3,848,215
2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Series 2005A, 5.000%, 10/01/23 (Pre-refunded 12/11/17) – AMBAC Insured	12/17 at 100.00	A (5)	2,507,500
7,775	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2015A, 0.000%, 1/15/34 – AGM Insured	No Opt. Call	AA	4,204,720

66	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 2013A:
$910	0.000%, 1/15/42 (7)	1/31 at 100.00	BBB–	$798,161
3,350	5.750%, 1/15/46	1/24 at 100.00	BBB–	3,900,673
8,350	6.000%, 1/15/49	1/24 at 100.00	BBB–	9,866,527
30,000	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)	No Opt. Call	A+ (5)	28,776,900
3,120	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	3/18 at 100.00	A	3,158,938
13,500	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	11,019,645
10,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Senior Convertible Series 2007A-2, 5.300%, 6/01/37	6/22 at 100.00	B	10,094,800
	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
19,350	5.000%, 6/01/33	12/17 at 100.00	B+	19,286,919
940	5.750%, 6/01/47	12/17 at 100.00	B3	939,981
2,850	5.125%, 6/01/47	12/17 at 100.00	B–	2,815,743
3,850	Grossmont Healthcare District, California, General Obligation Bonds, Series 2011B, 6.125%, 7/15/40 (Pre-refunded 7/15/21)	7/21 at 100.00	Aaa	4,537,687
5,000	Huntington Beach Union High School District, Orange County, California, General Obligation Bonds, Series 2007, 0.000%, 8/01/32 – FGIC Insured	No Opt. Call	Aa2	3,121,650
3,040	Kern Community College District, California, General Obligation Bonds, Safety, Repair & Improvement, Election 2002 Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA	2,717,304
1,500	Lincoln Unified School District, Placer County, California, Community Facilities District 1, Special Tax Bonds, Series 2005, 0.000%, 9/01/26 – AMBAC Insured	No Opt. Call	N/R	1,083,270
295	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Second Series 1993, 4.750%, 10/15/20 (ETM)	4/18 at 100.00	N/R (5)	295,755
995	Los Angeles Department of Water and Power, California, Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34 (ETM)	1/18 at 100.00	N/R (5)	998,333
2,495	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2009A, 5.375%, 7/01/34	1/19 at 100.00	AA+	2,622,445
10,000	Los Angeles Department of Water and Power, California, Waterworks Revenue Bonds, Series 2011A, 5.000%, 7/01/41	1/21 at 100.00	AA+	11,093,700
2,490	Madera Unified School District, Madera County, California, General Obligation Bonds, Election 2002 Series 2005, 0.000%, 8/01/27 – NPFG Insured	No Opt. Call	AA–	1,900,692
10,335	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Election of 2008, Series 2013A, 0.000%, 8/01/43 (7)	8/35 at 100.00	Aa1	8,310,477
5,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	7,814,455
745	Mt. Diablo Hospital District, California, Insured Hospital Revenue Bonds, Series 1993, 5.125%, 12/01/23 – AMBAC Insured (ETM)	1/18 at 100.00	N/R (5)	819,791
14,100	New Haven Unified School District, California, General Obligation Bonds, Refunding Series 2009, 0.000%, 8/01/34 – AGC Insured	No Opt. Call	AA	7,951,131
3,515	Newport Beach, California, Revenue Bonds, Hoag Memorial Hospital Presbyterian, Series 2011A, 5.875%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	4,145,907
2,500	Norwalk La Mirada Unified School District, Los Angeles County, California, General Obligation Bonds, Election of 2002 Series 2005B, 0.000%, 8/01/29	No Opt. Call	AA	1,780,525
5,000	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Refunding Series 1995, 7.400%, 8/01/25 – NPFG Insured	No Opt. Call	A	5,767,000
1,490	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 – NPFG Insured (ETM)	No Opt. Call	Aa1 (5)	1,876,059

NUVEEN	67

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$1,745	Orange County Water District, California, Revenue Certificates of Participation, Series 2003B, 5.000%, 8/15/34 (Pre-refunded 8/15/32) – NPFG Insured	8/32 at 100.00	AAA	$2,289,021
1,000	Pajaro Valley Unified School District, Santa Cruz County, California, General Obligation Bonds, Series 2005B, 0.000%, 8/01/29 – AGM Insured	No Opt. Call	AA	717,920
5,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/30	11/20 at 100.00	BBB–	5,450,900
2,000	Palomar Pomerado Health, California, General Obligation Bonds, Capital Appreciation, Election of 2004, Series 2007A, 0.000%, 8/01/24 – NPFG Insured	No Opt. Call	A	1,693,580
9,320	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/33 – AGC Insured	No Opt. Call	AA	5,363,380
5,145	Pomona, California, GNMA/FHLMC Collateralized Single Family Mortgage Revenue Refunding Bonds, Series 1990B, 7.500%, 8/01/23 (ETM)	No Opt. Call	AA+ (5)	6,075,062
1,800	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/28	No Opt. Call	AA	1,337,868
1,000	Rim of the World Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011C, 5.000%, 8/01/38 – AGM Insured	8/21 at 100.00	AA	1,109,290
760	Riverside County Transportation Commission, California, Toll Revenue Senior Lien Bonds, Series 2013A, 5.750%, 6/01/44	6/23 at 100.00	BBB–	853,761
4,745	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	AA+ (5)	5,537,889
2,250	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011, 7.500%, 12/01/41	12/21 at 100.00	BB+	2,618,213
1,830	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 2015-XF0098, 17.094%, 8/01/39 (Pre-refunded 8/01/19) (IF)	8/19 at 100.00	AA– (5)	2,392,194
4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Governmental Purpose, Second Series 2013B, 5.000%, 5/01/43	5/23 at 100.00	A+	4,484,440
	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Senior Lien Series 2014A:
10,595	5.000%, 1/15/44	1/25 at 100.00	BBB	11,705,038
32,725	5.000%, 1/15/50	1/25 at 100.00	BBB	35,977,865
7,210	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Bonds, Refunding Series 1997A, 0.000%, 1/15/23 – NPFG Insured	No Opt. Call	A	6,325,982
10,000	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2004A, 5.250%, 8/01/19 – NPFG Insured	1/18 at 100.00	A+	10,032,100
12,580	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	1/18 at 100.00	A+	12,605,034
2,965	San Juan Unified School District, Sacramento County, California, General Obligation Bonds, Series 2004A, 0.000%, 8/01/28 – NPFG Insured	No Opt. Call	Aa2	2,215,478
4,455	San Mateo County Community College District, California, General Obligation Bonds, Series 2006A, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	AAA	4,210,821
4,005	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/26 – FGIC Insured	No Opt. Call	Aaa	3,260,390
15,750	San Ysidro School District, San Diego County, California, General Obligation Bonds, 1997 Election Series 2012G, 0.000%, 8/01/39 – AGM Insured	No Opt. Call	AA	6,961,027
	San Ysidro School District, San Diego County, California, General Obligation Bonds, Refunding Series 2015:
5,000	0.000%, 8/01/46	No Opt. Call	AA	1,246,600
6,570	0.000%, 8/01/47	No Opt. Call	AA	1,542,242
2,135	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1, 4.750%, 6/01/23	12/17 at 100.00	Baa3	2,135,384
2,630	Union Elementary School District, Santa Clara County, California, General Obligation Bonds, Series 2001B, 0.000%, 9/01/25 – FGIC Insured	No Opt. Call	AA+	2,210,752

68	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$3,900	West Hills Community College District, California, General Obligation Bonds, School Facilities Improvement District 3, 2008 Election Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/19) – AGM Insured	8/19 at 100.00	AA (5)	$4,648,761
601,355	Total California			568,420,928
	Colorado – 9.4% (6.1% of Total Investments)
1,085	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/40 – SYNCORA GTY Insured	1/18 at 100.00	BBB–	1,085,065
500	Blue Lake Metropolitan District No. 2 , Lochbuie, Colorado, Limited Tax General Obligation Bonds, Series 2016A, 5.750%, 12/01/46	12/21 at 103.00	N/R	508,690
	Centerra Metropolitan District 1, Loveland, Colorado, Special Revenue Bonds, Refunding & Improvement Series 2017:
1,575	5.000%, 12/01/37	12/22 at 103.00	N/R	1,635,370
3,620	5.000%, 12/01/47	12/22 at 103.00	N/R	3,721,577
1,250	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2013A, 5.375%, 12/01/33	12/23 at 100.00	BBB	1,382,375
115	Central Platte Valley Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2014, 5.000%, 12/01/43	12/23 at 100.00	BB+	122,426
1,700	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Skyview Academy Project, Series 2014, 5.375%, 7/01/44	7/24 at 100.00	BB+	1,739,491
	Colorado Health Facilities Authority, Colorado, Health Facilities Revenue Bonds, The Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2017:
4,090	5.000%, 6/01/35	6/27 at 100.00	BBB	4,585,626
5,745	5.000%, 6/01/36	6/27 at 100.00	BBB	6,426,242
8,715	5.000%, 6/01/37	6/27 at 100.00	BBB	9,725,940
2,190	5.000%, 6/01/42	6/27 at 100.00	BBB	2,430,900
5,335	5.000%, 6/01/47	6/27 at 100.00	BBB	5,890,000
6,350	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 4.500%, 9/01/38	1/18 at 100.00	BBB+	6,358,509
2,295	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2011A, 5.000%, 2/01/41	2/21 at 100.00	BBB+	2,395,383
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	5,378,050
7,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 2016-XG0007, 12.941%, 10/01/41 – AGM Insured (Pre-refunded 4/29/18) (IF) (4)	4/18 at 100.00	A2 (5)	8,000,175
5,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Children’s Hospital Colorado Project, Series 2013A, 5.000%, 12/01/36	12/23 at 100.00	A+	5,582,550
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Communities Project, Series 2012, 5.125%, 1/01/37	1/18 at 100.00	N/R	751,028
3,050	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Christian Living Neighborhoods Project, Refunding Series 2016, 5.000%, 1/01/37	1/24 at 102.00	N/R	3,221,319
1,825	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Refunding Series 2012, 5.000%, 12/01/42	6/22 at 100.00	BBB	1,957,440
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan Society Project, Series 2013, 5.625%, 6/01/43	6/23 at 100.00	BBB	1,135,580
750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Frasier Meadows Project, Refunding & Improvement Series 2017A, 5.250%, 5/15/37	5/27 at 100.00	N/R	814,418
1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Parkview Medical Center, Refunding Series 2015B, 4.000%, 9/01/34	9/25 at 100.00	A3	1,560,405
25,750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	1/20 at 100.00	AA–	27,319,720

NUVEEN	69

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$2,500	Colorado High Performance Transportation Enterprise, C-470 Express Lanes Revenue Bonds, Senior Lien Series 2017, 5.000%, 12/31/51	12/24 at 100.00	N/R	$2,725,750
1,500	Colorado State Board of Governors, Colorado State University Auxiliary Enterprise System Revenue Bonds, Refunding Series 2016B, 5.000%, 3/01/41	3/27 at 100.00	Aa3	1,741,200
	Commerce City, Colorado, Sales and Use Tax Revenue Bonds, Series 2016:
7,115	5.000%, 8/01/41 – AGM Insured	8/26 at 100.00	AA	8,125,899
3,000	5.000%, 8/01/46 – AGM Insured	8/26 at 100.00	AA	3,409,020
11,140	Denver City and County, Colorado, Airport System Revenue Bonds, Series 2012B, 5.000%, 11/15/37	11/22 at 100.00	A+	12,676,206
12,900	Denver City and County, Colorado, Airport System Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 11/15/43	11/23 at 100.00	A	14,322,096
	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016:
2,000	5.000%, 12/01/33	12/26 at 100.00	Baa2	2,291,880
3,000	5.000%, 12/01/34	12/26 at 100.00	Baa2	3,409,890
2,400	5.000%, 12/01/36	12/26 at 100.00	Baa2	2,715,816
1,610	5.000%, 12/01/40	12/26 at 100.00	Baa2	1,807,080
13,920	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A	13,065,869
	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,200	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A	5,647,952
45,540	0.000%, 9/01/30 – NPFG Insured	No Opt. Call	A	29,697,545
16,635	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	A	9,929,099
49,250	0.000%, 9/01/33 – NPFG Insured	No Opt. Call	A	28,083,827
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
9,310	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	A	6,629,465
2,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	A	1,577,658
18,500	0.000%, 3/01/36 – NPFG Insured	No Opt. Call	A	9,346,015
	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B:
3,800	0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	A	2,436,066
13,300	0.000%, 9/01/31 – NPFG Insured	9/20 at 53.77	A	6,711,180
6,250	0.000%, 9/01/32 – NPFG Insured	9/20 at 50.83	A	2,976,688
10,000	0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	A	3,888,800
	Fort Lupton, Colorado, Water System Revenue Bonds, Refunding & Improvement Series 2017:
1,140	4.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	1,210,954
1,930	5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	2,239,900
1,000	Lorson Ranch Metropolitan District 2, El Paso County, Colorado, Limited Tax General Obligation Bonds, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	BBB+	1,110,870
1,000	Louisville, Boulder County, Colorado, General Obligation Bonds, Limited Tax, Series 2017, 4.000%, 12/01/36	12/26 at 100.00	AA+	1,074,010
1,085	North Range Metropolitan District No. 2 , In the City of Commerce City, Adams County, Colorado, Limited Tax General Obligation and Special Revenue and Improvement Bonds, Refunding Series 2017A, 5.750%, 12/01/47	12/22 at 103.00	N/R	1,096,805
1,245	Palisade Metropolitan District 2, Broomfield County, Colorado, General Obligation Limited Tax and Revenue Bonds, Series 2016, 4.375%, 12/01/31	12/21 at 103.00	N/R	1,225,030
17,735	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Bonds, Refunding Series 2015A, 5.000%, 12/01/45	12/25 at 100.00	N/R	19,088,181
2,640	Park Creek Metropolitan District, Colorado, Senior Limited Property Tax Supported Revenue Refunding Bonds, Series 2011, 6.125%, 12/01/41 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (5)	3,028,582
	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017:
4,215	5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	4,836,797
7,750	5.000%, 12/01/47 – AGM Insured	12/27 at 100.00	AA	8,814,773
630	Regional Transportation District, Colorado, Certificates of Participation, Series 2010A, 5.375%, 6/01/31	6/20 at 100.00	Aa3	685,698

70	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
$15,000	6.500%, 1/15/30	7/20 at 100.00	BBB+	$16,821,600
4,150	6.000%, 1/15/41	7/20 at 100.00	BBB+	4,551,139
3,250	Thompson Crossing Metropolitan District 2, Johnstown, Larimer County, Colorado, General Obligation Bonds, Limited Tax Convertible to Unlimited Tax, Series 2016B, 5.000%, 12/01/46 – AGM Insured	12/26 at 100.00	AA	3,610,328
4,000	University of Colorado Hospital Authority, Colorado, Revenue Bonds, Series 2012A, 5.000%, 11/15/42	11/22 at 100.00	AA–	4,491,800
14,500	University of Colorado, Enterprise System Revenue Bonds, Series 2014A, 5.000%, 6/01/46	6/24 at 100.00	Aa1	16,639,330
2,175	Weld County School District RE1, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/15/30 – AGM Insured	12/26 at 100.00	AA	2,594,384
422,905	Total Colorado			370,063,461
	Connecticut – 0.2% (0.2% of Total Investments)
1,650	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Fairfield University, Series 2016Q-1, 5.000%, 7/01/46	7/26 at 100.00	A–	1,851,878
7,165	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Quinnipiac University, Refunding Series 2015L, 5.000%, 7/01/45	7/25 at 100.00	A–	8,035,118
8,815	Total Connecticut			9,886,996
	Delaware – 0.4% (0.3% of Total Investments)
1,000	Delaware Health Facilities Authority, Revenue Bonds, Christiana Care Health Services Inc., Series 2010A, 5.000%, 10/01/40 – NPFG Insured	10/20 at 100.00	AA+	1,078,670
3,250	Delaware Health Facilities Authority, Revenue Bonds, Nanticoke Memorial Hospital, Series 2013, 5.000%, 7/01/32	7/23 at 100.00	BBB	3,548,545
9,070	Delaware Transportation Authority, Revenue Bonds, US 301 Project, Series 2015, 5.000%, 6/01/55	6/25 at 100.00	AA–	10,226,062
13,320	Total Delaware			14,853,277
	District of Columbia – 1.7% (1.1% of Total Investments)
1,250	District of Columbia Student Dormitory Revenue Bonds, Provident Group – Howard Properties LLC Issue, Series 2013, 5.000%, 10/01/45	10/22 at 100.00	BB+	1,262,950
107,000	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 0.000%, 6/15/46	12/17 at 100.00	N/R	15,611,300
	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017:
3,500	5.000%, 4/01/35	4/27 at 100.00	A	4,120,585
3,500	5.000%, 4/01/36	4/27 at 100.00	A	4,107,950
15,150	District of Columbia, Revenue Bonds, Georgetown University, Series 2007A, 5.000%, 4/01/40 – AMBAC Insured	4/21 at 100.00	A	15,943,708
	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A:
15,000	4.500%, 10/01/30 – AMBAC Insured	1/18 at 100.00	AA+	15,034,200
11,200	4.500%, 10/01/30 – AMBAC Insured	1/18 at 100.00	AA+	11,230,688
156,600	Total District of Columbia			67,311,381
	Florida – 6.6% (4.4% of Total Investments)
2,800	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2016, 5.000%, 9/01/46	9/23 at 100.00	BBB–	2,870,924
2,000	Broward County, Florida, Water and Sewer System Revenue Bonds, Series 2009A, 5.250%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	AA+ (5)	2,076,000
11,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA	12,280,180
2,830	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA–	3,256,368

NUVEEN	71

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$3,010	Cocoa, Florida, Water and Sewerage System Revenue Bonds, Refunding Series 2003, 5.500%, 10/01/23 – AMBAC Insured	No Opt. Call	AA	$3,465,172
3,570	Collier County Educational Facilities Authority, Florida, Revenue Bonds, Hodges University, Refunding Series 2013, 6.125%, 11/01/43	11/23 at 100.00	BBB–	3,901,367
	Davie, Florida, Educational Facilities Revenue Bonds, Nova Southeastern University Project, Refunding Series 2013A:
8,555	6.000%, 4/01/42	4/23 at 100.00	A–	9,902,498
4,280	5.625%, 4/01/43	4/23 at 100.00	A–	4,819,237
	Florida Municipal Loan Council, Revenue Bonds, Series 2000B:
1,040	0.000%, 11/01/25 – NPFG Insured	No Opt. Call	A	819,624
1,590	0.000%, 11/01/26 – NPFG Insured	No Opt. Call	A	1,204,504
2,500	Florida State Board of Education, Public Education Capital Outlay Bonds, Tender Option Bond Trust 2016-XF234729, 15.462%, 6/01/38 – AGC Insured (IF) (4)	6/18 at 101.00	Aa1	2,828,875
1,500	Florida Water Pollution Control Financing Corporation, Revolving Fund Revenue Bonds, Series 2009A, 5.000%, 1/15/29	1/19 at 100.00	AAA	1,567,830
2,070	Halifax Hospital Medical Center, Daytona Beach, Florida, Hospital Revenue Bonds, Series 2006, 5.500%, 6/01/38 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AA (5)	2,121,564
	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Lien Series 2015B:
5,730	5.000%, 10/01/40	10/24 at 100.00	A+	6,440,635
12,885	5.000%, 10/01/44	10/24 at 100.00	A+	14,431,715
400	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Refunding Series 2012, 5.000%, 10/01/30	10/22 at 100.00	A+	450,696
1,530	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 5.000%, 11/15/24	11/21 at 100.00	A2	1,712,162
2,500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Series 2015, 5.000%, 11/15/45	11/24 at 100.00	A2	2,771,950
	Miami Beach Redevelopment Agency, Florida, Tax Increment Revenue Bonds, City Center/Historic Convention Village, Series 2015A:
3,810	5.000%, 2/01/40 – AGM Insured	2/24 at 100.00	AA	4,333,989
19,145	5.000%, 2/01/44 – AGM Insured	2/24 at 100.00	AA	21,695,305
	Miami Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Miami Jewish Health System Inc. Project, Series 2017:
205	5.000%, 7/01/32	7/27 at 100.00	N/R	223,173
2,000	5.125%, 7/01/38	7/27 at 100.00	N/R	2,148,880
5,035	5.125%, 7/01/46	7/27 at 100.00	N/R	5,348,076
1,200	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Refunding Series 2011A, 6.000%, 2/01/30 – AGM Insured	2/21 at 100.00	AA	1,361,904
7,390	Miami-Dade County Educational Facilities Authority, Florida, Revenue Bonds, University of Miami, Series 2015A, 5.000%, 4/01/45	4/25 at 100.00	A–	8,292,688
10,000	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2010A, 5.000%, 7/01/35	7/20 at 100.00	AA	10,896,700
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2014B, 5.000%, 10/01/37	10/24 at 100.00	A	1,139,420
5,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2009A, 5.500%, 10/01/41	10/19 at 100.00	A	5,381,800
7,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/41	10/20 at 100.00	A	8,305,050
	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B:
3,000	5.000%, 10/01/26	10/20 at 100.00	A	3,309,090
2,500	5.000%, 10/01/27	10/20 at 100.00	A	2,756,825
4,000	5.000%, 10/01/35 – AGM Insured	10/20 at 100.00	AA	4,377,240
1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	A	1,719,195

72	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$4,000	Miami-Dade County, Florida, General Obligation Bonds, Build Better Communities Program, Series 2009-B1, 5.625%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	AA (5)	$4,122,320
4,715	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2017, 5.000%, 6/01/38	6/27 at 100.00	Aa3	5,369,536
1,850	Miami-Dade County, Florida, Special Obligation Bonds, Refunding Subordinate Series 2012B, 5.000%, 10/01/37	10/22 at 100.00	A+	2,087,225
	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Refunding Series 2012:
5,500	5.000%, 7/01/31	7/22 at 100.00	AA	6,265,325
3,000	5.000%, 7/01/42	7/22 at 100.00	AA	3,390,210
11,300	Miami-Dade County, Florida, Transit System Sales Surtax Revenue Bonds, Series 2008, 5.000%, 7/01/35 (Pre-refunded 7/01/18) – AGM Insured	7/18 at 100.00	AA (5)	11,595,156
5,770	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2013A, 5.000%, 10/01/42	10/22 at 100.00	Aa3	6,501,290
1,665	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,786,995
750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Orlando Health, Inc., Series 2012A, 5.000%, 10/01/42	4/22 at 100.00	A	827,453
255	Palm Beach County Health Facilities Authority, Florida, Revenue Bonds, Sinai Residences of Boca Raton Project, Series 2014A, 7.250%, 6/01/34	6/22 at 102.00	N/R	308,071
4,000	Palm Beach County, Florida, Water and Sewer Revenue Bonds, FPL Reclaimed Water Project, Series 2009, 5.250%, 10/01/33	10/19 at 100.00	AAA	4,321,440
435	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 (Pre-refunded 9/01/18) – AGC Insured	9/18 at 100.00	AA (5)	450,025
45	Port St. Lucie, Florida, Utility System Revenue Bonds, Refunding Series 2009, 5.250%, 9/01/35 – AGC Insured	9/18 at 100.00	AA	46,508
1,385	Rivercrest Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.000%, 5/01/30 – RAAI Insured	5/18 at 100.00	AA	1,398,712
1,710	Seminole County, Florida, Water and Sewer Revenue Bonds, Refunding & Improvement Series 1992, 6.000%, 10/01/19 – NPFG Insured (ETM)	No Opt. Call	Aa2 (5)	1,815,969
6,625	South Broward Hospital District, Florida, Hospital Revenue Bonds, Refunding Series 2015, 4.000%, 5/01/33	5/25 at 100.00	AA	6,895,433
3,500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Refunding Series 2007, 5.000%, 8/15/37	1/18 at 100.00	AA–	3,508,050
2,455	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/42 (UB) (4)	1/18 at 100.00	AA–	2,460,156
1,200	Tamarac, Florida, Utility System Revenue Bonds, Series 2009, 5.000%, 10/01/39 (Pre-refunded 10/01/19) – AGC Insured	10/19 at 100.00	AA (5)	1,287,432
5,000	Tampa Bay, Florida, Regional Water Supply Authority Utility System Revenue Bonds, Series 2008, 5.000%, 10/01/34 (Pre-refunded 10/01/18)	10/18 at 100.00	AA+ (5)	5,178,650
	Tampa Sports Authority, Hillsborough County, Florida, Sales Tax Payments Special Purpose Bonds, Stadium Project, Series 1995:
790	5.750%, 10/01/20 – NPFG Insured	No Opt. Call	A	847,836
2,785	5.750%, 10/01/25 – NPFG Insured	No Opt. Call	A	3,269,228
3,300	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2012A, 5.000%, 11/15/33	5/22 at 100.00	Aa2	3,669,237
4,000	Tampa, Florida, Health System Revenue Bonds, Baycare Health System, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	Aa2	4,096,040
9,720	Tampa-Hillsborough County Expressway Authority, Florida, Revenue Bonds, Refunding Series 2012B, 5.000%, 7/01/42	7/22 at 100.00	A+	10,915,268
1,500	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Inc. Project, Refunding Series 2011, 5.000%, 10/15/29 (Pre-refunded 10/15/21) – AGM Insured	10/21 at 100.00	AA (5)	1,710,660

NUVEEN	73

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,000	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2015B, 5.000%, 10/15/45	4/25 at 100.00	A3	$2,234,180
7,400	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Stetson University Inc. Project, Series 2015, 5.000%, 6/01/45	6/25 at 100.00	A–	8,521,174
239,730	Total Florida			263,090,215
	Georgia – 3.6% (2.3% of Total Investments)
6,950	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	7,438,168
7,230	Atlanta, Georgia, Airport General Revenue Bonds, Refunding Series 2012B, 5.000%, 1/01/42	1/22 at 100.00	AA–	8,025,011
1,990	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 (Pre-refunded 11/01/19) – AGM Insured	11/19 at 100.00	Aa2 (5)	2,155,528
1,060	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	Aa2	1,142,044
	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Refunding Series 2015:
3,400	5.000%, 11/01/33	5/25 at 100.00	Aa2	3,987,962
2,040	5.000%, 11/01/35	5/25 at 100.00	Aa2	2,376,090
5,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/22 – FGIC Insured	No Opt. Call	Aa2	5,784,150
1,535	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Refunding Series 2007, 4.000%, 8/01/26	8/20 at 100.00	AA	1,619,164
7,350	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Series 2017A, 5.000%, 4/01/42	4/27 at 100.00	A	8,360,184
2,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	BB	2,194,080
5,725	Fayette County Hospital Authority, Georgia, Revenue Anticipation Certificates, Piedmont Healthcare, Inc. Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	AA–	6,431,007
	Fulton County Development Authority, Georgia, Hospital Revenue Bonds, Wellstar Health System, Inc. Project, Series 2017A:
10,000	5.000%, 4/01/42	4/27 at 100.00	A	11,374,400
6,370	5.000%, 4/01/47	4/27 at 100.00	A	7,175,168
2,360	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45	2/20 at 100.00	AA–	2,501,930
7,640	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2010B, 5.250%, 2/15/45 (Pre-refunded 2/15/20)	2/20 at 100.00	N/R (5)	8,333,712
12,590	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2014A, 5.500%, 8/15/54	2/25 at 100.00	AA	14,773,358
7,500	Gainesville and Hall County Hospital Authority, Georgia, Revenue Anticipation Certificates, Northeast Georgia Health Services Inc., Series 2017B, 5.250%, 2/15/45	2/27 at 100.00	AA–	8,813,775
7,905	Georgia Municipal Electric Authority, Plant Vogtle Units 3 & 4 Project J Bonds, Series 2015A, 5.000%, 7/01/60	7/25 at 100.00	A+	8,640,086
11,000	Griffin-Spalding County Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System Inc., Series 2017A, 4.000%, 4/01/42	4/27 at 100.00	A	11,224,950
3,055	Gwinnett County School District, Georgia, General Obligation Bonds, Series 2008, 5.000%, 2/01/36 (Pre-refunded 2/01/18)	2/18 at 100.00	AAA	3,085,489
1,350	Henry County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 2005, 5.250%, 2/01/27 – BHAC Insured	No Opt. Call	AA+	1,672,380
2,500	Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2008, 6.500%, 8/01/38 (Pre-refunded 8/01/18) – AGC Insured	8/18 at 100.00	AA (5)	2,600,125
8,230	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University, Series 2015, 5.000%, 10/01/40	10/25 at 100.00	Baa2	8,806,018

74	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Georgia (continued)
$2,615	Valdosta and Lowndes County Hospital Authority, Georgia, Revenue Certificates, South Georgia Medical Center Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	Aa2	$2,829,561
127,395	Total Georgia			141,344,340
	Guam – 0.1% (0.1% of Total Investments)
4,060	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2013, 5.500%, 7/01/43	7/23 at 100.00	A–	4,491,294
	Hawaii – 0.1% (0.1% of Total Investments)
275	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific University, Series 2013A, 6.875%, 7/01/43	7/23 at 100.00	BB	293,150
4,225	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Queens Health Systems, Series 2015A, 4.000%, 7/01/40	7/25 at 100.00	AA–	4,354,496
4,500	Total Hawaii			4,647,646
	Idaho – 0.1% (0.1% of Total Investments)
2,110	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke’s Health System Project, Series 2012A, 5.000%, 3/01/47 – AGM Insured	3/22 at 100.00	A–	2,256,624
2,720	Idaho Housing and Finance Association, GNMA Housing Revenue Refunding Bonds, Wedgewood Terrace Project, Series 2002A-1, 7.250%, 3/20/37	1/18 at 100.00	A1	2,755,360
4,830	Total Idaho			5,011,984
	Illinois – 21.6% (14.2% of Total Investments)
	Bolingbrook, Illinois, General Obligation Refunding Bonds, Refunding Series 2002B:
4,595	0.000%, 1/01/32 – FGIC Insured	No Opt. Call	A	2,696,070
4,000	0.000%, 1/01/34 – FGIC Insured	No Opt. Call	A	2,118,840
11,000	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Capital Improvement Revenues, Series 2016, 6.000%, 4/01/46	4/27 at 100.00	A	12,918,840
2,940	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues Series 2011A, 5.000%, 12/01/41	12/21 at 100.00	BB–	2,915,480
11,450	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016A, 7.000%, 12/01/44	12/25 at 100.00	B	13,278,221
1,785	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2016B, 6.500%, 12/01/46	12/26 at 100.00	B	2,030,080
23,535	Chicago Board of Education, Illinois, General Obligation Bonds, Dedicated Revenues, Series 2017A, 7.000%, 12/01/46	12/27 at 100.00	B	27,944,518
10,510	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1, 0.000%, 12/01/19 – FGIC Insured	No Opt. Call	A	9,976,407
	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
19,600	0.000%, 12/01/20 – FGIC Insured	No Opt. Call	A	18,078,648
1,000	5.500%, 12/01/26 – FGIC Insured	No Opt. Call	A	1,166,600
3,500	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Federal Transit Administration Section 5307 Urbanized Area Formula Funds, Refunding Series 2011, 5.250%, 6/01/26 – AGM Insured	6/21 at 100.00	AA	3,825,115
5,785	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	6,212,222
9,285	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2014, 5.250%, 12/01/49	12/24 at 100.00	AA	10,283,695
1,985	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Senior Lien Refunding Series 2013B, 5.000%, 1/01/26	1/23 at 100.00	A	2,270,483
13,100	Chicago, Illinois, General Airport Revenue Bonds, O’Hare International Airport, Third Lien Refunding Series 2010C, 5.250%, 1/01/35 – AGC Insured	1/20 at 100.00	AA	14,022,764

NUVEEN	75

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999:
$32,170	0.000%, 1/01/21 – FGIC Insured	No Opt. Call	A	$29,368,958
32,670	0.000%, 1/01/22 – FGIC Insured	No Opt. Call	A	28,836,502
22,670	0.000%, 1/01/25 – FGIC Insured	No Opt. Call	A	17,793,230
10,565	Chicago, Illinois, General Obligation Bonds, Project & Refunding Series 2017A, 6.000%, 1/01/38	1/27 at 100.00	BBB+	12,119,745
5,540	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2008A, 5.000%, 1/01/38 – AGC Insured	1/18 at 100.00	AA	5,570,858
5,000	Chicago, Illinois, Sales Tax Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/22 at 100.00	AA	5,193,650
5,000	Cook County Community College District 508, Illinois, General Obligation Bonds, Chicago City Colleges, Series 2013, 5.250%, 12/01/43	12/23 at 100.00	A+	5,235,250
4,865	Cook County Community Consolidated School District 15, Palatine, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	Aa2	4,592,511
2,575	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured	No Opt. Call	A3	2,375,850
3,615	Cook County Community High School District 219, Niles Township, Illinois, General Obligation Capital Appreciation Bonds, Series 2001, 0.000%, 12/01/20 – NPFG Insured (ETM)	No Opt. Call	Aa2 (5)	3,458,687
	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A:
3,500	5.250%, 11/15/22	11/20 at 100.00	AA–	3,819,375
12,425	5.250%, 11/15/33	11/20 at 100.00	AA–	13,357,496
	DuPage County Forest Preserve District, Illinois, General Obligation Bonds, Series 2000:
8,000	0.000%, 11/01/18	No Opt. Call	AAA	7,875,440
15,285	0.000%, 11/01/19	No Opt. Call	AAA	14,782,735
	Illinois Educational Facilities Authority, Revenue Bonds, Field Museum of Natural History, Series 2002:
5,265	5.500%, 11/01/36	11/23 at 100.00	A	5,824,196
1,630	3.900%, 11/01/36 (WI/DD, Settling 11/01/17)	11/27 at 102.00	A	1,625,664
5,020	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Series 2012, 5.000%, 6/01/42	6/22 at 100.00	AA+	5,425,415
4,200	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2012, 5.000%, 9/01/38	9/22 at 100.00	BBB–	4,405,170
	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Series 2014A:
8,750	5.000%, 9/01/39	9/24 at 100.00	BBB–	9,262,663
11,030	5.000%, 9/01/42	9/24 at 100.00	BBB–	11,595,508
1,500	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009B, 5.500%, 11/01/39	11/19 at 100.00	AA+	1,617,180
2,000	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Series 2008A, 5.250%, 8/15/47 – AGC Insured (UB)	8/18 at 100.00	AA–	2,056,400
3,040	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 (Pre-refunded 2/01/18) – AMBAC Insured	2/18 at 100.00	A (5)	3,073,714
2,910	Illinois Finance Authority, Revenue Bonds, Ingalls Health System, Series 2013, 5.000%, 5/15/43	5/22 at 100.00	Baa1	3,086,579
6,000	Illinois Finance Authority, Revenue Bonds, Memorial Health System, Series 2009, 5.500%, 4/01/34	4/19 at 100.00	AA–	6,335,700
	Illinois Finance Authority, Revenue Bonds, Mercy Health Corporation, Series 2016:
11,165	5.000%, 12/01/40	6/26 at 100.00	A3	12,301,039
9,000	5.000%, 12/01/46	6/26 at 100.00	A3	9,839,340
3,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial HealthCare, Series 2013, 4.000%, 8/15/33	8/22 at 100.00	AA+	3,123,570
1,100	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Tender Option Bond Trust 2015-XF0076, 15.090%, 8/15/43 (IF)	8/22 at 100.00	Aa2	1,465,937
1,575	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	1,690,574
3,460	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	3,856,101
13,540	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 5.000%, 11/15/45	11/25 at 100.00	A	14,804,636

76	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Revenue Bonds, Presence Health Network, Series 2016C:
$3,500	5.000%, 2/15/32	2/27 at 100.00	BBB	$3,957,450
1,000	5.000%, 2/15/41	2/27 at 100.00	BBB	1,106,300
27,135	4.000%, 2/15/41	2/27 at 100.00	BBB	27,575,944
	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A:
85	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	N/R (5)	94,839
8,400	7.750%, 8/15/34 (Pre-refunded 8/15/19)	8/19 at 100.00	BBB– (5)	9,372,300
2,215	Illinois Finance Authority, Revenue Bonds, Rehabilitation Institute of Chicago, Series 2013A, 6.000%, 7/01/43	7/23 at 100.00	A–	2,494,732
	Illinois Finance Authority, Revenue Bonds, Resurrection Health Care System, Series 1999B:
205	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (5)	209,350
2,995	5.000%, 5/15/24 (Pre-refunded 5/15/18) – AGM Insured	5/18 at 100.00	AA (5)	3,058,554
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2008A:
2,250	6.000%, 8/15/23	8/18 at 100.00	BBB+	2,305,305
8,645	5.500%, 8/15/30	8/18 at 100.00	BBB+	8,838,475
4,135	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C, 5.000%, 8/15/44	8/25 at 100.00	Baa1	4,434,788
8,040	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41 – AGM Insured	8/21 at 100.00	AA	9,100,556
1,000	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21)	2/21 at 100.00	AA– (5)	1,136,050
2,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, 2011C, 5.500%, 8/15/41 (Pre-refunded 2/15/21) (UB) (4)	2/21 at 100.00	AA– (5)	2,840,125
15,510	Illinois Finance Authority, Revenue Bonds, University of Chicago, Series 2012A, 5.000%, 10/01/51	10/21 at 100.00	AA+	16,712,490
1,375	Illinois Health Facilities Authority, Revenue Bonds, Lutheran General Health System, Series 1993A, 6.250%, 4/01/18 – AGM Insured (ETM)	No Opt. Call	AA (5)	1,404,673
1,475	Illinois Health Facilities Authority, Revenue Refunding Bonds, Lutheran General Health System, Series 1993C, 6.000%, 4/01/18	No Opt. Call	Aa2	1,494,957
	Illinois State, General Obligation Bonds, February Series 2014:
1,600	5.250%, 2/01/32	2/24 at 100.00	BBB	1,720,480
5,000	5.000%, 2/01/39	2/24 at 100.00	BBB	5,209,100
1,750	Illinois State, General Obligation Bonds, January Series 2016, 5.000%, 1/01/32	1/26 at 100.00	BBB	1,863,243
5,420	Illinois State, General Obligation Bonds, May Series 2014, 5.000%, 5/01/39	5/24 at 100.00	BBB	5,683,141
5,000	Illinois State, General Obligation Bonds, November Series 2016, 5.000%, 11/01/34	11/26 at 100.00	BBB	5,304,850
3,510	Illinois State, General Obligation Bonds, October Series 2016, 5.000%, 2/01/28	2/27 at 100.00	BBB	3,838,501
10,000	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/21 – AGM Insured	1/20 at 100.00	AA	10,554,700
2,515	Illinois State, General Obligation Bonds, Refunding Series 2012, 5.000%, 8/01/24	8/22 at 100.00	BBB	2,699,048
2,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	BBB	2,015,900
	Illinois State, General Obligation Bonds, Series 2012A:
2,500	5.000%, 3/01/25	3/22 at 100.00	BBB	2,663,850
4,500	5.000%, 3/01/27	3/22 at 100.00	BBB	4,761,405
2,035	Illinois State, General Obligation Bonds, Series 2013, 5.500%, 7/01/38	7/23 at 100.00	BBB	2,182,883
5,030	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2013A, 5.000%, 1/01/38	1/23 at 100.00	AA–	5,612,223
	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2014B:
8,000	5.000%, 1/01/38	1/24 at 100.00	AA–	9,086,720
6,500	5.000%, 1/01/39	1/24 at 100.00	AA–	7,371,065
10,040	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015A, 5.000%, 1/01/40	7/25 at 100.00	AA–	11,434,757

NUVEEN	77

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$8,890	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Senior Lien Series 2015B, 5.000%, 1/01/40	1/26 at 100.00	AA–	$10,092,817
1,115	Illinois Toll Highway Authority, Toll Highway Revenue Bonds, Tender Option Bond Trust 2015-XF0051, 15.069%, 1/01/38 (IF)	1/23 at 100.00	AA–	1,631,613
11,050	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001, 6.000%, 11/01/26 – FGIC Insured	No Opt. Call	A	12,804,629
	Lake County Community Unit School District 60, Waukegan, Illinois, General Obligation Refunding Bonds, Series 2001B:
3,230	0.000%, 11/01/19 – AGM Insured	No Opt. Call	A2	3,109,069
1,740	0.000%, 11/01/21 – AGM Insured	No Opt. Call	A2	1,589,246
4,020	Lake, Cook, Kane and McHenry Counties Community Unit School District 220, Barrington, Illinois, General Obligation Bonds, Series 2002, 5.250%, 12/01/20 – AGM Insured (UB)	No Opt. Call	A2	4,478,561
	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B:
855	5.250%, 1/01/25 (8)	1/18 at 100.00	D	239,400
1,750	5.250%, 1/01/30 (8)	1/18 at 100.00	D	490,000
5,000	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A, 5.250%, 1/01/39 – AGM Insured	1/21 at 100.00	A2	5,453,850
17,945	McHenry and Kane Counties Community Consolidated School District 158, Huntley, Illinois, General Obligation Bonds, Series 2003, 0.000%, 1/01/22 – FGIC Insured	No Opt. Call	A3	16,288,138
2,910	McHenry County Community High School District 154, Marengo, Illinois, Capital Appreciation School Bonds, Series 2001, 0.000%, 1/01/21 – FGIC Insured	No Opt. Call	Aa2	2,740,143
5,000	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Bonds, Series 2015A, 5.500%, 6/15/53	12/25 at 100.00	BB+	5,504,450
15,585	Metropolitan Pier and Exposition Authority, Illinois, McCormick Place Expansion Project Refunding Bonds, Series 2010A, 5.500%, 6/15/50	6/20 at 100.00	BBB–	16,105,227
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1:
33,000	0.000%, 6/15/45 – AGM Insured	No Opt. Call	AA	10,245,840
5,355	0.000%, 6/15/46 – AGM Insured	No Opt. Call	AA	1,589,203
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1996A:
9,400	0.000%, 12/15/18 – NPFG Insured	No Opt. Call	A	9,169,512
16,570	0.000%, 12/15/20 – NPFG Insured	No Opt. Call	A	15,367,349
5,010	0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A	4,504,240
23,920	0.000%, 12/15/22 – NPFG Insured	No Opt. Call	A	20,767,104
13,350	0.000%, 12/15/24 – NPFG Insured	No Opt. Call	A	10,701,760
5,100	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured	No Opt. Call	A	5,698,536
5,180	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 1998A, 5.500%, 12/15/23 – FGIC Insured (ETM)	No Opt. Call	A3 (5)	5,912,866
2,330	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Refunding Series 2010B-2, 5.000%, 6/15/50	6/20 at 100.00	BBB–	2,343,491
	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A:
6,500	5.700%, 6/15/25 – NPFG Insured	6/22 at 101.00	A	7,416,110
8,000	5.750%, 6/15/26 – NPFG Insured	6/22 at 101.00	A	9,094,640
5,725	5.750%, 6/15/27 – NPFG Insured	6/22 at 101.00	A	6,485,967
3,700	0.000%, 6/15/30 – NPFG Insured	No Opt. Call	A	2,281,013
28,000	0.000%, 12/15/35 – AGM Insured	No Opt. Call	AA	13,540,800
3,280	0.000%, 6/15/37 – NPFG Insured	No Opt. Call	A	1,440,051
11,715	0.000%, 12/15/38 – NPFG Insured	No Opt. Call	A	4,799,753
5,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2012B, 5.000%, 6/15/52 (UB) (4)	6/22 at 100.00	BBB–	4,991,550

78	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$10,650	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Hospitality Facility, Series 1996, 7.000%, 7/01/26 (ETM)	No Opt. Call	AAA	$13,255,309
	Midlothian, Illinois, General Obligation Bonds, Series 2010A:
2,685	5.000%, 2/01/30 – AGM Insured	2/20 at 100.00	AA	2,758,274
2,080	5.250%, 2/01/34 – AGM Insured	2/20 at 100.00	AA	2,143,336
17,865	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1999, 5.750%, 6/01/23 – AGM Insured	No Opt. Call	AA	21,100,173
2,300	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2000A, 6.500%, 7/01/30 – NPFG Insured	No Opt. Call	AA	3,086,715
4,125	Southwestern Illinois Development Authority, Health Facility Revenue Bonds, Memorial Group, Inc., Series 2013, 7.625%, 11/01/48 (Pre-refunded 11/01/23)	11/23 at 100.00	N/R (5)	5,521,271
	Springfield, Illinois, Electric Revenue Bonds, Senior Lien Series 2015:
2,000	5.000%, 3/01/18	No Opt. Call	A	2,023,820
2,250	5.000%, 3/01/29	3/25 at 100.00	A	2,593,620
7,000	5.000%, 3/01/31	3/25 at 100.00	A	7,989,030
2,685	Sterling, Whiteside County, Illinois, General Obligation Bonds, Recovery Zone Facility Series 2010A, 5.250%, 5/01/31 – AGM Insured	5/20 at 100.00	AA	2,906,781
2,000	University of Illinois, Health Services Facilities System Revenue Bonds, Series 2013, 6.250%, 10/01/38	10/23 at 100.00	A–	2,325,060
4,810	Will County Community High School District 210 Lincoln-Way, Illinois, General Obligation Bonds, Series 2006, 0.000%, 1/01/23 – AGM Insured	No Opt. Call	A2	3,986,432
2,550	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured	No Opt. Call	A+	2,256,725
780	Will County Community Unit School District 201U, Crete-Monee, Illinois, General Obligation Bonds, Capital Appreciation Series 2004, 0.000%, 11/01/22 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	718,864
1,895	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011, 7.250%, 12/01/28 (Pre-refunded 12/01/20) – AGM Insured	12/20 at 100.00	AA (5)	2,238,147
883,900	Total Illinois			855,426,895
	Indiana – 4.2% (2.7% of Total Investments)
6,000	Indiana Finance Authority, Educational Facilities Revenue Bonds, Valparaiso University Project, Series 2014, 5.000%, 10/01/44	10/24 at 100.00	A3	6,583,020
7,910	Indiana Finance Authority, Health System Revenue Bonds, Sisters of Saint Francis Health Services, Inc. Obligated Group, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	8,483,554
	Indiana Finance Authority, Hospital Revenue Bonds, Community Health Network Project, Series 2012A:
5,000	4.000%, 5/01/35	5/23 at 100.00	A	5,167,400
5,420	5.000%, 5/01/42	5/23 at 100.00	A	5,915,063
	Indiana Finance Authority, Hospital Revenue Bonds, Indiana University Health Obligation Group, Refunding 2015A:
3,400	5.000%, 12/01/40	6/25 at 100.00	AA	3,858,626
1,875	4.000%, 12/01/40	6/25 at 100.00	AA	1,930,688
1,500	Indiana Finance Authority, Midwestern Disaster Relief Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2012A, 5.000%, 6/01/39 – AGM Insured	6/22 at 100.00	BBB–	1,523,850
8,630	Indiana Finance Authority, Revenue Bonds, Community Foundation of Northwest Indiana Obligated Group, Series 2012, 5.000%, 3/01/41	3/22 at 100.00	A+	9,349,828
6,290	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2009A, 5.250%, 12/01/38	12/19 at 100.00	AA–	6,736,716
2,500	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Refunding Series 2010B, 5.000%, 12/01/37	12/20 at 100.00	AA–	2,734,175
10,000	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009A, 5.250%, 12/01/38 (UB) (4)	12/19 at 100.00	AA–	10,710,200

NUVEEN	79

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$11,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, First Lien Green Series 2016A, 5.000%, 10/01/46	10/26 at 100.00	AA	$12,451,780
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,581,900
5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2012A, 5.000%, 10/01/37	10/22 at 100.00	AA	5,621,300
13,215	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2014A, 5.000%, 10/01/44	10/24 at 100.00	AA	15,273,236
4,320	Indiana Health Facility Financing Authority, Revenue Bonds, Ancilla Systems Inc. Obligated Group, Series 1997, 5.250%, 7/01/22 – NPFG Insured (ETM)	1/18 at 100.00	N/R (5)	4,329,418
22,380	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 1/01/42	7/26 at 100.00	A+	25,497,086
3,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2011A, 5.000%, 1/01/31 (Pre-refunded 7/01/21)	7/21 at 100.00	A+ (5)	3,394,710
	Indianapolis Local Public Improvement Bond Bank, Indiana, Series 1999E:
9,255	0.000%, 2/01/25 – AMBAC Insured	No Opt. Call	AA	7,647,499
9,560	0.000%, 2/01/26 – AMBAC Insured	No Opt. Call	AA	7,619,511
585	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	615,098
2,415	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA	2,532,611
	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2009A:
4,025	5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	4,221,018
975	5.500%, 1/01/38 – AGC Insured (Pre-refunded 1/01/19) (UB)	1/19 at 100.00	AA– (5)	1,025,164
4,300	Saint Joseph County, Indiana, Educational Facilities Revenue Bonds, University of Notre Dame du Lac Project, Refunding Series 2009, 5.000%, 3/01/36	3/18 at 100.00	Aaa	4,353,363
1,580	Zionsville Community Schools Building Corporation, Indiana, First Mortgage Bonds, Series 2005Z, 0.000%, 1/15/28 – AGM Insured	No Opt. Call	AA	1,206,614
155,135	Total Indiana			164,363,428
	Iowa – 2.3% (1.5% of Total Investments)
4,000	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36 (Pre-refunded 6/15/20)	6/20 at 100.00	A2 (5)	4,411,000
	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2013:
2,690	5.000%, 12/01/19	No Opt. Call	B	2,789,396
7,255	5.500%, 12/01/22	12/18 at 100.00	B	7,431,442
16,130	5.250%, 12/01/25	12/23 at 100.00	B	17,217,162
2,310	Iowa Finance Authority, Iowa, Midwestern Disaster Area Revenue Bonds, Iowa Fertilizer Company Project, Series 2016, 5.875%, 12/01/26	6/18 at 105.00	B	2,452,550
	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C:
13,950	5.375%, 6/01/38	1/18 at 100.00	B+	13,949,023
12,830	5.500%, 6/01/42	1/18 at 100.00	B+	12,884,912
5,675	5.625%, 6/01/46	1/18 at 100.00	B+	5,699,289
16,100	Iowa Tobacco Settlement Authority, Tobacco Asset-Backed Revenue Bonds, Series 2005B, 5.600%, 6/01/34	1/18 at 100.00	B+	16,208,031
	Xenia Rural Water District, Iowa, Water Revenue Bonds, Refunding Capital Loan Note Series 2016:
4,700	5.000%, 12/01/36	12/26 at 100.00	BBB+	5,209,527
4,000	5.000%, 12/01/41	12/26 at 100.00	BBB+	4,384,920
89,640	Total Iowa			92,637,252
	Kansas – 0.2% (0.1% of Total Investments)
2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2013J, 5.000%, 11/15/38	11/22 at 100.00	A2	2,177,320

80	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Kansas (continued)
$3,000	Kansas Development Finance Authority, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2012A, 5.000%, 11/15/28	5/22 at 100.00	AA	$3,391,980
2,740	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.125%, 1/01/22 – AMBAC Insured	1/18 at 100.00	BB+	2,744,466
7,740	Total Kansas			8,313,766
	Kentucky – 1.4% (0.9% of Total Investments)
6,010	Kentucky Economic Development Finance Authority, Health System Revenue Bonds, Norton Healthcare Inc., Series 2000B, 0.000%, 10/01/28 – NPFG Insured	No Opt. Call	A	4,228,876
2,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2011, 5.000%, 8/15/42	8/21 at 100.00	A	2,116,100
1,300	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/37	6/27 at 100.00	BBB	1,420,978
4,525	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.500%, 3/01/45 (Pre-refunded 6/01/20)	6/20 at 100.00	BBB (5)	5,126,372
1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA	1,014,670
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Convertible Capital Appreciation Series 2013C:
5,000	0.000%, 7/01/43 (7)	7/31 at 100.00	Baa3	4,384,250
8,610	0.000%, 7/01/46 (7)	7/31 at 100.00	Baa3	7,577,661
	Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds, Downtown Crossing Project, Series 2013A:
2,655	5.750%, 7/01/49	7/23 at 100.00	Baa3	2,965,157
430	6.000%, 7/01/53	7/23 at 100.00	Baa3	485,246
4,630	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/31	6/21 at 100.00	A1	5,103,556
2,980	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35	6/22 at 100.00	BBB+	3,180,584
9,635	Louisville/Jefferson County Metro Government, Kentucky, Revenue Bonds, Catholic Health Initiatives, Series 2012A, 5.000%, 12/01/35 (Pre-refunded 6/01/22)	6/22 at 100.00	N/R (5)	11,154,729
2,030	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Refunding Series 2013B, 5.000%, 1/01/23 (Pre-refunded 1/01/20) – AGM Insured	1/20 at 100.00	AA (5)	2,196,521
2,300	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Refunding Series 2013B, 5.000%, 1/01/23 – AGM Insured	1/20 at 100.00	AA	2,475,835
53,105	Total Kentucky			53,430,535
	Louisiana – 2.4% (1.6% of Total Investments)
7,970	Ascension Parish Industrial development Board, Louisiana, Revenue Bonds, Impala Warehousing (US) LLC Project, Series 2013, 6.000%, 7/01/36	7/23 at 100.00	N/R	8,573,648
670	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 6.000%, 1/01/39 (Pre-refunded 1/01/21) – AGM Insured	1/21 at 100.00	AA (5)	767,284
1,870	Jefferson Sales Tax District, Jefferson Parish, Louisiana, Special Sales Tax Revenue Bonds, Series 2017B, 5.000%, 12/01/42 – AGM Insured	12/27 at 100.00	AA	2,177,297
5,000	Lafayette Public Trust Financing Authority, Louisiana, Revenue Bonds, Ragin’ Cajun Facilities Inc. Housing & Parking Project, Series 2010, 5.500%, 10/01/41 (Pre-refunded 10/01/20) – AGM Insured	10/20 at 100.00	AA (5)	5,609,200
1,695	Louisiana Public Facilities Authority, Lease Revenue Bonds, Provident Group-Flagship Properties LLC – Louisiana State University Nicolson Gateway Project, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A	1,883,518
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
1,830	4.000%, 5/15/35	5/26 at 100.00	A3	1,906,604
1,980	5.000%, 5/15/47	5/26 at 100.00	A3	2,183,663

NUVEEN	81

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2016:
$20	4.000%, 5/15/35 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	$23,141
20	5.000%, 5/15/47 (Pre-refunded 5/15/26)	5/26 at 100.00	N/R (5)	24,793
	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
10,210	5.000%, 5/15/42	5/27 at 100.00	A3	11,513,102
6,000	5.000%, 5/15/46	5/27 at 100.00	A3	6,739,800
5,750	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011, 6.750%, 5/15/41 (Pre-refunded 5/15/21)	5/21 at 100.00	A3 (5)	6,831,747
13,590	Louisiana Stadium and Exposition District, Revenue Refunding Bonds, Senior Lien Series 2013A, 5.000%, 7/01/36	7/23 at 100.00	AA–	15,342,838
5,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Second Lien Series 2010B, 5.000%, 5/01/45 (Pre-refunded 5/01/20)	5/20 at 100.00	AA (5)	5,467,350
12,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2015A, 5.000%, 1/01/45	1/25 at 100.00	A–	13,503,360
5,000	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017A, 5.000%, 1/01/48	1/27 at 100.00	A–	5,752,600
6,280	New Orleans, Louisiana, Sewerage Service Revenue Bonds, Refunding Series 2014, 5.000%, 6/01/44	6/24 at 100.00	A	6,930,168
1,355	Shreveport, Louisiana, Water and Sewer Revenue Bonds, Refunding Series 2015, 5.000%, 12/01/40	12/25 at 100.00	A–	1,537,749
86,240	Total Louisiana			96,767,862
	Maine – 0.4% (0.3% of Total Investments)
7,000	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2013, 5.000%, 7/01/43	7/23 at 100.00	BBB	7,232,890
6,300	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Eastern Maine Medical Center Obligated Group Issue, Series 2016A, 5.000%, 7/01/41	7/26 at 100.00	BBB	6,578,712
1,050	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Maine General Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	BB	1,140,720
14,350	Total Maine			14,952,322
	Maryland – 0.7% (0.5% of Total Investments)
	Baltimore, Maryland, Convention Center Hotel Revenue Bonds, Refunding Series 2017:
3,260	5.000%, 9/01/35	9/27 at 100.00	BBB–	3,745,512
2,000	5.000%, 9/01/42	9/27 at 100.00	BBB–	2,260,060
8,610	Baltimore, Maryland, Revenue Bonds, Water Projects, Subordinate Series 2017A, 5.000%, 7/01/41	1/27 at 100.00	AA–	9,972,963
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 6.250%, 7/01/31	7/21 at 100.00	BBB	1,123,380
3,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2013A, 5.000%, 7/01/43	7/22 at 100.00	A2	3,820,810
2,575	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 6.000%, 1/01/28 (Pre-refunded 1/01/18)	1/18 at 100.00	BBB (5)	2,595,858
2,000	Montgomery County, Maryland, Revenue Bonds, Trinity Health Credit Group, Series 2015, 5.000%, 12/01/44	6/25 at 100.00	AA–	2,253,860
1,150	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Ingleside King Farm Project, Series 2017A-1, 5.000%, 11/01/37 (WI/DD, Settling 11/01/17)	11/24 at 103.00	BB	1,262,850
2,100	Rockville Mayor and Council, Maryland, Economic Development Revenue Bonds, Series 2017B, 5.000%, 11/01/42 (WI/DD, Settling 11/01/17)	11/24 at 103.00	BB	2,289,714
26,195	Total Maryland			29,325,007

82	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Massachusetts – 2.7% (1.8% of Total Investments)
	Massachusetts Bay Transportation Authority, Assessment Bonds, Series 2008A:
$970	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	N/R (5)	$996,607
2,385	5.250%, 7/01/34 (Pre-refunded 7/01/18)	7/18 at 100.00	AAA	2,452,042
5,500	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Commonwealth Contract Assistance Secured, Refunding Series 2010B, 5.000%, 1/01/35	1/20 at 100.00	AA+	5,918,000
14,375	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Refunding Senior Lien Series 2010B, 5.000%, 1/01/37	1/20 at 100.00	A+	15,372,050
1,250	Massachusetts Development Finance Agency, Hospital Revenue Bonds, Cape Cod Healthcare Obligated Group, Series 2013, 5.250%, 11/15/41	11/23 at 100.00	A+	1,400,125
1,430	Massachusetts Development Finance Agency, Resource Recovery Revenue Refunding Bonds, Covanta Energy Project, Series 2012B, 4.875%, 11/01/42	11/17 at 100.00	BB+	1,430,458
930	Massachusetts Development Finance Agency, Revenue Bonds, Boston Medical Center Issue, Green Bonds, Series 2015D, 5.000%, 7/01/44	7/25 at 100.00	BBB	1,022,368
12,370	Massachusetts Development Finance Agency, Revenue Bonds, Boston University, Series 2016BB-1, 5.000%, 10/01/46	10/26 at 100.00	A+	14,239,973
1,100	Massachusetts Development Finance Agency, Revenue Bonds, Dana-Farber Cancer Institute Issue, Series 2016N, 5.000%, 12/01/46	12/26 at 100.00	A1	1,253,285
	Massachusetts Development Finance Agency, Revenue Bonds, Emerson College, Series 2015:
8,800	5.000%, 1/01/45	1/25 at 100.00	BBB+	9,818,864
2,070	4.500%, 1/01/45	1/25 at 100.00	BBB+	2,213,782
2,700	Massachusetts Development Finance Agency, Revenue Bonds, Olin College, Series 2013E, 5.000%, 11/01/43	11/23 at 100.00	A+	3,070,548
	Massachusetts Development Finance Agency, Revenue Bonds, Western New England University, Series 2015:
1,380	5.000%, 9/01/40	9/25 at 100.00	BBB	1,516,689
1,545	5.000%, 9/01/45	9/25 at 100.00	BBB	1,698,449
3,000	Massachusetts Development Finance Authority, Revenue Bonds, WGBH Educational Foundation, Series 2002A, 5.750%, 1/01/42 – AMBAC Insured	No Opt. Call	A+	4,110,360
4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J-1, 5.000%, 7/01/39	7/19 at 100.00	AA–	4,734,540
3,335	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Trust 2015-XF0047, 11.704%, 7/01/34 (IF)	7/19 at 100.00	AA–	3,910,288
500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, CareGroup Inc., Series 2008E-1 &2, 5.125%, 7/01/38 (Pre-refunded 7/01/18)	7/18 at 100.00	A– (5)	513,470
1,800	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series 2010C, 5.375%, 7/01/35	7/20 at 100.00	BBB–	1,904,328
900	Massachusetts Port Authority, Special Facilities Revenue Bonds, ConRac Project, Series 2011A, 5.125%, 7/01/41	7/21 at 100.00	A	978,570
6,840	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Senior Series 2013A, 5.000%, 5/15/43	5/23 at 100.00	AA+	7,783,373
7,500	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Tender Option Bond Trust 2016-XF2223, 8.362%, 8/15/24 (IF)	8/22 at 100.00	Aa2	9,953,250
8,050	Metropolitan Boston Transit Parking Corporation, Massachusetts, Systemwide Senior Lien Parking Revenue Bonds, Series 2011, 5.000%, 7/01/41	7/21 at 100.00	A+	8,971,322
500	Springfield Water and Sewer Commission, Massachusetts, General Revenue Bonds, Refunding Series 2010B, 5.000%, 11/15/30 (Pre-refunded 11/15/20) – AGC Insured	11/20 at 100.00	AA (5)	556,005
93,730	Total Massachusetts			105,818,746
	Michigan – 4.5% (2.9% of Total Investments)
5,335	Detroit Water and Sewerage Department, Michigan, Sewage Disposal System Revenue Bonds, Refunding Senior Lien Series 2012A, 5.250%, 7/01/39	7/22 at 100.00	A	5,919,823
2,830	Detroit, Michigan, Senior Lien Sewerage Disposal System Revenue Bonds, Series 2001B, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A	3,419,432

NUVEEN	83

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$10,000	Detroit, Michigan, Water Supply System Revenue Bonds, Senior Lien Series 2011A, 5.250%, 7/01/41	7/21 at 100.00	A–	$10,887,200
	Grand Rapids and Kent County Joint Building Authority, Michigan, Limited Tax General Obligation Bonds, Devos Place Project, Series 2001:
7,660	0.000%, 12/01/21	No Opt. Call	AAA	7,114,148
7,955	0.000%, 12/01/22	No Opt. Call	AAA	7,197,286
8,260	0.000%, 12/01/23	No Opt. Call	AAA	7,265,909
8,575	0.000%, 12/01/24	No Opt. Call	AAA	7,323,822
10,000	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Refunding Senior Lien Series 2016C, 5.000%, 7/01/35	7/26 at 100.00	A	11,482,700
27,960	Great Lakes Water Authority, Michigan, Water Supply Revenue Bonds, Senior Lien Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A	31,537,762
895	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 – AGM Insured	5/20 at 100.00	A2	956,585
1,105	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Refunding Bonds, Bronson Methodist Hospital, Series 2010, 5.250%, 5/15/36 (Pre-refunded 5/15/20) – AGM Insured	5/20 at 100.00	A2 (5)	1,213,831
405	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Refunding Senior Loan Series 2014D-1, 5.000%, 7/01/37 – AGM Insured	7/24 at 100.00	AA	453,061
1,300	Michigan Finance Authority, Local Government Loan Program Revenue Bonds, Detroit Water & Sewerage Department Water Supply System Local Project, Series 2014C-1, 5.000%, 7/01/44	7/22 at 100.00	A	1,415,271
9,965	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	12/21 at 100.00	AA–	10,991,893
35	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	39,950
3,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015, 5.000%, 12/01/31	6/22 at 100.00	AA–	3,397,620
9,000	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Senior Credit Group, Refunding and Project Series 2010F-6, 4.000%, 11/15/47	11/26 at 100.00	AA+	9,254,520
1,315	Michigan Public Power Agency, AFEC Project Revenue Bonds, Series 2012A, 5.000%, 1/01/43	1/22 at 100.00	A2	1,387,614
	Michigan State Building Authority, Revenue Bonds, Facilities Program, Refunding Series 2015-I:
17,000	5.000%, 4/15/31	10/25 at 100.00	Aa2	19,967,350
1,615	5.000%, 4/15/38	10/25 at 100.00	Aa2	1,856,782
11,345	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39 (Pre-refunded 11/15/19)	11/19 at 100.00	A (5)	12,392,257
2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2009C, 5.000%, 12/01/48	6/22 at 100.00	AA–	2,147,260
4,575	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	4,680,683
5,780	Oakland University, Michigan, General Revenue Bonds, Series 2012, 5.000%, 3/01/42	3/22 at 100.00	A1	6,351,931
2,500	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2009W, 6.375%, 8/01/29 (Pre-refunded 8/01/19)	8/19 at 100.00	A1 (5)	2,723,875
2,300	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39 (Pre-refunded 9/01/18)	9/18 at 100.00	Aaa	2,436,321
2,200	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Wayne County Airport, Series 2015D, 5.000%, 12/01/45	12/25 at 100.00	A	2,505,140
164,910	Total Michigan			176,320,026
	Minnesota – 1.0% (0.7% of Total Investments)
285	Baytown Township, Minnesota Charter School Lease Revenue Bonds, Saint Croix Preparatory Academy, Refunding Series 2016A, 4.000%, 8/01/36	8/26 at 100.00	BB+	265,697
4,005	City of Milaca, Minnesota Refunding Revenue Bonds, Grandview Christian Home Project, Series 2016, 5.000%, 10/01/41	10/24 at 102.00	N/R	4,210,617

84	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Minnesota (continued)
	Dakota County Community Development Agency, Minnesota, Senior Housing Revenue Bonds, Walker Highview Hills LLC Project, Refunding Series 2016A:
$2,130	3.500%, 8/01/25	8/22 at 100.00	N/R	$2,048,549
1,000	5.000%, 8/01/46	8/22 at 100.00	N/R	1,016,390
	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Senior Lien Series 2016C:
3,500	5.000%, 1/01/41	1/27 at 100.00	AA–	4,069,275
5,000	5.000%, 1/01/46	1/27 at 100.00	AA–	5,782,800
	Rochester, Minnesota, Electric Utility Revenue Bonds, Refunding Series 2017A:
1,000	5.000%, 12/01/42	12/26 at 100.00	Aa3	1,163,970
1,355	5.000%, 12/01/47	12/26 at 100.00	Aa3	1,570,147
4,230	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Nova Classical Academy, Series 2016A, 4.125%, 9/01/47	9/24 at 102.00	BBB–	4,237,572
3,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facility Revenue Bonds, HealthPartners Obligated Group, Refunding Series 2015A, 5.000%, 7/01/30	7/25 at 100.00	A	3,483,360
850	Sartell, Minnesota, Health Care Facilities Revenue Bonds, Country Manor Campus LLC Project, Refunding Series 2017, 5.000%, 9/01/42	9/27 at 100.00	N/R	915,620
580	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A, 5.000%, 11/15/21 (ETM)	No Opt. Call	A+ (5)	661,409
	St. Paul Housing and Redevelopment Authority, Minnesota, Hospital Revenue Bonds, HealthEast Inc., Series 2015A:
550	5.250%, 11/15/35 (Pre-refunded 11/15/20)	11/20 at 100.00	A+ (5)	614,818
3,595	5.000%, 11/15/40 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (5)	4,421,922
5,315	5.000%, 11/15/44 (Pre-refunded 11/15/25)	11/25 at 100.00	A+ (5)	6,537,556
36,395	Total Minnesota			40,999,702
	Mississippi – 0.3% (0.2% of Total Investments)
9,705	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/18 at 100.00	BBB+	9,735,668
	Missouri – 2.4% (1.6% of Total Investments)
2,585	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Refunding Combined Lien Series 2013A, 5.000%, 10/01/44	10/22 at 100.00	AA+	2,940,980
	Boone County, Missouri, Hospital Revenue Bonds, Boone Hospital Center, Refunding Series 2016:
2,470	4.000%, 8/01/33	8/26 at 100.00	A	2,560,476
4,590	5.000%, 8/01/35	8/26 at 100.00	A	5,054,508
640	4.000%, 8/01/38	8/26 at 100.00	A	648,941
	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Healthcare System, Series 2017:
2,860	5.000%, 10/01/42 (WI/DD, Settling 11/06/17)	10/27 at 100.00	A–	3,188,442
1,000	5.000%, 10/01/47 (WI/DD, Settling 11/06/17)	10/27 at 100.00	A–	1,109,560
	Kansas City Municipal Assistance Corporation, Missouri, Leasehold Revenue Bonds, Series 2004B-1:
8,150	0.000%, 4/15/27 – AMBAC Insured	No Opt. Call	AA–	6,179,248
5,000	0.000%, 4/15/31 – AMBAC Insured	No Opt. Call	AA–	3,219,150
500	Kansas City, Missouri, Water Revenue Bonds, Series 2017A, 3.250%, 12/01/34	12/26 at 100.00	AA+	508,665
440	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 6.000%, 6/01/20	No Opt. Call	A	460,874
1,350	Missouri Health and Education Facilities Authority, Health Facilities Revenue Bonds, Saint Luke’s Health System, Inc., Series 2016, 5.000%, 11/15/35	5/26 at 100.00	A+	1,529,429
1,400	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Kansas City University of Medicine and Biosciences, Series 2017A, 5.000%, 6/01/42	6/27 at 100.00	A1	1,591,632
11,985	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Saint Louis College of Pharmacy, Series 2013, 5.500%, 5/01/43	5/23 at 100.00	BBB+	13,105,358

NUVEEN	85

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Missouri (continued)
$10,165	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2015A, 4.000%, 1/01/45	1/25 at 100.00	AA	$10,530,432
17,300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, CoxHealth, Series 2013A, 5.000%, 11/15/48	11/23 at 100.00	A2	18,856,827
	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2016A:
1,100	5.000%, 2/01/36	2/26 at 100.00	N/R	1,215,599
2,550	5.000%, 2/01/46	2/26 at 100.00	N/R	2,781,744
4,685	Missouri Health and Educational Facilities Authority, Revenue Bonds, Saint Louis University, Series 2017A, 5.000%, 10/01/42	4/27 at 100.00	AA–	5,369,760
7,085	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/34	6/26 at 100.00	A2	8,132,517
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Refunding Series 2016C:
1,675	4.000%, 12/01/31	12/25 at 100.00	AA	1,775,835
2,535	5.000%, 12/01/32	12/25 at 100.00	AA	2,921,892
220	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of Sunset Hills, Series 2013A, 5.875%, 9/01/43	9/23 at 100.00	BBB+	252,578
90,285	Total Missouri			93,934,447
	Montana – 0.1% (0.1% of Total Investments)
1,475	Kalispell, Montana, Housing and Healthcare Facilities Revenue Bonds, Immanuel Lutheran Corporation, Series 2017A, 5.250%, 5/15/47	5/25 at 102.00	N/R	1,545,992
2,580	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Refunding Series 2016, 5.000%, 2/15/41	2/27 at 100.00	A–	2,908,873
4,055	Total Montana			4,454,865
	Nebraska – 0.9% (0.6% of Total Investments)
2,620	Central Plains Energy Project, Nebraska, Gas Project 3 Revenue Bonds, Series 2012, 5.000%, 9/01/42	9/22 at 100.00	A	2,853,887
3,000	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children’s Hospital Obligated Group, Series 2017, 5.000%, 11/15/47	5/27 at 100.00	AA–	3,399,090
	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015:
700	5.000%, 11/01/45	11/25 at 100.00	A–	775,880
1,400	5.000%, 11/01/48	11/25 at 100.00	A–	1,545,558
2,280	Lincoln County Hospital Authority 1, Nebraska, Hospital Revenue and Refunding Bonds, Great Plains Regional Medical Center Project, Series 2012, 5.000%, 11/01/42	11/21 at 100.00	A–	2,437,776
4,000	Lincoln, Nebraska, Electric System Revenue Bonds, Refunding Series 2012, 5.000%, 9/01/37	9/22 at 100.00	AA	4,526,160
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
2,150	5.000%, 7/01/29	7/27 at 100.00	BBB	2,454,053
2,000	5.000%, 7/01/30	7/27 at 100.00	BBB	2,268,660
5,110	Municipal Energy Agency of Nebraska, Power Supply System Revenue Bonds, Refunding Series 2016A, 5.000%, 4/01/38	10/26 at 100.00	A	5,814,056
10,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2012A, 5.000%, 2/01/42	2/22 at 100.00	AA	11,206,800
33,260	Total Nebraska			37,281,920
	Nevada – 5.2% (3.4% of Total Investments)
3,000	Clark County Water Reclamation District, Nevada, General Obligation Water Bonds, Series 2009A, 5.250%, 7/01/38 (Pre-refunded 7/01/19)	7/19 at 100.00	AAA	3,205,710
3,540	Clark County, Nevada, Airport Revenue Bonds, Senior Lien Series 2010D, 5.000%, 7/01/24	1/20 at 100.00	Aa2	3,820,085

86	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$2,600	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2009C, 5.000%, 7/01/26 – AGM Insured	7/19 at 100.00	AA	$2,761,798
27,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	29,664,630
	Clark County, Nevada, General Obligation Bonds, Limited Tax Bond Bank Additionally Secured by Pledged Revenues, Refunding Series 2009:
3,520	5.000%, 6/01/27	6/19 at 100.00	AA+	3,728,208
3,695	5.000%, 6/01/28	6/19 at 100.00	AA+	3,913,559
3,880	5.000%, 6/01/29	6/19 at 100.00	AA+	4,104,458
	Clark County, Nevada, General Obligation Bonds, Transportation, Refunding Series 2010B:
4,915	5.000%, 7/01/25	1/20 at 100.00	AA+	5,302,793
4,160	5.000%, 7/01/26	1/20 at 100.00	AA+	4,487,309
	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A:
12,265	5.250%, 7/01/39 – AGM Insured	1/20 at 100.00	AA	13,245,832
35,860	5.250%, 7/01/42	1/20 at 100.00	Aa3	38,640,226
	Henderson, Nevada, Limited Obligation Bonds, Local Improvement District T-18 Inspirada, Refunding Series 2016:
2,300	4.000%, 9/01/26	No Opt. Call	N/R	2,408,008
1,525	4.000%, 9/01/27	9/26 at 100.00	N/R	1,576,576
2,660	4.000%, 9/01/29	9/26 at 100.00	N/R	2,701,469
2,920	4.000%, 9/01/30	9/26 at 100.00	N/R	2,945,871
10,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	Aa1	11,071,700
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Series 2015:
5,000	5.000%, 6/01/32	12/24 at 100.00	Aa1	5,927,600
10,000	5.000%, 6/01/33	12/24 at 100.00	Aa1	11,804,800
7,170	5.000%, 6/01/39	12/24 at 100.00	Aa1	8,346,669
11,915	5.000%, 6/01/39 (UB)	12/24 at 100.00	AA	13,870,371
	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Tender Option Bond Trust 2015-XF0233:
1,000	15.215%, 6/01/39 (IF)	12/24 at 100.00	AA	1,656,450
1,250	15.313%, 6/01/39 (IF)	12/24 at 100.00	AA	2,070,563
1,250	15.313%, 6/01/39 (IF)	12/24 at 100.00	AA	2,070,563
2,500	15.313%, 6/01/39 (IF)	12/24 at 100.00	AA	4,141,125
3,995	15.404%, 6/01/39 (IF)	12/24 at 100.00	AA	6,615,880
4,100	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Water Series 2012B, 5.000%, 6/01/42	6/22 at 100.00	Aa1	4,631,893
3,760	Reno, Nevada, Capital Improvement Revenue Bonds, Series 2005B, 0.000%, 6/01/37 – FGIC Insured	6/24 at 49.90	A	1,361,684
8,540	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	9,520,648
184,320	Total Nevada			205,596,478
	New Hampshire – 0.2% (0.1% of Total Investments)
8,000	New Hampshire Business Finance Authority, Revenue Bonds, Elliot Hospital Obligated Group Issue, Series 2009A, 6.125%, 10/01/39 (Pre-refunded 10/01/19)	10/19 at 100.00	Baa1 (5)	8,752,800
	New Jersey – 6.6% (4.3% of Total Investments)
20,890	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2016BBB, 5.500%, 6/15/30	12/26 at 100.00	A–	24,429,184
	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2014UU:
5,515	5.000%, 6/15/30	6/24 at 100.00	A–	5,979,473
5,000	5.000%, 6/15/40	6/24 at 100.00	A–	5,294,000
1,005	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2017DDD, 5.000%, 6/15/42	6/27 at 100.00	A–	1,078,737
6,975	New Jersey Economic Development Authority, School Facilities Construction Financing Program Bonds, Refunding Series 2011GG, 5.000%, 9/01/24	3/21 at 100.00	A–	7,454,880

NUVEEN	87

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
$10,600	New Jersey Economic Development Authority, Sublease Revenue Bonds, New Jersey Transit Corporation Projects, Refunding Series 2017B, 5.000%, 11/01/25	No Opt. Call	A–	$12,032,908
2,020	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BB+	2,059,915
2,500	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Hackensack Meridian Health Obligated Group, Refunding Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	A+	2,914,375
720	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Robert Wood Johnson University Hospital, Series 2013A, 5.500%, 7/01/43	7/23 at 100.00	A+	827,071
10,970	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, RWJ Barnabas Health Obligated Group, Refunding Series 2016A, 5.000%, 7/01/43	7/26 at 100.00	A+	12,358,034
695	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, University Hospital Issue, Refunding Series 2015A, 5.000%, 7/01/46 – AGM Insured	7/25 at 100.00	AA	775,898
	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2016A-1:
3,050	5.000%, 6/15/28	6/26 at 100.00	A+	3,443,450
7,795	5.000%, 6/15/29	6/26 at 100.00	A+	8,769,375
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A:
5,000	0.000%, 12/15/26	No Opt. Call	A–	3,528,200
16,495	0.000%, 12/15/33	No Opt. Call	A–	8,178,386
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006C:
1,815	0.000%, 12/15/26 – AMBAC Insured	No Opt. Call	AA+	1,414,829
10,000	0.000%, 12/15/30 – FGIC Insured	No Opt. Call	A	6,009,100
38,000	0.000%, 12/15/33 – AGM Insured	No Opt. Call	AA	20,356,600
45,000	0.000%, 12/15/35 – AMBAC Insured	No Opt. Call	A–	21,040,200
10,000	0.000%, 12/15/36 – AMBAC Insured	No Opt. Call	A–	4,450,000
4,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.500%, 12/15/18 – AGM Insured	No Opt. Call	AA	4,694,895
10,500	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2007A, 5.000%, 12/15/34 – AMBAC Insured	12/17 at 100.00	AA	10,547,355
5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A–	5,635,500
2,310	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2011B, 5.500%, 6/15/31	6/21 at 100.00	A–	2,533,215
1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	A–	1,051,660
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA:
5,500	5.000%, 6/15/29	6/23 at 100.00	A–	5,955,290
7,500	5.500%, 6/15/39	6/23 at 100.00	A–	8,159,100
14,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2005D-1, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA	17,169,040
1,250	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2017B, 4.000%, 1/01/35	1/28 at 100.00	A+	1,347,400
3,250	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36	1/19 at 100.00	A+	3,372,623
1,750	New Jersey Turnpike Authority, Revenue Bonds, Series 2009H, 5.000%, 1/01/36 (Pre-refunded 1/01/19)	1/19 at 100.00	N/R (5)	1,827,858
1,315	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057, 14.189%, 1/01/43 (IF) (4)	7/22 at 100.00	A2	1,928,277
3,000	Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue Bonds, Series 2005A, 0.000%, 9/01/25 – NPFG Insured	No Opt. Call	Aa2	2,452,500
	Rutgers State University, New Jersey, Revenue Bonds, Refunding Series 2013L:
2,000	5.000%, 5/01/38	5/23 at 100.00	Aa3	2,269,620
910	5.000%, 5/01/43	5/23 at 100.00	Aa3	1,029,165

88	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
$1,390	4.500%, 6/01/23	12/17 at 100.00	BBB+	$1,414,311
1,785	4.625%, 6/01/26	12/17 at 100.00	BBB	1,792,229
14,255	5.000%, 6/01/29	12/17 at 100.00	BBB–	14,286,361
14,425	4.750%, 6/01/34	12/17 at 100.00	BB–	14,005,377
8,000	5.000%, 6/01/41	12/17 at 100.00	B	7,700,000
307,685	Total New Jersey			261,566,391
	New Mexico – 0.1% (0.0% of Total Investments)
2,725	Rio Rancho, New Mexico, Water and Wastewater System Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/21 – AGM Insured	5/19 at 100.00	AA	2,882,560
	New York – 6.4% (4.2% of Total Investments)
9,880	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42	1/27 at 100.00	BBB–	11,053,448
7,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 0.000%, 7/15/45	No Opt. Call	BBB–	2,305,170
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Columbia University, Series 2011A, 5.000%, 10/01/41	4/21 at 100.00	AAA	3,350,250
7,435	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 (Pre-refunded 7/01/20) – AGM Insured	7/20 at 100.00	AA (5)	8,264,374
12,830	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2015A, 5.000%, 7/01/50	7/25 at 100.00	A–	14,659,686
3,200	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2012A, 5.000%, 7/01/42	7/22 at 100.00	Aa2	3,617,760
4,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	Aa2	4,561,200
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/33	6/27 at 100.00	Baa3	1,100,810
14,075	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, General Purpose Series 2015B Group C, 5.000%, 2/15/36	2/25 at 100.00	AAA	16,456,068
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A:
1,355	5.750%, 2/15/47	2/21 at 100.00	AA–	1,544,565
10,115	5.250%, 2/15/47	2/21 at 100.00	AA–	11,213,084
2,045	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47 (Pre-refunded 2/15/21)	2/21 at 100.00	Aa3 (5)	2,341,750
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A:
1,045	4.000%, 9/01/39 – AGM Insured	9/24 at 100.00	AA	1,095,244
780	5.000%, 9/01/44	9/24 at 100.00	A–	882,359
7,240	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	8,001,141
15,100	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A, 5.000%, 9/01/42	9/22 at 100.00	A–	16,633,707
3,500	Monroe County Industrial Development Corporation, New York, FHA Insured Mortgage Revenue Bonds, Unity Hospital of Rochester Project, Series 2010, 5.750%, 8/15/30	2/21 at 100.00	AA	3,986,010
1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, University of Rochester Project, Series 2013A, 5.000%, 7/01/43	7/23 at 100.00	AA–	1,147,160
2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+	2,350,467
4,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Series 2009EE-2, 5.250%, 6/15/40	6/19 at 100.00	AA+	4,676,804

NUVEEN	89

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
$7,225	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2014 Series BB, 5.000%, 6/15/46	6/23 at 100.00	AA+	$8,251,745
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2017 Series EE, 5.000%, 6/15/37	6/27 at 100.00	AA+	5,949,700
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds, Fiscal 2018, Series 2017S-1, 4.000%, 7/15/36	7/27 at 100.00	AA	3,786,510
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38	5/23 at 100.00	AAA	5,721,150
2,060	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	2,399,570
10	New York City, New York, General Obligation Bonds, Fiscal Series 1996J, 5.500%, 2/15/26	1/18 at 100.00	AA	10,037
5	New York City, New York, General Obligation Bonds, Fiscal Series 1997H, 6.125%, 8/01/25	1/18 at 100.00	AA	5,021
80	New York City, New York, General Obligation Bonds, Fiscal Series 2002G, 5.750%, 8/01/18	1/18 at 100.00	AA	80,327
23,920	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44	11/24 at 100.00	N/R	26,046,966
6,385	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 4 World Trade Center Project, Series 2011, 5.750%, 11/15/51	11/21 at 100.00	A+	7,367,907
10,000	New York Liberty Development Corporation, Revenue Bonds, Goldman Sachs Headquarters Issue, Series 2005, 5.250%, 10/01/35	No Opt. Call	A	12,810,100
4,045	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects, Tender Option Bond Trust 2016-XL0002, 11.936%, 6/15/26 (IF) (4)	6/22 at 100.00	AAA	5,940,972
25	New York State Housing Finance Agency, Mortgage Revenue Refunding Bonds, Housing Project, Series 1996A, 6.125%, 11/01/20 – AGM Insured	11/17 at 100.00	AA	25,079
8,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations, Series 2016A, 5.000%, 1/01/51 (UB) (4)	1/26 at 100.00	A–	9,033,200
2,105	Onondaga Civic Development Corporation, New York, Revenue Bonds, Saint Joseph’s Hospital Health Center Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	2,444,915
3,925	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Seventy Ninth Series 2013, 5.000%, 12/01/38	12/23 at 100.00	AA–	4,525,486
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010:
8,550	5.500%, 12/01/31	12/20 at 100.00	Baa1	9,419,364
3,710	6.000%, 12/01/42	12/20 at 100.00	Baa1	4,116,468
9,950	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Bonds, Tender Option Bond Trust 2016-XL0003, 6.414%, 11/15/21 (IF) (4)	No Opt. Call	AA–	12,031,142
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/50	5/25 at 100.00	AA–	5,695,300
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2013A:
10,725	0.000%, 11/15/31	No Opt. Call	A+	7,061,233
1,105	0.000%, 11/15/32	No Opt. Call	A+	693,741
231,425	Total New York			252,656,990
	North Carolina – 1.1% (0.7% of Total Investments)
3,555	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 2016-XL0012, 11.789%, 7/01/38 (IF) (4)	7/20 at 100.00	AAA	4,581,435
1,775	Charlotte-Mecklenberg Hospital Authority, North Carolina, Carolinas HealthCare System Revenue Bonds, Tender Option Bond Trust 2016-XG0005, 11.707%, 1/15/47 (Pre-Refunded 1/15/18) (IF) (4)	1/18 at 100.00	AA– (5)	1,818,701
5,550	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2008A, 5.000%, 1/15/39 (Pre-refunded 1/15/18)	1/18 at 100.00	AA– (5)	5,595,566
1,000	Charlotte-Mecklenburg Hospital Authority, North Carolina, Health Care Revenue Bonds, DBA Carolinas HealthCare System, Series 2011A, 5.250%, 1/15/42	1/21 at 100.00	AA–	1,106,880

90	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$9,485	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015B, 5.000%, 10/01/55 (UB) (4)	10/25 at 100.00	AA+	$10,812,331
3,560	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/42 (Pre-refunded 6/01/19)	6/19 at 100.00	Aa2 (5)	3,775,772
5,000	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Duke University Health System, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	AA	5,539,250
1,455	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Vidant Health, Refunding Series 2012A, 5.000%, 6/01/36	6/22 at 100.00	A+	1,616,621
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, WakeMed, Refunding Series 2012A:
3,300	5.000%, 10/01/31	10/22 at 100.00	A+	3,777,708
1,500	5.000%, 10/01/38	10/22 at 100.00	A+	1,698,105
2,720	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, Southminster Project, Refunding Series 2016, 5.000%, 10/01/37	10/24 at 102.00	N/R	2,874,088
1,900	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 (Pre-refunded 1/01/19) – AGC Insured	1/19 at 100.00	AA (5)	2,002,087
40,800	Total North Carolina			45,198,544
	North Dakota – 0.5% (0.3% of Total Investments)
5,080	Burleigh County, North Dakota, Health Care Revenue Bonds, Saint Alexius Medical Center Project, Refunding Series 2012A, 4.500%, 7/01/32 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	5,741,873
	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011:
1,500	6.000%, 11/01/28	11/21 at 100.00	A+	1,748,520
3,910	6.250%, 11/01/31	11/21 at 100.00	A+	4,567,193
1,015	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2012, 5.000%, 12/01/35	12/21 at 100.00	A–	1,085,147
4,635	Grand Forks, North Dakota, Health Care System Revenue Bonds, Altru Health System Obligated Group, Series 2017A, 5.000%, 12/01/42	12/27 at 100.00	A–	5,171,084
900	Grand Forks, North Dakota, Senior Housing & Nursing Facilities Revenue Bonds, Valley Homes and Services Obligated Group, Series 2017, 5.000%, 12/01/36	12/26 at 100.00	N/R	903,222
500	Grand Forks, North Dakota, Senior Housing and Nursing Facilities Revenue Bonds, Valley Homes Obligated Group, Series 2016A, 5.125%, 12/01/24	No Opt. Call	N/R	533,100
1,420	Williston, North Dakota, Multifamily Housing Revenue Bonds, Eagle Crest Apartments LLC Project, Series 2013, 7.750%, 9/01/38 (9)	9/23 at 100.00	N/R	568,000
18,960	Total North Dakota			20,318,139
	Ohio – 8.6% (5.6% of Total Investments)
	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Refunding & Improvement Series 2016:
3,020	5.250%, 11/15/41	11/26 at 100.00	A–	3,398,919
6,250	5.250%, 11/15/46	11/26 at 100.00	A–	6,993,312
320	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Improvement & Refunding Series 2012, 5.000%, 11/15/42	5/22 at 100.00	AA–	341,971
	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Health Partners, Refunding and Improvement Series 2012A:
650	5.000%, 5/01/33	5/22 at 100.00	AA–	712,225
860	4.000%, 5/01/33	5/22 at 100.00	AA–	884,673
800	5.000%, 5/01/42	5/22 at 100.00	AA–	865,632
10,000	Allen County, Ohio, Hospital Facilities Revenue Bonds, Mercy Health, Refunding & Improvement Series 2015A, 5.000%, 11/01/43	11/24 at 100.00	AA–	11,029,800
9,405	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43 (Pre-refunded 2/15/18)	2/18 at 100.00	N/R (5)	9,518,989
595	American Municipal Power Ohio Inc., Prairie State Energy Campus Project Revenue Bonds, Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1	601,605

NUVEEN	91

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$2,750	Bowling Green State University, Ohio, General Receipts Bonds, Series 2017B, 5.000%, 6/01/42	6/27 at 100.00	A+	$3,145,835
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
4,570	5.375%, 6/01/24	12/17 at 100.00	B–	4,344,882
12,610	5.125%, 6/01/24	12/17 at 100.00	B–	11,821,875
9,665	5.875%, 6/01/30	12/17 at 100.00	B–	9,190,449
37,175	5.750%, 6/01/34	12/17 at 100.00	B–	34,978,701
14,555	6.000%, 6/01/42	12/17 at 100.00	B–	13,879,211
1,500	6.500%, 6/01/47	12/17 at 100.00	B–	1,499,880
33,485	5.875%, 6/01/47	12/17 at 100.00	B–	31,475,900
14,570	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-3, 6.250%, 6/01/37	6/22 at 100.00	B–	14,503,998
6,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.250%, 11/01/29	11/20 at 100.00	A	6,578,460
17,540	Cleveland Heights-University Heights City School District, Ohio, General Obligation Bonds, School Improvement Series 2014, 5.000%, 12/01/51	6/23 at 100.00	AA	19,664,796
5,975	Fairfield County, Ohio, Hospital Facilities Revenue Bonds, Fairfield Medical Center Project, Series 2013, 5.000%, 6/15/43	6/23 at 100.00	Baa2	6,223,918
1,465	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2012A, 5.000%, 11/01/42	5/22 at 100.00	Aa2	1,587,122
6,345	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Series 2011A, 5.000%, 11/15/41	11/21 at 100.00	AA+	6,881,026
10,000	Greene County, Ohio, Hospital Facilities Revenue Bonds, Kettering Health Network Series 2009, 5.500%, 4/01/39	4/19 at 100.00	A+	10,472,700
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities Project, Series 2017A:
1,500	5.000%, 1/01/47	1/27 at 100.00	N/R	1,608,105
1,120	5.000%, 1/01/52	1/27 at 100.00	N/R	1,191,893
	Hamilton County, Ohio, Healthcare Revenue Bonds, Life Enriching Communities, Refunding & Improvement Series 2016:
3,425	5.000%, 1/01/46	1/26 at 100.00	N/R	3,666,291
6,000	5.000%, 1/01/51	1/26 at 100.00	N/R	6,375,420
	JobsOhio Beverage System, Ohio, Statewide Liquor Profits Revenue Bonds, Senior Lien Series 2013A:
6,920	5.000%, 1/01/38 (Mandatory put 1/01/23)	1/23 at 100.00	AA	7,738,774
14,850	5.000%, 1/01/38 (UB) (4)	1/23 at 100.00	Aa3	16,607,052
	JobsOhio Beverage System, Ohio, Statewide Senior Lien Liquor Profits Revenue Bonds, Tender Option Bond Trust 2016-XG0052:
875	15.251%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	1,289,111
1,050	15.251%, 1/01/38 (IF) (4)	1/23 at 100.00	Aa3	1,546,934
2,305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,683,158
6,000	Middletown City School District, Butler County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	A2	7,420,140
4,640	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/30	1/18 at 100.00	BBB+	4,681,296
21,000	Northeast Ohio Regional Sewer District, Wastewater Improvement Revenue Bonds, Refunding & Improvement Series 2014, 5.000%, 11/15/49	11/24 at 100.00	AA+	23,888,550
5,500	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	5,694,755
7,500	Ohio State, Hospital Facility Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2009A, 5.500%, 1/01/39 (Pre-refunded 1/01/19)	1/19 at 100.00	AA (5)	7,881,375
19,515	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Project, Junior Lien Series 2013A-1, 5.000%, 2/15/48	2/23 at 100.00	A+	21,711,608

92	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$7,550	Ohio Turnpike Commission, Turnpike Revenue Bonds, Infrastructure Projects, Junior Lien Convertible Series 2013A-3, 0.000%, 2/15/36 (7)	2/31 at 100.00	A+	$7,337,241
	Southeastern Ohio Port Authority, Hospital Facilities Revenue Bonds, Memorial Health System Obligated Group Project, Refunding and Improvement Series 2012:
135	5.750%, 12/01/32	12/22 at 100.00	BB	148,428
130	6.000%, 12/01/42	12/22 at 100.00	BB	142,888
4,190	Springboro Community City School District, Warren County, Ohio, General Obligation Bonds, Refunding Series 2007, 5.250%, 12/01/26 – AGM Insured	No Opt. Call	AA	5,189,902
3,670	Tuscarawas County Economic Development and Finance Alliance, Ohio, Higher Education Facilities Revenue Bonds, Ashland University, Refunding & Improvement Series 2015, 6.000%, 3/01/45	3/25 at 100.00	N/R	3,770,264
327,980	Total Ohio			341,169,064
	Oklahoma – 0.2% (0.1% of Total Investments)
1,675	Oklahoma Development Finance Authority, Health System Revenue Bonds, Integris Baptist Medical Center, Series 2008B, 5.250%, 8/15/38 (Pre-refunded 8/15/18)	8/18 at 100.00	N/R (5)	1,729,237
4,000	Oklahoma Development Finance Authority, Revenue Bonds, Provident Oklahoma Education Resources Inc.- Cross Village Student Housing Project, Series 2017, 5.000%, 8/01/47	8/27 at 100.00	BBB–	4,370,680
1,125	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc. Project, Refunding Series 2017, 5.250%, 11/15/37	11/25 at 102.00	N/R	1,263,679
6,800	Total Oklahoma			7,363,596
	Oregon – 1.1% (0.7% of Total Investments)
	Clackamas Community College District, Oregon, General Obligation Bonds, Deferred Interest Series 2017A:
760	0.000%, 6/15/38 (7)	6/27 at 100.00	Aa1	783,074
2,750	0.000%, 6/15/39 (7)	6/27 at 100.00	Aa1	2,826,258
	Columbia County School District 502 Saint Helens, Oregon, General Obligation Bonds, Series 2017:
1,310	5.000%, 6/15/38	6/27 at 100.00	Aa1	1,545,473
1,705	5.000%, 6/15/39	6/27 at 100.00	Aa1	2,006,751
7,420	Oregon Facilities Authority, Revenue Bonds, Legacy Health Project, Refunding Series 2016A, 5.000%, 6/01/46	6/26 at 100.00	AA–	8,363,008
	Oregon Facilities Authority, Revenue Bonds, Samaritan Health Services, Refunding Series 2016A:
6,240	5.000%, 10/01/35	10/26 at 100.00	BBB+	7,048,142
2,260	5.000%, 10/01/46	10/26 at 100.00	BBB+	2,492,125
1,500	Oregon Health and Science University, Revenue Bonds, Series 2012E, 5.000%, 7/01/32	7/22 at 100.00	AA–	1,692,255
8,890	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Senior Lien Series 2013A, 5.000%, 11/15/38	11/23 at 100.00	AAA	10,449,039
5,265	Salem Hospital Facility Authority, Oregon, Revenue Bonds, Salem Hospital Project, Refunding Series 2016A, 5.000%, 5/15/46	5/26 at 100.00	A+	5,856,523
38,100	Total Oregon			43,062,648
	Pennsylvania – 5.6% (3.7% of Total Investments)
	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center, Series 2009A:
1,250	5.500%, 8/15/34	8/19 at 100.00	AA–	1,334,050
3,000	5.625%, 8/15/39	8/19 at 100.00	AA–	3,201,690

NUVEEN	93

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
	Bethlehem Authority, Northampton and Lehigh Counties, Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
$3,125	0.000%, 5/15/22 – AGM Insured	No Opt. Call	AA	$2,841,187
3,125	0.000%, 5/15/23 – AGM Insured	No Opt. Call	AA	2,756,406
3,135	0.000%, 5/15/24 – AGM Insured	No Opt. Call	AA	2,680,613
3,155	0.000%, 5/15/26 – AGM Insured	No Opt. Call	AA	2,524,284
4,145	0.000%, 11/15/26 – AGM Insured	No Opt. Call	AA	3,261,659
2,800	0.000%, 5/15/28 – AGM Insured	No Opt. Call	AA	2,075,948
3,000	0.000%, 11/15/28 – AGM Insured	No Opt. Call	AA	2,185,740
1,835	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40	5/20 at 100.00	AA	1,989,801
5,165	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010A, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	5,655,158
2,150	Dauphin County General Authority, Pennsylvania, Health System Revenue Bonds, Pinnacle Health System Project, Series 2012A, 5.000%, 6/01/42	6/22 at 100.00	A+	2,385,167
1,060	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/18 at 100.00	Ba1	1,062,904
26,595	Delaware River Joint Toll Bridge Commission, New Jersey and Pennsylvania, Bridge System Revenue Bonds, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	A1	30,785,840
3,500	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA	3,764,460
1,050	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 1997B, 5.700%, 7/01/27 – AMBAC Insured	No Opt. Call	A1	1,302,189
4,000	Erie Water Authority, Erie County, Pennsylvania, Water Revenue Bonds, Series 2011A, 4.625%, 12/01/44 – AGM Insured	12/21 at 100.00	A2	4,177,360
	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Capital Appreciation Series 2013B:
4,480	0.000%, 12/01/31	No Opt. Call	A	2,748,525
5,180	0.000%, 12/01/32	No Opt. Call	A	3,037,915
9,270	Lehigh County Authority, Pennsylvania, Water and Sewer Revenue Bonds, Allentown Concession, Series 2013A, 5.125%, 12/01/47	12/23 at 100.00	A	10,522,562
1,040	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38 (Pre-refunded 8/01/20)	8/20 at 100.00	N/R (5)	1,156,678
5,000	Montgomery County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Albert Einstein Healthcare Network Issue, Series 2015A, 5.250%, 1/15/45	1/25 at 100.00	BBB	5,400,350
3,210	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, ACTS Retirement-Life Communities, Inc. Obligated Group, Series 2016, 5.000%, 11/15/36	11/26 at 100.00	N/R	3,644,088
630	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Series 2013A0 & AE2, 5.000%, 12/01/23, (Cash 5.000%, PIK 5.000%), (9)	1/18 at 100.00	N/R	189,062
79	Northampton County Industrial Development Authority, Pennsylvania, Recovery Revenue Bonds, Northampton Generating Project, Senior Lien Taxable Series 2013B, 5.000%, 12/31/23, (Cash 5.000%, PIK 5.000%), (10)	1/18 at 100.00	N/R	23,634
1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Delaware Valley College of Science and Agriculture Project, Series 2012 LL1, 4.000%, 11/01/32	11/22 at 100.00	Ba1	1,585,114
5,725	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2, 5.500%, 12/01/34	12/20 at 100.00	AA–	6,340,552
1,250	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2010A1&2, 5.500%, 12/01/34 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	1,408,425
2,000	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2011B, 5.000%, 12/01/41	12/21 at 100.00	AA–	2,206,680

94	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$3,115	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Turnpike Special Revenue Bonds, Subordinate Series 2013A, 5.000%, 12/01/36	12/22 at 100.00	AA–	$3,528,828
16,805	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 6.375%, 12/01/38 (7)	12/27 at 100.00	A–	20,842,065
4,105	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Refunding Subordinate Second Series 2016B-2, 5.000%, 6/01/39	6/26 at 100.00	A3	4,606,385
5,575	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015B, 5.000%, 12/01/45	12/25 at 100.00	A1	6,322,608
6,340	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2016A-1, 5.000%, 12/01/41	6/26 at 100.00	A1	7,190,194
19,250	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2009C, 6.250%, 6/01/33 – AGM Insured	6/26 at 100.00	AA	24,469,252
1,445	Philadelphia Authority for Industrial Development Senior Living Facilities, Pennsylvania, Revenue Bonds, Wesley Enhanced Living Obligated Group, Series 2017A, 5.000%, 7/01/37	7/27 at 100.00	N/R	1,541,887
26,765	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40 (Pre-refunded 5/15/20)	5/20 at 100.00	N/R (5)	29,234,607
505	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Health System Obligated Group, Series 2012A, 5.625%, 7/01/42	7/22 at 100.00	BBB–	556,126
1,425	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41 (Pre-refunded 8/01/20)	8/20 at 100.00	A+ (5)	1,628,048
3,410	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 1997A, 5.125%, 8/01/27 – AMBAC Insured (ETM)	No Opt. Call	A1 (5)	4,335,508
3,415	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA	3,704,626
1,125	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A, 5.250%, 12/01/31 (Pre-refunded 12/01/21) – AGM Insured	12/21 at 100.00	AA (5)	1,295,224
1,930	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2012B, 4.000%, 1/01/33	1/23 at 100.00	Baa3	1,949,223
206,864	Total Pennsylvania			223,452,622
	Puerto Rico – 0.6% (0.4% of Total Investments)
625	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2005SS, 5.000%, 7/01/25 – NPFG Insured	1/18 at 100.00	A	611,350
1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – NPFG Insured	No Opt. Call	A	1,008,310
1,305	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A	1,344,816
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	C	970,230
4,300	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 4.500%, 12/01/23	1/18 at 100.00	AA–	4,484,857
5,880	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.125%, 8/01/42 – AGM Insured	8/20 at 100.00	AA	6,096,619
63,225	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/54 – AMBAC Insured	No Opt. Call	Ca	7,333,468
77,335	Total Puerto Rico			21,849,650
	Rhode Island – 0.5% (0.4% of Total Investments)
1,315	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016, 5.000%, 5/15/39	5/26 at 100.00	BBB+	1,449,248
174,390	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 0.000%, 6/01/52	1/18 at 100.00	CCC+	17,170,439
2,235	Rhode Island Turnpike and Bridge Authority, Motor Fuel Tax Revenue Bonds, Series 2016A, 5.000%, 10/01/40	4/26 at 100.00	A+	2,549,107
177,940	Total Rhode Island			21,168,794

NUVEEN	95

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	South Carolina – 3.0% (1.9% of Total Investments)
$6,820	Lexington County Health Services District, Inc., South Carolina, Hospital Revenue Bonds, Lexington Medical Center, Series 2016, 5.000%, 11/01/46	5/26 at 100.00	AA–	$7,593,934
	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 2004A-2:
26,955	0.000%, 1/01/31 – AMBAC Insured	No Opt. Call	A–	17,361,176
15,420	0.000%, 1/01/32 – AMBAC Insured	No Opt. Call	A–	9,512,135
375	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA	432,885
10,000	South Carolina Public Service Authority Santee Cooper Revenue Obligations, Refunding Series 2016B, 5.000%, 12/01/56	12/26 at 100.00	A+	11,149,700
7,850	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Refunding Series 2014C, 5.000%, 12/01/46	12/24 at 100.00	A+	8,665,458
6,790	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2013A, 5.125%, 12/01/43	12/23 at 100.00	A+	7,491,067
	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2014A:
2,000	5.000%, 12/01/49	6/24 at 100.00	A+	2,190,920
17,240	5.500%, 12/01/54	6/24 at 100.00	A+	19,477,407
20,035	South Carolina Public Service Authority, Santee Cooper Revenue Obligations, Series 2015E, 5.250%, 12/01/55	12/25 at 100.00	A+	22,649,167
4,800	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2010A, 5.250%, 10/01/40 (Pre-refunded 10/01/19)	10/19 at 100.00	A1 (5)	5,167,632
4,500	Spartanburg Regional Health Services District, Inc., South Carolina, Hospital Revenue Refunding Bonds, Series 2012A, 5.000%, 4/15/32	4/22 at 100.00	A	4,999,320
122,785	Total South Carolina			116,690,801
	South Dakota – 0.7% (0.5% of Total Investments)
	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Dow Rummel Village Project, Series 2017:
3,000	5.000%, 11/01/42	11/26 at 100.00	N/R	3,076,470
3,150	5.125%, 11/01/47	11/26 at 100.00	N/R	3,244,973
8,800	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health System, Series 2014, 5.000%, 7/01/44	7/24 at 100.00	AA–	9,739,576
3,565	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2014B, 5.000%, 11/01/44	11/24 at 100.00	A+	3,906,491
8,260	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2015, 5.000%, 11/01/45	11/25 at 100.00	A+	9,265,985
26,775	Total South Dakota			29,233,495
	Tennessee – 1.2% (0.8% of Total Investments)
10,670	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Revenue Bonds, Catholic Health Initiatives, Series 2013A, 5.250%, 1/01/45	1/23 at 100.00	BBB+	11,476,759
2,470	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 – AGM Insured	10/19 at 100.00	AA	2,648,556
770	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/22 (Pre-refunded 10/01/19) – AGM Insured	10/19 at 100.00	AA (5)	823,068
2,065	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2012A, 5.000%, 8/15/42	8/22 at 100.00	BBB+	2,198,420
95	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Refunding and Improvement Bonds, Johnson City Medical Center, Series 1998C, 5.125%, 7/01/25 (Pre-refunded 7/01/23) – NPFG Insured	7/23 at 100.00	A (5)	95,295
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2016:
5,000	5.000%, 9/01/36	9/26 at 100.00	BBB+	5,605,600
1,000	5.000%, 9/01/47	9/26 at 100.00	BBB+	1,098,700

96	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tennessee (continued)
	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2017:
$445	5.000%, 4/01/31	4/27 at 100.00	BBB+	$510,820
1,745	5.000%, 4/01/36	4/27 at 100.00	BBB+	1,960,769
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Lipscomb University, Refunding & Improvement Series 2016A:
1,160	5.000%, 10/01/41	10/26 at 100.00	BBB	1,291,173
2,055	5.000%, 10/01/45	10/26 at 100.00	BBB	2,290,893
11,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/46	7/26 at 100.00	A3	12,266,980
6,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board,	12/17 at 100.00	N/R	6,201,660
	Tennessee, Revenue Refunding and Improvement Bonds, Meharry Medical College, Series 1996, 6.000%, 12/01/19 – AMBAC Insured
44,475	Total Tennessee			48,468,693
	Texas – 11.7% (7.6% of Total Investments)
14,615	Austin, Texas, Electric Utility System Revenue Bonds, Series 2015A, 5.000%, 11/15/45 (UB) (4)	11/25 at 100.00	Aa3	16,710,791
3,035	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Combined Venue Tax Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA	3,243,080
2,500	Capital Area Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, The Roman Catholic Diocese of Austin, Series 2005B. Remarketed, 6.125%, 4/01/45	4/20 at 100.00	Baa1	2,716,475
1,000	Cedar Hill Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2002, 0.000%, 8/15/32 – FGIC Insured	No Opt. Call	AA–	632,700
1,330	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/43	1/23 at 100.00	BBB+	1,452,998
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2011:
2,080	5.750%, 1/01/31 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (5)	2,369,432
1,000	6.000%, 1/01/41 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (5)	1,146,880
6,940	6.250%, 1/01/46 (Pre-refunded 1/01/21)	1/21 at 100.00	BBB+ (5)	8,012,993
7,750	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A, 5.000%, 1/01/45	7/25 at 100.00	BBB+	8,635,360
	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A:
1,925	4.350%, 12/01/42	12/22 at 100.00	BBB–	1,936,280
1,000	4.400%, 12/01/47	12/22 at 100.00	BBB–	1,008,120
2,500	Comal Independent School District, Comal, Bexar, Guadalupe, Hays, and Kendall Counties, Texas, General Obligation Bonds, Series 2005A, 0.000%, 2/01/23	No Opt. Call	Aaa	2,280,750
6,340	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Refunding and Improvement Bonds, Series 2012C, 5.000%, 11/01/45 – AGM Insured	11/21 at 100.00	A+	7,049,129
160	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2014A, 5.250%, 9/01/44	9/24 at 100.00	BB+	170,366
3,700	El Paso Independent School District, El Paso County, Texas, General Obligation Bonds, School Building Series 2017, 5.000%, 8/15/42	8/26 at 100.00	Aaa	4,283,120
1,500	El Paso, Texas, Airport Revenue Bonds, El Paso International Airport Series 2011, 5.250%, 8/15/33	8/20 at 100.00	A+	1,634,400
16,920	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53	10/23 at 100.00	AA+	19,211,814
15,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2013B, 5.000%, 4/01/53 (UB)	10/23 at 100.00	AA	17,031,750
6,610	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Tender Option Bond Trust 2015-XF0228, 15.188%, 4/01/53 (IF)	10/23 at 100.00	AA	10,192,246

NUVEEN	97

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Houston Methodist Hospital System, Series 2015:
$2,320	5.000%, 12/01/45	6/25 at 100.00	AA	$2,605,708
2,845	4.000%, 12/01/45	6/25 at 100.00	AA	2,919,966
4,040	Harris County, Texas, Toll Road Revenue Bonds, Subordinate Lien Unlimited Tax Tender Options Bond Trust 2015-XF2184. 12.438%, 8/15/28 – AGM Insured (IF) (4)	No Opt. Call	AAA	7,368,394
	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Capital Appreciation Refunding Senior Lien Series 2014A:
1,195	0.000%, 11/15/41 – AGM Insured	11/31 at 62.66	AA	422,421
2,390	0.000%, 11/15/42 – AGM Insured	11/31 at 59.73	AA	803,183
2,660	0.000%, 11/15/43 – AGM Insured	11/31 at 56.93	AA	849,657
7,260	0.000%, 11/15/44 – AGM Insured	11/31 at 54.25	AA	2,206,822
10,440	0.000%, 11/15/45 – AGM Insured	11/31 at 51.48	AA	3,006,929
7,165	0.000%, 11/15/49 – AGM Insured	11/31 at 41.91	AA	1,671,021
3,000	0.000%, 11/15/52 – AGM Insured	11/31 at 35.81	AA	592,950
3,885	Houston Independent School District Public Facility Corporation, Harris County, Texas, Lease Revenue Bonds, Cesar E. Chavez High School, Series 1998A, 0.000%, 9/15/19 – AMBAC Insured	No Opt. Call	Aa1	3,783,563
4,930	Houston, Texas, Airport System Revenue Bonds, Refunding Senior Lien Series 2009A, 5.500%, 7/01/39	7/18 at 100.00	AA–	5,072,674
5,500	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2007B, 5.000%, 7/01/25 – NPFG Insured	1/18 at 100.00	A+	5,518,810
4,550	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2012B, 5.000%, 7/01/31	7/22 at 100.00	A+	5,161,338
990	Houston, Texas, Airport System Revenue Bonds, Subordinate Lien Series 2000B, 5.450%, 7/01/24 – AGM Insured	No Opt. Call	AA	1,162,052
2,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Refunding Series 2011A, 5.250%, 11/15/30	11/20 at 100.00	AA	2,243,960
6,000	Houston, Texas, First Lien Combined Utility System Revenue Bonds, Series 2011D, 5.000%, 11/15/40	11/21 at 100.00	AA	6,709,440
	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
1,495	0.000%, 9/01/23 – AGM Insured	No Opt. Call	AA	1,294,879
10,850	0.000%, 9/01/25 – AMBAC Insured	No Opt. Call	A2	8,747,270
1,715	0.000%, 9/01/32 – AMBAC Insured	No Opt. Call	A2	1,014,731
2,870	Hutto Independent School District, Williamson County, Texas, General Obligation Bonds, Refunding Series 2012A, 5.000%, 8/01/46	8/21 at 100.00	A	3,165,065
2,340	Laredo, Webb County, Texas, Waterworks and Sewer System Revenue Bonds, Series 2011, 5.000%, 3/01/41 – AGM Insured	3/21 at 100.00	AA	2,580,950
	Leander Independent School District, Williamson and Travis Counties, Texas, General Obligation Bonds, Refunding Series 2015A:
2,725	5.000%, 8/15/40	8/25 at 100.00	AAA	3,154,079
4,000	4.000%, 8/15/41	8/25 at 100.00	AAA	4,241,520
3,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	A3	3,297,000
8,305	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2015, 5.000%, 5/15/45	5/25 at 100.00	A+	9,429,829
	McCamey County Hospital District, Texas, General Obligation Bonds, Series 2013:
1,780	5.750%, 12/01/33	12/25 at 100.00	B1	1,887,192
1,800	6.125%, 12/01/38	12/25 at 100.00	B1	1,922,076
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2017:
16,285	5.000%, 1/01/36	1/27 at 100.00	A	18,321,114
10,040	5.000%, 1/01/38 – AGM Insured	1/27 at 100.00	AA	11,354,437
850	New Hope Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Methodist Retirement Communities Crestview Project, Series 2016, 5.000%, 11/15/31	11/24 at 102.00	N/R	909,917

98	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,290	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 – AGM Insured	12/21 at 100.00	AA	$4,714,281
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Convertible Capital Appreciation Series 2011C:
1,880	0.000%, 9/01/43 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	AA+ (5)	2,110,018
7,990	0.000%, 9/01/45 (Pre-refunded 9/01/31) (7)	9/31 at 100.00	AA+ (5)	9,787,750
4,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43	1/25 at 100.00	A1	5,034,360
2,125	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2008D, 0.000%, 1/01/28 – AGC Insured	No Opt. Call	AA	1,589,054
	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier, Series 2015B:
10,260	5.000%, 1/01/40	1/23 at 100.00	A1	11,548,040
12,205	5.000%, 1/01/45	1/25 at 100.00	A1	13,667,403
3,380	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2008F, 5.750%, 1/01/38 (Pre-refunded 1/01/18)	1/18 at 100.00	A2 (5)	3,406,263
	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier, Series 2015A:
6,285	5.000%, 1/01/33	1/25 at 100.00	A2	7,198,588
4,000	5.000%, 1/01/34	1/25 at 100.00	A2	4,570,280
4,000	5.000%, 1/01/35	1/25 at 100.00	A2	4,567,480
2,250	Red River Education Finance Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2016, 4.000%, 6/01/36	6/26 at 100.00	BBB+	2,296,665
1,000	Sabine River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company, Series 2001C, 5.200%, 5/01/28 (9)	No Opt. Call	N/R	10
3,170	Southwest Higher Education Authority Inc., Texas, Revenue Bonds, Southern Methodist University, Series 2010, 5.000%, 10/01/41	10/20 at 100.00	AA–	3,460,435
2,410	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	AA–	2,648,132
3,480	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Refunding Series 2013, 5.500%, 9/01/43	9/23 at 100.00	A	3,870,073
	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2010:
430	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	N/R (5)	479,751
5,350	5.500%, 8/15/45 (Pre-refunded 8/15/20)	8/20 at 100.00	AA– (5)	5,976,806
4,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White Healthcare Project, Series 2013A, 5.000%, 8/15/43	8/23 at 100.00	AA–	4,447,560
2,500	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Revenue Bonds, Texas Health Resources System, Series 2016A, 5.000%, 2/15/41	8/26 at 100.00	AA	2,869,000
	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Series 2012:
14,815	5.000%, 12/15/27	12/22 at 100.00	A3	16,812,655
7,925	5.000%, 12/15/28	12/22 at 100.00	A3	8,948,514
6,550	5.000%, 12/15/30	12/22 at 100.00	A3	7,358,925
2,340	5.000%, 12/15/32	12/22 at 100.00	A3	2,612,259
2,500	Texas State, General Obligation Bonds, Transportation Commission Highway Improvement Series 2012A, 5.000%, 4/01/31	4/22 at 100.00	AAA	2,860,800
17,760	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2012A, 5.000%, 8/15/41	8/22 at 100.00	A–	19,724,966
7,345	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, First Tier Refunding Series 2015B, 5.000%, 8/15/37	8/24 at 100.00	A–	8,298,308
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Second Tier Refunding Series 2015C:
3,650	5.000%, 8/15/33	8/24 at 100.00	BBB+	4,130,960
1,600	5.000%, 8/15/37	8/24 at 100.00	BBB+	1,790,912
48,905	5.000%, 8/15/42	8/24 at 100.00	BBB+	54,360,353

NUVEEN	99

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$4,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/25 – AMBAC Insured	No Opt. Call	A–	$3,316,800
	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, School Building Series 2010:
4,000	0.000%, 8/15/32	8/20 at 53.57	AAA	2,035,000
5,675	0.000%, 8/15/36	No Opt. Call	AAA	2,274,313
447,200	Total Texas			461,904,345
	Utah – 0.9% (0.6% of Total Investments)
5,760	Central Weber Sewer Improvement District, Utah, Sewer Revenue Bonds, Refunding Series 2010A, 5.000%, 3/01/33 (Pre-refunded 3/02/20) – AGC Insured	3/20 at 100.00	AA (5)	6,265,613
12,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+	13,008,244
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017B:
3,560	5.000%, 7/01/42	7/27 at 100.00	A+	4,153,345
1,975	5.000%, 7/01/47	7/27 at 100.00	A+	2,311,402
4,255	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.250%, 6/15/38 (Pre-refunded 6/15/18)	6/18 at 100.00	AAA	4,365,545
4,250	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2008A, 5.000%, 6/15/36 (Pre-refunded 6/15/18) – AGM Insured	6/18 at 100.00	AAA	4,353,870
32,135	Total Utah			34,458,019
	Vermont – 0.3% (0.2% of Total Investments)
	University of Vermont and State Agricultural College, Revenue Bonds, Refunding Series 2015:
1,000	4.000%, 10/01/40	10/25 at 100.00	Aa3	1,043,420
10,000	5.000%, 10/01/45	10/25 at 100.00	Aa3	11,414,500
11,000	Total Vermont			12,457,920
	Virginia – 2.1% (1.4% of Total Investments)
430	Chesapeake, Virginia, Transportation System Senior Toll Road Revenue Bonds, Capital Appreciation Series 2012B, 0.000%, 7/15/40 (7)	7/28 at 100.00	BBB	364,128
1,800	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Obligated Group, Series 2013, 5.000%, 11/01/30	11/22 at 100.00	A	2,008,764
11,960	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail & Capital Improvement Project, Refunding Second Senior Lien Series 2014A, 5.000%, 10/01/53	4/22 at 100.00	BBB+	12,717,666
18,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Second Senior Lien Series 2010B, 0.000%, 10/01/44 (7)	10/28 at 100.00	BBB+	21,708,360
7,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009B, 0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA	3,492,580
32,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Second Senior Lien Revenue Bonds, Series 2009C, 6.500%, 10/01/41 – AGC Insured	10/26 at 100.00	AA	41,457,920
2,000	Prince William County Industrial Development Authority, Virginia, Health Care Facilities Revenue Bonds, Novant Health Obligated Group-Prince William Hospital, Refunding Series 2013B, 4.000%, 11/01/33	11/22 at 100.00	AA–	2,092,420
245	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38	7/20 at 100.00	AA	260,107
5	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 (Pre-refunded 7/01/20)	7/20 at 100.00	AA (5)	5,495
73,440	Total Virginia			84,107,440
	Washington – 3.6% (2.4% of Total Investments)
7,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/41	11/26 at 100.00	AAA	8,162,840

100	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Washington (continued)
$12,235	Chelan County Public Utility District 1, Washington, Columbia River-Rock Island Hydro-Electric System Revenue Refunding Bonds, Series 1997A, 0.000%, 6/01/26 – NPFG Insured	No Opt. Call	AA+	$9,728,171
2,575	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2008A, 5.000%, 12/01/37 (Pre-refunded 6/01/18) – AGC Insured	6/18 at 100.00	AA (5)	2,633,993
4,200	King County Public Hospital District 1, Washington, Limited Tax General Obligation Bonds, Refunding Series 2016, 5.000%, 12/01/36	12/26 at 100.00	A	4,773,846
15,000	King County, Washington, Sewer Revenue Bonds, Refunding Series 2012, 5.000%, 1/01/52	1/22 at 100.00	AA+	16,605,150
2,500	King County, Washington, Sewer Revenue Bonds, Series 2009, 5.250%, 1/01/42 (Pre-refunded 1/01/19)	1/19 at 100.00	AA+ (5)	2,619,925
3,000	Port of Seattle, Washington, Revenue Bonds, Intermediate Lien Series 2015A, 5.000%, 4/01/40	10/24 at 100.00	AA–	3,454,920
1,250	Seattle Housing Authority, Washington, Pooled Housing Revenue Bonds, Refunding Series 2014, 5.000%, 12/01/44	12/23 at 100.00	AA	1,369,175
12,515	Spokane Public Facilities District, Washington, Hotel, Motel, and Sales Use Tax Revenue Bonds, Series 2013A, 5.000%, 12/01/38	6/23 at 100.00	A+	14,100,275
8,310	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	9,002,888
4,415	Washington Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.500%, 12/01/39 (Pre-refunded 12/01/20)	12/20 at 100.00	N/R (5)	4,974,557
	Washington Health Care Facilities Authority, Revenue Bonds, Providence Health & Services, Refunding Series 2012A:
4,000	5.000%, 10/01/32	10/22 at 100.00	AA–	4,498,400
10,000	4.250%, 10/01/40	10/22 at 100.00	AA–	10,433,300
3,135	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Refunding Series 2012B, 5.000%, 10/01/30	10/22 at 100.00	Aa2	3,524,430
8,230	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children’s Hospital, Series 2012A, 5.000%, 10/01/42	10/22 at 100.00	Aa2	9,093,738
7,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2009A, 6.000%, 1/01/33 (Pre-refunded 7/01/19)	7/19 at 100.00	A (5)	7,560,210
8,000	Washington State Health Care Facilities Authority, Revenue Bonds, MultiCare Health System, Series 2008A, 5.250%, 8/15/34 (Pre-refunded 8/15/18) – AGM Insured	8/18 at 100.00	AA (5)	8,262,240
1,000	Washington State Health Care Facilities Authority, Revenue Bonds, Northwest Hospital and Medical Center of Seattle, Series 2007, 5.700%, 12/01/32 (Pre-refunded 12/01/17)	12/17 at 100.00	N/R (5)	1,004,200
500	Washington State Housing Finance Commission, Non-profit Housing Revenue Bonds, Presbyterian Retirement Communities Northwest Project, Refunding Series 2016A, 5.000%, 1/01/46	1/25 at 102.00	N/R	525,865
4,065	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008D, 5.000%, 1/01/33 (Pre-refunded 1/01/18)	1/18 at 100.00	AA+ (5)	4,091,626
9,000	Washington State, Motor Vehicle Fuel Tax General Obligation Bonds, Series 2003C, 0.000%, 6/01/28 – FGIC Insured	No Opt. Call	AA+	6,804,900
10,855	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/20 – FGIC Insured	No Opt. Call	AA+	10,545,741
138,785	Total Washington			143,770,390
	West Virginia – 0.6% (0.4% of Total Investments)
	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding & Improvement Series 2013A:
3,000	5.375%, 6/01/38	6/23 at 100.00	A	3,372,570
16,845	5.500%, 6/01/44	6/23 at 100.00	A	18,906,323
3,000	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/21 – AMBAC Insured	No Opt. Call	N/R	3,260,220
22,845	Total West Virginia			25,539,113
	Wisconsin – 3.0% (2.0% of Total Investments)
4,100	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Refunding Series 2013A, 5.000%, 4/01/38	4/23 at 100.00	AA–	4,533,821

NUVEEN	101

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
$10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ascension Health Alliance Senior Credit Group, Series 2016A, 4.000%, 11/15/46	5/26 at 100.00	AA+	$10,276,800
1,240	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A+	1,328,437
6,775	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A+	7,510,901
2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2013A, 5.125%, 4/15/31	4/23 at 100.00	A+	2,775,300
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
1,000	5.000%, 9/01/30	9/27 at 100.00	BBB+	1,138,980
1,110	5.000%, 9/01/31	9/27 at 100.00	BBB+	1,257,308
1,100	5.000%, 9/01/32	9/27 at 100.00	BBB+	1,239,117
1,725	5.000%, 9/01/33	9/27 at 100.00	BBB+	1,930,965
1,775	5.000%, 9/01/34	9/27 at 100.00	BBB+	1,977,563
1,910	5.000%, 9/01/35	9/27 at 100.00	BBB+	2,121,284
2,065	5.000%, 9/01/36	9/27 at 100.00	BBB+	2,286,244
1,015	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Health Inc. Obligated Group, Series 2012A, 5.000%, 4/01/42	10/22 at 100.00	AA–	1,099,103
1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	1,090,190
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2012B:
1,000	5.000%, 2/15/27	2/22 at 100.00	A–	1,110,430
1,000	5.000%, 2/15/28	2/22 at 100.00	A–	1,105,650
4,735	5.000%, 2/15/40	2/22 at 100.00	A–	5,103,146
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016A:
6,375	5.000%, 2/15/42	2/26 at 100.00	A–	7,057,316
6,500	5.000%, 2/15/46	2/26 at 100.00	A–	7,171,125
2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016B, 5.000%, 2/15/35	2/26 at 100.00	A–	2,243,100
8,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2017C, 5.000%, 2/15/47	2/27 at 100.00	A–	9,424,715
5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconsin, Inc., Series 2016, 5.000%, 12/01/41	11/26 at 100.00	AA–	5,694,600
7,625	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2012, 5.000%, 6/01/39	6/22 at 100.00	A3	8,176,592
1,420	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1	1,530,348
2,650	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Refunding 2012C, 5.000%, 8/15/32 (Pre-refunded 8/15/22)	8/22 at 100.00	N/R (5)	3,090,085
10,230	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, ThedaCare Inc., Series 2015, 5.000%, 12/15/44	12/24 at 100.00	AA–	11,170,546
	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A:
955	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	N/R (5)	1,020,618
9,115	5.750%, 5/01/33 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (5)	9,741,292
5,000	6.250%, 5/01/37 (Pre-refunded 5/01/19)	5/19 at 100.00	Aa2 (5)	5,380,550
109,420	Total Wisconsin			119,586,126
	Wyoming – 0.5% (0.3% of Total Investments)
4,080	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A	4,326,962

102	NUVEEN

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wyoming (continued)
$9,625	Sweetwater County, Wyoming, Hospital Revenue Bonds, Memorial Hospital Project, Refunding Series 2013A, 5.000%, 9/01/37	9/23 at 100.00	BBB–	$10,013,946
	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
2,000	5.500%, 12/01/27	12/21 at 100.00	BBB+	2,191,440
1,000	6.000%, 12/01/36	12/21 at 100.00	BBB+	1,108,710
16,705	Total Wyoming			17,641,058
$6,151,364	Total Municipal Bonds (cost $5,428,529,563)			5,945,022,613

Principal
Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.0% (0.0% of Total Investments)
	Transportation – 0.0% (0.0% of Total Investments)
$1,100	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/19	N/R	$691,991
299	Las Vegas Monorail Company, Senior Interest Bonds (11), (12)	5.500%	7/15/55	N/R	152,694
$1,399	Total Corporate Bonds (cost $101,585)				844,685
	Total Long-Term Investments (cost $5,428,631,148)				5,945,867,298

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	SHORT-TERM INVESTMENTS – 2.3% (1.5% of Total Investments)
	MUNICIPAL BONDS – 2.3% (1.5% of Total Investments)
	California – 0.7% (0.5% of Total Investments)
$5,500	Los Rios Community College District, Sacramento, El Dorado and Yolo Counties, California, General Obligation Bonds, Tender Option Bond Floaters 11953X, Variable Rate Demand Obligations, 1.020%, 8/01/35 (13)	8/20 at 100.00	A-1	$5,500,000
22,495	Riverside County Transportation Commission, California, Sales Tax Revenue Bonds, Variable Rate Demand Obligations, Limited Tax Series 2009C, 0.870%, 6/01/29 (13)	10/24 at 100.00	A-1	22,495,000
27,995	Total California			27,995,000
	Illinois – 0.1% (0.1% of Total Investments)
4,200	Peoria County, Illinois, General Obligation Bonds, Alternate Revenue Source, Tender Option Bond Floater 16-XM0274, Variable Rate Demand Obligations, 1.070%, 12/15/41 (13)	12/20 at 100.00	A-1	4,200,000
	Missouri – 0.3% (0.2% of Total Investments)
1,750	Missouri Development Finance Board, Cultural Facilities Revenue Bonds, Nelson Gallery Foundation, Variable Rate Demand Obligations, Series 2004A, 0.900%, 12/01/33 (13)	1/18 at 100.00	A-1+	1,750,000
2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Variable Rate Demand Obligations, Series 2000B, 0.860%, 3/01/40 (13)	1/18 at 100.00	A-1	2,000,000
8,145	Missouri Health and Facilities Authority, Medical Research Facilities Revenue Bonds, Stowers Institute for Medical Research, Tender Option Bond Floater 7001, Variable Rate Demand Obligations, 1.500%, 3/01/45 (13)	1/18 at 100.00	F-2	8,145,000
11,895	Total Missouri			11,895,000
	North Carolina – 0.6% (0.4% of Total Investments)
9,200	University of North Carolina Chapel Hill, Revenue Bonds, University of North Carolina Hospitals at Chapel Hill, Variable Rate Demand Obligations, Series 2001A, 0.880%, 2/15/31 (13)	2/18 at 100.00	A-1	9,200,000
15,000	University of North Carolina Chapel Hill, Revenue Bonds, University of North Carolina Hospitals at Chapel Hill, Variable Rate Demand Obligations, Series 2001B, 0.880%, 2/15/31 (13)	2/18 at 100.00	A-1	15,000,000
24,200	Total North Carolina			24,200,000

NUVEEN	103

NEA	Nuveen AMT-Free Quality Municipal Income Fund
	Portfolio of Investments (continued)	October 31, 2017

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas – 0.2% (0.1% of Total Investments)
$8,805	Gulf Coast Industrial Development Authority, Texas, Revenue Bonds, ExxonMobil Project, Variable Rate Demand Obligations, Series 2012, 0.850%, 11/01/41 (13)	1/18 at 100.00	A-1+	$8,805,000
	Utah – 0.4% (0.2% of Total Investments)
15,440	Murray City, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Variable Rate Demand Obligations, Series 2003C, 0.900%, 5/15/36 (13)	12/17 at 100.00	A-1+	15,440,000
$92,535	Total Short-Term Investments (cost $92,535,000)			92,535,000
	Total Investments (cost $5,521,166,148) – 152.4%			6,038,402,298
	Floating Rate Obligations – (2.2)%			(88,850,000)
	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (19.5)% (14)			(772,972,128)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (32.4)% (15)			(1,282,379,399)
	Other Assets Less Liabilities – 1.7% (16)			65,660,368
	Net Assets Applicable to Common Shares – 100%			$3,959,861,139

Investments in Derivatives as of October 31, 2017

Interest Rate Swaps – OTC Uncleared

		Fund				Fixed Rate		Optional			Unrealized
	Notional	Pay/Receive	Floating Rate	Fixed Rate		Payment	Effective	Termination	Maturity		Appreciation
Counterparty	Amount	Floating Rate	Index	(Annualized	)	Frequency	Date (17)	Date	Date	Value	(Depreciation	)
JPMorgan Chase	$82,000,000	Receive	Weekly SIFMA	2.138%		Quarterly	4/27/18	5/27/18	4/27/30	$(1,158,822)	$(1,158,822)
Bank, N.A.

104	NUVEEN

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	The ratings disclosed are the lowest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives and/or inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the ratings of such securities.
(6)	The coupon for this security increased 0.25% effective January 1, 2016 and increased an additional 0.25% effective May 11, 2016.
(7)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(8)	On May 7, 2015, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.250% to 2.100%.
(9)	As of, or subsequent to, the end of the reporting period, this security is non-income producing. Non-income producing, in the case of a fixed-income security, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has ceased accruing additional income on the Fund’s records.
(10)	On July 1, 2017, the Fund’s Adviser determined it was unlikely that this borrower would fulfill its entire obligation on this security, and therefore reduced the security’s interest rate of accrual from 5.000% to 2.000%.
(11)	During January 2010, Las Vegas Monorail Company (“Las Vegas Monorail”) filed for federal bankruptcy protection. During March 2012, Las Vegas Monorail emerged from federal bankruptcy with the acceptance of a reorganization plan assigned by the Federal Bankruptcy Court. Under the reorganization plan, the Fund surrendered its Las Vegas Monorail Project Revenue Bonds, First Tier, Series 2000 and in turn received two senior interest corporate bonds: the first with an annual coupon rate of 5.500% maturing on July 15, 2019 and the second with an annual coupon rate of 3.000% (5.500% after December 31, 2015) maturing on July 15, 2055. The Fund was not accruing income for either senior interest corporate bond. On January 18, 2017, the Fund’s Adviser determined it was likely that this senior interest corporate bond would fulfill its obligation on the security maturing on July 15, 2019, and therefore began accruing income on the Fund’s records.
(12)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(13)	Investment has a maturity of greater than one year, but has variable rate and/or demand features which qualify it as a short-term investment. The rate disclosed, as well as the reference rate and spread, where applicable, is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
(14)	Variable Rate MuniFund Term Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.8%.
(15)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 21.2%.
(16)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter (“OTC”) derivatives as presented on the Statement of Assets and Liabilities, when applicable. The unrealized appreciation (depreciation) of OTC cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.
(17)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.
ETM	Escrowed to maturity.
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
PIK	Payment-in-kind (“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities for more information.
WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.
SIFMA	Securities Industry and Financial Market Association.

See accompanying notes to financial statements.

NUVEEN	105

Statement of
	Assets and Liabilities	October 31, 2017

	NAD	NEA
Assets
Long-term investments, at value (cost $4,333,527,302 and $5,430,021,265, respectively)	$4,702,070,443	$5,945,867,298
Short-term investments, at value (cost approximates value)	61,680,000	92,535,000
Cash	418,190	516,259
Receivable for:
Dividends and interest	62,567,964	76,081,336
Investments sold	10,752,251	18,415,000
Other assets	1,230,387	1,935,390
Total assets	4,838,719,235	6,135,350,283
Liabilities
Floating rate obligations	120,280,000	88,850,000
Unrealized depreciation on interest rate swaps	—	1,158,822
Payable for:
Dividends	11,488,279	14,444,581
Interest	1,517,231	1,213,292
Investments purchased	9,933,439	9,392,076
Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs (liquidation preference $952,500,000 and $773,000,000, respectively)	952,465,755	772,972,128
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $632,000,000 and $1,290,300,000, respectively)	629,242,958	1,282,379,399
Accrued expenses:
Management fees	2,295,137	2,903,642
Trustees fees	773,614	1,014,170
Other	688,902	1,161,034
Total liabilities	1,728,685,315	2,175,489,144
Net assets applicable to common shares	$3,110,033,920	$3,959,861,139
Common shares outstanding	201,882,267	262,776,347
Net asset value (“NAV”) per common share outstanding	$15.41	$15.07
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$2,018,823	$2,627,763
Paid-in surplus	2,778,873,425	3,513,835,046
Undistributed (Over-distribution of) net investment income	(5,263,305)	(3,720,891)
Accumulated net realized gain (loss)	(34,138,164)	(67,567,990)
Net unrealized appreciation (depreciation)	368,543,141	514,687,211
Net assets applicable to common shares	$3,110,033,920	$3,959,861,139
Authorized shares:
Common	Unlimited	Unlimited
Preferred	Unlimited	Unlimited

See accompanying notes to financial statements.

106	NUVEEN

Statement of
	Operations	Year Ended October 31, 2017

	NAD	NEA
Investment Income	$207,837,126	$262,461,923
Expenses
Management fees	27,028,296	34,037,129
Interest expense and amortization of offering costs	24,539,333	27,253,811
Liquidity fees	5,546,164	10,444,578
Remarketing fees	640,776	1,215,443
Custodian fees	467,892	563,937
Trustees fees	158,114	201,315
Professional fees	219,846	250,438
Shareholder reporting expenses	236,862	299,860
Shareholder servicing agent fees	177,263	198,384
Stock exchange listing fees	43,874	66,645
Investor relations expenses	324,100	418,442
Other	315,051	660,784
Total expenses	59,697,571	75,610,766
Net investment income (loss)	148,139,555	186,851,157
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	7,281,041	384,047
Swaps	(97,584)	5,855,000
Change in net unrealized appreciation (depreciation) of:
Investments	(68,471,494)	(76,608,038)
Swaps	1,380,160	1,165,992
Net realized and unrealized gain (loss)	(59,907,877)	(69,202,999)
Net increase (decrease) in net assets applicable to common shares from operations	$88,231,678	$117,648,158

See accompanying notes to financial statements.

NUVEEN	107

Statement of
Changes in Net Assets

	NAD		NEA
	Year Ended	Year Ended	Year Ended	Year Ended
	10/31/17	10/31/16	10/31/17	10/31/16
Operations
Net investment income (loss)	$148,139,555	$45,307,287	$186,851,157	$73,608,490
Net realized gain (loss) from:
Investments	7,281,041	(11,413,917)	384,047	1,687,966
Swaps	(97,584)	—	5,855,000	(10,768,831)
Change in net unrealized appreciation (depreciation) of:
Investments	(68,471,494)	(47,355,106)	(76,608,038)	(33,319,919)
Swaps	1,380,160	(1,380,160)	1,165,992	4,531,818
Net increase (decrease) in net assets applicable to common shares from operations	88,231,678	(14,841,896)	117,648,158	35,739,524
Distributions to Common Shareholders
From net investment income	(157,366,179)	(53,330,854)	(194,980,050)	(80,907,076)
Decrease in net assets applicable to common shares from distributions to common shareholders	(157,366,179)	(53,330,854)	(194,980,050)	(80,907,076)
Capital Share Transactions
Common shares issued in the reorganizations	—	2,640,733,876	—	2,913,513,674
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	2,640,733,876	—	2,913,513,674
Net increase (decrease) in net assets applicable to common shares	(69,134,501)	2,572,561,126	(77,331,892)	2,868,346,122
Net assets applicable to common shares at the beginning of period	3,179,168,421	606,607,295	4,037,193,031	1,168,846,909
Net assets applicable to common shares at the end of period	$3,110,033,920	$3,179,168,421	$3,959,861,139	$4,037,193,031
Undistributed (Over-distribution of) net investment income at the end of period	$(5,263,305)	$3,632,418	$(3,720,891)	$3,605,445

See accompanying notes to financial statements.

108	NUVEEN

Statement of
	Cash Flows	Year Ended October 31, 2017

	NAD	NEA
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$88,231,678	$117,648,158
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(841,224,429)	(899,805,535)
Proceeds from sales and maturities of investments	882,795,612	1,013,901,243
Proceeds from (Purchases of) short-term investments, net	70,400,000	(13,325,000)
Proceeds from (Payments for) swap contracts, net	(97,584)	5,855,000
Payment-in-kind distributions	(10,313)	(23,759)
Taxes paid	(1,276)	(3,459)
Amortization (Accretion) of premiums and discounts, net	(7,794,068)	(19,249,926)
Amortization of deferred offering costs	327,986	454,546
(Increase) Decrease in:
Cash collateral at brokers for investments in swaps	1,356,720	—
Receivable for dividends and interest	(362,692)	(1,391,859)
Receivable for investments sold	23,121,366	67,180,345
Other assets	(117,442)	(192,327)
Increase (Decrease) in:
Payable for interest	190,521	88,427
Payable for investments purchased	(56,099,362)	(73,064,959)
Payable for offering costs	(184,670)	(255,000)
Payable for variation margin on swap contracts	(33,674)	—
Accrued management fees	(85,494)	(54,500)
Accrued Trustees fees	97,390	124,814
Accrued other expenses	(619,517)	192,911
Net realized (gain) loss from:
Investments	(7,281,041)	(384,047)
Swaps	97,584	(5,855,000)
Change in net unrealized appreciation (depreciation) of:
Investments	68,471,494	76,608,038
Swaps(1)	—	(1,165,992)
Net cash provided by (used in) operating activities	221,178,789	267,282,119
Cash Flows from Financing Activities:
Increase (Decrease) in:
Cash overdraft	—	(6,987,599)
Floating rate obligations	(66,889,000)	(61,374,000)
Cash distributions paid to common shareholders	(160,312,482)	(198,404,261)
Net cash provided by (used in) financing activities	(227,201,482)	(266,765,860)
Net Increase (Decrease) in Cash	(6,022,693)	516,259
Cash at the beginning of period	6,440,883	—
Cash at the end of period	$418,190	$516,259

Supplemental Disclosure of Cash Flow Information	NAD	NEA
Cash paid for interest (excluding amortization of offering costs)	$24,070,141	$26,425,927

(1)	Excluding over-the-counter cleared swaps.

See accompanying notes to financial statements.

NUVEEN	109

Financial
Highlights

Selected data for a common share outstanding throughout each period:

						Less Distributions
		Investment Operations				to Common Shareholders			Common Share
							From
	Beginning	Net		Net		From	Accumu-
	Common	Investment		Realized/		Net	lated Net			Ending
	Share	Income		Unrealized		Investment	Realized		Ending	Share
	NAV	(Loss	)	Gain (Loss )	Total	Income	Gains	Total	NAV	Price
NAD
Year Ended 10/31:
2017	$15.75	$0.73		$(0.29)	$0.44	$(0.78)	$—	$(0.78)	$15.41	$13.86
2016	15.44	0.71		0.45	1.16	(0.85)	—	(0.85)	15.75	14.19
2015	15.64	0.84		(0.17)	0.67	(0.87)	—	(0.87)	15.44	14.05
2014	14.42	0.87		1.25	2.12	(0.90)	—	(0.90)	15.64	14.16
2013	16.05	0.81		(1.56)	(0.75)	(0.88)	—	(0.88)	14.42	12.92

NEA
Year Ended 10/31:
2017	15.36	0.71		(0.26)	0.45	(0.74)	—	(0.74)	15.07	13.57
2016	14.82	0.72		0.58	1.30	(0.76)	—	(0.76)	15.36	13.75
2015	15.13	0.77		(0.28)	0.49	(0.80)	—	(0.80)	14.82	13.26
2014	13.73	0.79		1.43	2.22	(0.82)	—	(0.82)	15.13	13.75
2013	15.49	0.72		(1.66)	(0.94)	(0.82)	—	(0.82)	13.73	12.37

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

110	NUVEEN

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based
Based	on	Ending			Net		Portfolio
on	Share	Net			Investment		Turnover
NAV (a)	Price (a)	Assets (000)	Expenses	(c)	Income (Loss	)	Rate	(d)

3.01%	3.26%	$3,110,034	1.95%		4.84%		18%
7.54	6.88	3,179,168	1.90		4.64		11
4.43	5.57	606,607	1.41		5.41		15
15.19	17.10	614,452	1.73		5.82		9
(4.87)	(12.81)	566,487	1.99		5.21		11

3.16	4.21	3,959,861	1.94		4.80		15
8.84	9.33	4,037,193	1.77		4.59		12
3.38	2.30	1,168,847	1.46		5.16		18
16.58	18.31	1,193,109	1.60		5.48		13
(6.25)	(16.89)	1,083,339	1.97		5.14		26

(b)	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund.
(c)	The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 4 – Fund Shares, Preferred Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 3 – Portfolio Securities and Investments in Derivatives, Inverse Floating Rate Securities), where applicable, as follows:

NAD
Year Ended 10/31:
2017	1.00%
2016	0.90
2015	0.47
2014	0.75
2013	1.03

NEA
Year Ended 10/31:
2017	1.00%
2016	0.78
2015	0.50
2014	0.61
2013	0.87

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

NUVEEN	111

Financial Highlights (continued)

							MTP,
							VMTP and/or
							VRDP Shares
	MTP Shares		VRDP Shares		VMTP Shares		at the End
	at the End of Period(a)		at the End of Period		at the End of Period		of Period
							Asset
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Coverage
	Amount	Coverage	Amount	Coverage	Amount	Coverage	Per $1
	Outstanding	Per $10	Outstanding	Per $100,000	Outstanding	Per $100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	Preference
NAD
Year Ended 10/31:
2017	$—	$—	$952,500	$296,279	$632,000	$296,279	$2.96
2016	—	—	952,500	300,642	632,000	300,642	3.01
2015	—	—	265,000	328,908	—	—	—
2014	—	—	265,000	331,869	—	—	—
2013	144,300	31.40	120,400	314,011	—	—	3.14

NEA
Year Ended 10/31:
2017	—	—	773,000	291,919	1,290,300	291,919	2.92
2016	—	—	773,000	295,667	1,290,300	295,667	2.96
2015	—	—	151,000	333,349	349,900	333,349	3.33
2014	—	—	151,000	338,193	349,900	338,193	3.38
2013	83,000	31.65	67,600	316,451	349,900	316,451	3.16

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares outstanding were as follows:

	2014		2013
NAD
Series 2015 (NAD PRC)
Ending Market Value per Share	$—		$10.06
Average Market Value per Share	10.04	^	10.08

NEA
Series 2015 (NEA PRCCL)
Ending Market Value per Share	$—		$10.07
Average Market Value per Share	10.05	^	10.10

^	For the period November 1, 2013 through December 20, 2013.

See accompanying notes to financial statements.

112	NUVEEN

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

•	Nuveen Quality Municipal Income Fund (NAD)
•	Nuveen AMT-Free Quality Municipal Income Fund (NEA)

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end management investment companies. NAD and NEA were organized as Massachusetts business trusts on January 15, 1999 and July 29, 2002, respectively.

The end of the reporting period for the Funds is October 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended October 31, 2017 (the “current fiscal period”).

Investment Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies
Each Fund seeks to provide current income exempt from regular federal income tax, and in the case of NEA the alternative minimum tax (“AMT”) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

Significant Accounting Policies
Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds’ outstanding when-issued/delayed delivery purchase commitments were as follows:

	NAD	NEA
Outstanding when-issued/delayed delivery purchase commitments	$9,933,439	$9,392,076

Investment Income
Dividend income is recorded on the ex-dividend date. Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

NUVEEN	113

Notes to Financial Statements (continued)

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Common Shareholders
Dividends from net investment income, if any, are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation
The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (“the Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

114	NUVEEN

Prices of fixed income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Investments in investment companies are valued at their respective net asset value (“NAV”) on valuation date and are generally classified as Level 1.

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

NAD	Level 1	Level 2	Level 3		Total
Long-Term Investments:
Municipal Bonds*	$—	$4,700,945,577	$—		$4,700,945,577
Corporate Bonds**	—	—	575,377	***	575,377
Investment Companies	549,489	—	—		549,489
Short-Term Investments:
Municipal Bonds*	—	61,680,000	—		61,680,000
Total	$549,489	$4,762,625,577	$575,377		$4,763,750,443

NEA
Long-Term Investments:
Municipal Bonds*	$—	$5,945,022,613	$—		$5,945,022,613
Corporate Bonds**	—	—	844,685	***	844,685
Short-Term Investments:
Municipal Bonds*	—	92,535,000	—		92,535,000
Investments in Derivatives:
Interest Rate Swaps****	—	(1,158,822)	—		(1,158,822)
Total	$—	$6,036,398,791	$844,685		$6,037,243,476

*	Refer to the Fund’s Portfolio of Investments for state classifications.
**	Refer to the Fund’s Portfolio of Investments for industry classifications.
***	Refer to the Fund’s Portfolio of Investments for securities classified as Level 3.
****	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value

NUVEEN	115

Notes to Financial Statements (continued)

determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”) in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse

116	NUVEEN

floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAD	NEA
Floating rate obligations: self-deposited Inverse Floaters	$120,280,000	$88,850,000
Floating rate obligations: externally-deposited Inverse Floaters	87,835,000	158,520,000
Total	$208,115,000	$247,370,000

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAD	NEA
Average floating rate obligations outstanding	$152,659,000	$116,378,507
Average annual interest rate and fees	1.33%	1.34%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

NUVEEN	117

Notes to Financial Statements (continued)

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NAD	NEA
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$70,995,000	$55,305,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	40,865,000	81,270,000
Total	$111,860,000	$136,575,000

Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives
In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Interest Rate Swap Contracts
Interest rate swap contracts involve a Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve a Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).

The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the swap contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive.

Interest rate swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), a Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. For an over-the-counter (“OTC”) swap that is not cleared through a clearing house (“OTC Uncleared”), the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on interest rate swaps.”

Upon the execution of an OTC swap cleared through a clearing house (“OTC Cleared”), the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash deposited by the Fund to cover initial margin requirements on open swap contracts, if any, is recognized as a component of “Cash collateral at brokers for investments in swaps” on the Statement of Assets and Liabilities. Investments in OTC Cleared swaps obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap contract. If the Fund has unrealized appreciation, the clearing broker will credit the Fund’s account with an amount equal to the appreciation. Conversely, if the Fund has unrealized depreciation, the clearing broker will debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation or depreciation on interest rate swaps” as described in the preceding paragraph.

118	NUVEEN

The net amount of periodic payments settled in cash are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract. For tax purposes, payments expected to be received or paid on the swap contracts are treated as ordinary income or expense, respectively. Changes in the value of the swap contracts during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” on the Statement of Operations. In certain instances, payments are made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap agreements and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Payments received or made at the beginning of the measurement period, if any, are recognized as “Interest rate swaps premiums paid and/or received” on the Statement of Assets and Liabilities.

During the current fiscal period, each Fund invested in forward interest rate swap contracts to help reduce price volatility risk to movements in U.S. interest rates relative to the Funds’ benchmark.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	NAD	NEA
Average notional amount of interest rate swap contracts outstanding*	$3,120,000	$124,760,000

*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying	Derivative
Risk Exposure	Instrument	Location	Value	Location	Value

NEA
Interest rate	Swaps (OTC Uncleared)	—	$—	Unrealized depreciation on	$(1,158,822)
interest rate swaps

The following table presents the Funds’ swap contracts subject to netting agreements, and the collateral delivered related to those swap contracts, as of end of the reporting period.

		Gross		Gross		Net Unrealized
		Unrealized		Unrealized		Appreciation	Collateral
		Appreciation on		(Depreciation) on		(Depreciation) on	Pledged
		Interest		Interest		Interest	to (from	)	Net
Fund	Counterparty	Rate Swaps	**	Rate Swaps	**	Rate Swaps	Counterparty		Exposure
NEA	JPMorgan Chase Bank, N.A.	$—		$(1,158,822)		$(1,158,822)	$1,158,822		$—

**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

			Net Realized	Change in Net Unrealized
	Underlying	Derivative	Gain (Loss) from	Appreciation (Depreciation) of
Fund	Risk Exposure	Instrument	Swaps	Swaps
NAD	Interest Rate	Swaps	$(97,584)	$1,380,160
NEA	Interest Rate	Swaps	5,855,000	1,165,992

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of

NUVEEN	119

Notes to Financial Statements (continued)

any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Share Transactions
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	NAD		NEA
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/17	10/31/16	10/31/17	10/31/16
Common shares issued in the reorganizations	—	162,585,915	—	183,893,286

Preferred Shares

Variable Rate MuniFund Term Preferred Shares
The Funds have issued and have outstanding Variable Rate MuniFund Term Preferred (“VMTP”) Shares, with a $100,000 liquidation preference per share. VMTP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, VMTP Shares outstanding, at liquidation preference, for each Fund were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference
NAD	2019-1	2,085	$208,500,000
	2019	3,370	337,000,000
	2018	4,070	407,000,000
NEA	2019	2,380	238,000,000
	2018	5,350	535,000,000

Each Fund is obligated to redeem its VMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. VMTP Shares are subject to optional and mandatory redemption in certain circumstances. The VMTP Shares may be redeemed at the option of each Fund, subject to payment of premium for approximately one year following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends. Each Fund may be obligated to redeem a certain amount of the VMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for each Fund’s series of VMTP Shares are as follows:

		Term	Premium
Fund	Series	Redemption Date	Expiration Date
NAD	2019-1	November 1, 2019	September 30, 2017
	2019	August 1, 2019	June 30, 2017
	2018	December 1, 2018	August 31, 2016
NEA	2019	June 1, 2019	May 31, 2017
	2018	December 1, 2018	August 31, 2016

The average liquidation preference of VMTP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of VMTP Shares outstanding	$952,500,000	$773,000,000
Annualized dividend rate	1.71%	1.69%

VMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. VMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount

120	NUVEEN

established at the time of issuance. The fair value of VMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the VMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that fair value of VMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of VMTP Shares is a liability and is recognized as a component of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

Dividends on the VMTP Shares (which are treated as interest payments for financial reporting purposes) are set weekly. Unpaid dividends on VMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on VMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with each Fund’s offering of VMTP Shares were recorded as a deferred charges, which are amortized over the life of the shares and are recognized as components of “Variable Rate MuniFund Term Preferred (“VMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

Variable Rate Demand Preferred Shares
The Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, details of the Funds’ VRDP Shares outstanding were as follows:

		Shares	Liquidation
Fund	Series	Outstanding	Preference	Maturity
NAD	1	2,368	$236,800,000	September 11, 2026
	2	2,675	$267,500,000	September 11, 2026
	3	1,277	$127,700,000	September 11, 2026
NEA	1	2,190	$219,000,000	June 1, 2040
	2	1,309	$130,900,000	December 1, 2040
	3	3,509	$350,900,000	March 1, 2040
	4	4,895	$489,500,000	September 11, 2026
	5	1,000	$100,000,000	October 1, 2046

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee of 0.10% on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

During the period November 1, 2016 through October 18, 2017, NEA’s Series 5 VRDP Shares were considered to be Special Rate Period VRDP, which were sold to institutional investors. During the special rate period, the VRDP Shares were not remarketed by a remarketing agent, were not subject to optional or mandatory tender events, and were not supported by a liquidity provider. During the special rate period, VRDP dividends were set monthly as a floating rate based on the predetermined formula. Following the initial special rate period, Special Rate Period VRDP Shares transitioned to traditional VRDP Shares with dividends set at weekly remarketings, and were supported by a designated liquidity provider.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAD	NEA
Average liquidation preference of VRDP Shares outstanding	$632,000,000	$1,290,300,000
Annualized dividend rate	0.94%	0.92%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a

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Notes to Financial Statements (continued)

component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions
Transactions in preferred shares for the Funds during the Funds’ current and prior fiscal period, where applicable, are noted in the following tables.

Transactions in VMTP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2016
NAD	Series	Shares	Amount
VMTP Shares issued in connection with the reorganization	2017	435	$43,500,000
	2018	4,070	407,000,000
VMTP Shares issued	2019-1	2,085	208,500,000
	2019	3,370	337,000,000
VMTP Shares exchanged	2016	(2,650)	(265,000,000)
	2017	(435)	(43,500,000)
Net increase (decrease)		6,875	$687,500,000

	Year Ended
	October 31, 2016
NEA	Series	Shares	Amount
VMTP Shares issued in connection with the reorganization	2018	5,350	$535,000,000
VMTP Shares issued	2019	2,380	238,000,000
VMTP Shares exchanged	2016	(1,510)	(151,000,000)
Net increase (decrease)		6,220	$622,000,000

Transactions in VRDP Shares for the Funds, where applicable, were as follows:

	Year Ended
	October 31, 2016
NAD	Series	Shares	Amount
VRDP Shares issued in connection with the reorganization	1	2,368	$236,800,000
	2	2,675	267,500,000
	3	1,277	127,700,000
Net increase (decrease)		6,320	$632,000,000

	Year Ended
	October 31, 2016
NEA	Series	Shares	Amount
VRDP Shares issued in connection with the reorganization	3	3,509	$350,900,000
	4	4,895	489,500,000
VRDP Shares issued	5	1,000	100,000,000
Net increase (decrease)		9,404	$940,400,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions) during the current fiscal period were as follows:

	NAD	NEA
Purchases	$841,224,429	$899,805,535
Sales and maturities	882,795,612	1,013,901,243

6. Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated

122	NUVEEN

investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, and in the case of NEA the AMT applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The tables below present the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of October 31, 2017.

For purposes of this disclosure, derivative tax cost is generally the sum of any upfront fees or premiums exchanged and any amounts unrealized for income statement reporting but realized in income and/or capital gains for tax reporting. If a particular derivative category does not disclose any tax unrealized appreciation or depreciation, the change in value of those derivatives have generally been fully realized for tax purposes.

	NAD	NEA
Tax cost of investments	$4,268,202,961	$5,424,326,422
Gross unrealized:
Appreciation	$396,447,498	$535,182,477
Depreciation	(21,179,297)	(9,957,393)
Net unrealized appreciation (depreciation) of investments	$375,268,201	$525,225,084

	NAD	NEA
Tax cost of swaps	$—	$—
Net unrealized appreciation (depreciation) of swaps	—	(1,158,822)

Permanent differences, primarily due to federal taxes paid, nondeductible offering costs, nondeductible reorganization expenses and taxable market discount resulted in reclassifications among the Funds’ components of common share net assets as of October 31, 2017, the Funds’ tax year end, as follows:

	NAD	NEA
Paid-in-surplus	$(441,337)	$(967,176)
Undistributed (Over-distribution of) net investment income	330,901	802,557
Accumulated net realized gain (loss)	110,436	164,619

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains as of October 31, 2017, the Funds’ tax year end, were as follows:

	NAD	NEA
Undistributed net tax-exempt income[1]	$470,897	$1,946,150
Undistributed net ordinary income[2]	1,083,823	1,328,672
Undistributed net long-term capital gains	—	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 2, 2017, and paid on November 1, 2017.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

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Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ tax years ended October 31, 2017 and October 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017	NAD	NEA
Distribution from net tax-exempt income[3]	$181,705,862	$222,447,569
Distribution from net ordinary income[2]	—	—
Distribution from net long-term capital gains	—	—

2016	NAD	NEA
Distributions from net tax-exempt income	$46,309,674	$72,826,597
Distributions from net ordinary income[2]	32,795	359,191
Distributions from net long-term capital gains	—	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2017, as Exempt Interest Dividends.

As of October 31, 2017, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	NAD[4]	NEA[4]
Expiration: October 31, 2018	$76,136	$3,341,464
Not subject to expiration	33,974,946	64,146,970
Total	$34,051,082	$67,488,434

[4]	A portion of NAD’s and NEA’s capital loss carryforwards are subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended, October 31, 2017, NEA utilized $690,825 of its capital loss carryforward.

7. Management Fees and Other Transactions with Affiliates

Management Fees
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Averaged Daily Managed Assets*	Fund-Level Fee
For the first $125 million	0.4500%
For the next $125 million	0.4375
For the next $250 million	0.4250
For the next $500 million	0.4125
For the next $1 billion	0.4000
For the next $3 billion	0.3750
For managed assets over $5 billion	0.3625

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The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2017, the complex-level fee for each Fund was 0.1595%.

Other Transactions with Affiliates
Each Fund is permitted to purchase or sell securities from or to certain other funds managed by the Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each inter-fund trade is effected at the current market price as provided by an independent pricing service. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Funds engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades	NAD	NEA
Purchases	$25,946,246	$25,755,673
Sales	25,755,673	32,353,961

8. Borrowing Arrangements

Uncommitted Line of Credit
During the current fiscal period, the Funds participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. On December 31, 2016 (the only date utilized during the current fiscal period), the Funds borrowed the following amounts from the Unsecured Credit Line, each at an annualized interest rate of 2.02% on their outstanding balance.

	NAD	NEA
Outstanding balance at December 31, 2016	$14,673,732	$12,157,651

The Unsecured Credit Line was not renewed after its scheduled termination date on July 27, 2017.

Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, approximately $3 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the

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Notes to Financial Statements (continued)

corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, along with a number of Nuveen closed-end funds, including all of the Funds covered by this shareholder report. The credit facility expires in July 2018 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Inter-Fund Borrowing and Lending
The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During May 2017, the Board approved the Nuveen funds participation in the Inter-Fund Program. During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

9. New Accounting Pronouncements

Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
During March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

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Additional Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Chapman and Cutler LLP Chicago, IL 60603	Public Accounting Firm KPMG LLP 200 East Randolph Drive Chicago, IL 60601	Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021

Quarterly Form N-Q Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAD	NEA
Common shares repurchased	—	—

FINRA BrokerCheck
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

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Glossary of Terms Used in this Report (Unaudited)

■	Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

■	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■	Forward Interest Rate Swap: A contractual agreement between two counterparties under which one party agrees to make periodic payments to the other for an agreed period of time based on a fixed rate, while the other party agrees to make periodic payments based on a floating rate of interest based on an underlying index. Alternatively, both series of cash flows to be exchanged could be calculated using floating rates of interest but floating rates that are based upon different underlying indexes.

■	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
.
■	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

■	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■	NAD and NEA Custom Blended Fund Performance Benchmark: The Fund Performance Benchmark is an unleveraged index consisting of the returns of the S&P Municipal Bond Index prior to 9/12/16 and thereafter the returns of an 80%/20% blend of the S&P Municipal Bond Investment Grade Index and the S&P Municipal Bond High Yield Index, respectively. The S&P Municipal Bond Index is an unmanaged, market value-weighted index designed to measure the performance of tax-exempt municipal bonds. The S&P Municipal Bond Investment Grade Index is an unmanaged, market value-weighted index designed to measure

128	NUVEEN

the performance of tax-exempt municipal bonds rated investment grade by Standard & Poor’s, Moody’s and/or Fitch. The S&P Municipal Bond High Yield Index is an unmanaged, market value-weighted index designed to measure the performance of the tax-exempt, high yield municipal bonds. Index returns assume compounding and do not include the effects of any fees or expenses.

■	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

■	Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

■	S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

■	Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

NUVEEN	129

Reinvest Automatically, Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Annual Investment Management Agreement Approval Process (Unaudited)

The Board of Trustees (each, a “Board,” and each Trustee, a “Board Member”) of each Fund, including the Board Members who are not parties to the applicable advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), oversees the management of its respective Fund, including the performance of Nuveen Fund Advisors, LLC, the Funds’ investment adviser (the “Adviser”), and Nuveen Asset Management, LLC, the Funds’ sub-adviser (the “Sub-Adviser”). As required by applicable law, after the initial term of the respective Fund following commencement of its operations, the Board is required to consider annually whether to renew the Fund’s management agreement with the Adviser (the “Investment Management Agreement”) and its sub-advisory agreement with the Sub-Adviser (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”). Accordingly, the Board met in person on April 11-12, 2017 (the “April Meeting”) and May 23-25, 2017 (the “May Meeting”) to consider the approval of each Advisory Agreement that was up for renewal for an additional one-year period.

The Board considered its review of the Advisory Agreements as an ongoing process encompassing the information received and the deliberations the Board and its committees have had throughout the year. The Board met regularly during the year and received materials and discussed topics that were relevant to the annual consideration of the renewal of the Advisory Agreements, including, among other things, overall market performance and developments; fund investment performance; investment team review; valuation of securities; compliance, regulatory and risk management matters; and other developments. The Board had also established several standing committees, including the Open-end Fund Committee and Closed-end Fund Committee, which met regularly throughout the year to permit the Board Members to delve deeper into the topics particularly relevant to the respective product line. The Board further continued its practice of seeking to meet periodically with the Sub-Adviser and its investment team. The accumulated information, knowledge, and experience the Board Members had gained during their tenure on the Board governing the Funds and working with the Fund Advisers (as defined below) were taken into account in their review of the Advisory Agreements.

In addition to the materials received by the Board or its committees throughout the year, the Board reviewed extensive additional materials prepared specifically for its annual review of the Advisory Agreements in response to a request by independent legal counsel on behalf of the Independent Board Members. The materials addressed a variety of topics, including, but not limited to, a description of the services provided by the Adviser and Sub-Adviser (the Adviser and the Sub-Adviser are each a “Fund Adviser”); an analysis of fund performance including comparative industry data and a detailed focus on any performance outliers; an analysis of the Sub-Adviser; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and in comparison to the fees and expenses of peers with a focus on any expense outliers; an assessment of shareholder services for the Nuveen funds and of the performance of certain service providers; a review of initiatives instituted or continued during the past year; a review of premium/discount trends and leverage management for the closed-end funds as well as information regarding the profitability of the Fund Advisers, the compensation of portfolio managers, and compliance and risk matters. The materials provided in connection with the annual review included information compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge” or “Lipper”), an independent provider of investment company data, comparing, in relevant part, each Fund’s fees and expenses with those of a comparable universe of funds (the “Peer Universe”), as selected by Broadridge (the “Broadridge Report”). The Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

As part of its annual review, the Board met at the April Meeting to review the investment performance of the Funds and to consider the Adviser’s analysis of the Sub-Adviser evaluating, among other things, the Sub-Adviser’s assets under management, investment team, performance, organizational stability, and investment approach. During the review, the Independent Board Members

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

requested and received additional information from management. At the May Meeting, the Board, including the Independent Board Members, continued its review and ultimately approved the continuation of the Advisory Agreements for an additional year. Throughout the year and throughout their review of the Advisory Agreements, the Independent Board Members were assisted by independent legal counsel and met with counsel separately without management present. In deciding to renew the Advisory Agreements, the Independent Board Members did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all the information presented, and each Board Member may have attributed different weights to the various factors and information considered in connection with the approval process. The following summarizes the principal factors, but not all the factors, the Board considered in its review of the Advisory Agreements and its conclusions.

A.	Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund and the resulting performance of each Fund. The Board recognized the myriad of services the Adviser and its affiliates provided to manage and operate the Nuveen funds, including (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services.

The Board further noted the Adviser’s continued dedication to investing in its business to enhance the quality and breadth of the services provided to the Funds. The Board recognized the Adviser’s investment in staffing over recent years to support the services provided to the Nuveen funds in key areas, including in investment services, product management, retail distribution and information technology, closed-end funds and structured products, as well as in fund administration, operations and risk management. The Board further noted the Adviser’s continued commitment to enhancing its compliance program by, among other things, restructuring the compliance organization, developing a unified compliance program, adding compliance staff, and developing and/or revising policies and procedures as well as building further infrastructure to address new regulatory requirements or guidance and the growth of the complex. The Board also considered the enhancements to Nuveen’s cybersecurity capabilities, systems and processes to value securities, stress test reporting and risk and control self-assessments.

In addition, the Independent Board Members considered information highlighting the various initiatives that the Adviser had implemented or continued over recent years to benefit the open-end fund and closed-end fund product lines and/or particular Nuveen funds. The Board noted the Adviser’s continued efforts to rationalize the open-end fund and closed-end fund product lines through, among other things, mergers, liquidations and repositionings in seeking to provide enhanced shareholder value over the years through increased efficiency, reduced costs, improved performance and revised investment approaches that are more relevant to current shareholder needs. With respect to closed-end Nuveen funds, such initiatives included (a) an increased level of leverage management activities in 2016 and 2017 resulting from the rollover of existing facilities, the negotiation of improved terms and pricing to reduce leverage costs, the innovation of new leverage structures, the rebalancing of leverage of various funds as a result of mergers or new investment mandates, and the restructuring of tender option bonds to be compliant with new regulatory requirements; (b) an increased level of capital management activities (i.e., the management of the issuance and repurchase of shares of certain closed-end funds) during 2016 as a result of market demand as well as an implementation of a cross department review system for shares trading at certain discount levels; (c) continued refinements to a database to permit further analysis of the closed-end fund marketplace and shareholder base; (d) the development of enhanced secondary

132	NUVEEN

market board reporting and commentary; (e) the reconfiguration of the framework for determining and maintaining closed-end fund benchmarks to permit more consistency across the complex; and (f) the development of product innovations for new closed-end offerings, including target term funds. The Board also recognized the Adviser’s continued commitment to supporting the closed-end product line through its award winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

With respect to municipal funds, the Independent Board Members also appreciated, in particular, the astute portfolio management of the municipal funds with respect to the Puerto Rico debt crisis.

In its review, the Board recognized that initiatives that attracted assets to the Nuveen family of funds generally benefited the Nuveen funds in the complex as fixed costs would be spread over a larger asset base and, as described below, through the complex-wide fee arrangement which generally provides that the management fees of the Nuveen funds (subject to limited exceptions) are reduced as asset levels in the complex reach certain breakpoints in the fee schedule.

Similarly, the Board considered the sub-advisory services provided by the Sub-Adviser to the Funds. The Sub-Adviser generally provided portfolio advisory services for the Funds. The Board reviewed the Adviser’s analysis of the Sub-Adviser which evaluated, among other things, the investment team and any changes thereto, the stability and history of the organization, the assets under management, the investment approach and the performance of the Nuveen funds it sub-advises. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.

B.	The Investment Performance of the Funds and Fund Advisers
As part of its evaluation of the services provided by the Fund Advisers, the Board reviewed Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2016 as well as performance data for the first quarter of 2017 ending March 31, 2017. The Board reviewed performance on an absolute basis and in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For closed-end funds, the Board (or the Closed-end Fund Committee) also reviewed, among other things, the premium or discount to net asset value of the Nuveen closed-end funds as of a specified date and over various periods as well as in comparison to the premium/discount average in their respective Lipper peer category. The Independent Board Members continued to recognize the importance of secondary market trading for the shares of the closed-end funds and the evaluation of the premium and discount levels was a continuing priority for them. The review and analysis of performance information during the annual review of Advisory Agreements incorporated the discussions and performance information the Board Members have had at each of their quarterly meetings throughout the year.

In evaluating performance data, the Independent Board Members recognized some of the limitations of such data and the difficulty in establishing appropriate peer groups and benchmarks for certain of the Nuveen funds. They recognized that each fund operates pursuant to its own investment objective(s), parameters and restrictions which may differ from that of the Performance Peer Group or benchmark. Certain funds may also utilize leverage which may provide benefits or risks to their portfolio compared to an unlevered benchmark. The Independent Board Members had noted that management had classified the Performance Peer Groups as low, medium and high in relevancy to the applicable fund as a result of these differences or other factors. The Independent Board Members recognized that the variations between the Performance Peer Group or benchmark and the applicable Fund will lead to differing performance results and may limit the value of the comparative performance data in assessing the particular Fund’s performance.

In addition, the Independent Board Members recognized that the performance data is a snapshot in time, in this case as of the end of the 2016 calendar year or end of the first quarter of 2017. A different period may generate significantly different results and longer term performance can be adversely affected by even one period of significant underperformance. Further, a shareholder’s experience in a Fund depends on his or her own holding period which may differ from that reviewed by the Independent Board Members.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

In their review of performance, the Independent Board Members focused, in particular, on the Adviser’s analysis of Nuveen funds determined to be underperforming performance outliers and the factors contributing to the respective fund’s performance and any efforts to address performance concerns. With respect to any Nuveen funds for which the Board has identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers any steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board, however, acknowledged that shareholders chose to invest or remain invested in a fund knowing that the Adviser and applicable sub-adviser manage the fund, knowing the fund’s investment strategy and seeking exposure to that strategy (even if the strategy was “out of favor” in the marketplace) and knowing the fund’s fee structure.

In reviewing the performance of the Nuveen municipal funds, the Board recognized the challenged and volatile conditions of the municipal market in the fourth quarter of 2016 which impacted the performance of many of the municipal funds. The Board further considered that the municipal market had generally rebounded in the first quarter of 2017. In reviewing the performance of the municipal funds, the Board considered the impact of the market conditions.

For Nuveen Quality Municipal Income Fund, the Board noted that the Fund ranked in its Performance Peer Group in the fourth quartile in the one- and three-year periods and third quartile in the five-year period. Although the Fund underperformed its benchmark and blended benchmark for the one-year period, the Fund outperformed these benchmarks in the three- and five-year periods. In considering its performance, the Board recognized that the Fund’s overweight in municipal securities rated BBB and below compared to its peers detracted from the Fund’s relative peer performance. In the first quarter of 2017, the Fund’s relative performance improved, ranking in the first quartile of its Performance Peer Group and outperforming its benchmarks for such period. The Board was satisfied with the Adviser’s explanation of the Fund’s performance.

For Nuveen AMT-Free Quality Municipal Income Fund, the Board noted that, although the Fund ranked in its Performance Peer Group in the fourth quartile in the longer five-year period, the Fund ranked in the third quartile in the one- and three-year periods. In addition, although the Fund underperformed its benchmark and blended benchmark for the one-year period, the Fund outperformed these benchmarks in the three- and five-year periods. In the first quarter of 2017, the Fund’s relative performance improved, ranking in the first quartile in its Performance Peer Group and outperforming its benchmarks for such period. The Board was satisfied with the Fund’s overall performance.

C.	Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and other fees and expenses of each Fund. The Board reviewed and considered, among other things, the gross and net management fees paid by the Funds. The Board further considered the net total expense ratio of each Fund (expressed as a percentage of average net assets) as the expense ratio is most reflective of the investors’ net experience in a Fund as it directly reflected the costs of investing in the respective Fund.

In addition, the Board reviewed the Broadridge Report comparing, in relevant part, each Fund’s gross and net advisory fees and net total expense ratio with those of a Peer Universe. The Independent Board Members also reviewed the methodology regarding the construction of the applicable Peer Universe by Broadridge. In reviewing the comparative data, the Board was aware that various factors may limit some of the usefulness of the data, such as differences in size of the peers; the composition of the Peer Universe; changes each year of funds comprising the Peer Universe; levels of expense reimbursements and fee waivers; and differences in the type and use of leverage. Nevertheless, in reviewing a fund’s fees and expenses compared to the fees and expenses of its peers (excluding leverage costs and leveraged assets), the Board generally considered a fund’s expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. The Board noted that the substantial majority of the Nuveen funds had a net expense ratio that was near or below their respective peer average.

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The Independent Board Members noted that the Funds had net management fees and net expense ratios in line with their respective peer averages.

In their evaluation of the management fee schedule, the Independent Board Members also reviewed the fund-level and complex-wide breakpoint schedules, as described in further detail below. With respect to closed-end funds, the Board considered the effects of leverage on fees and expenses, including the calculation of management fees for funds with tender option bonds.

Based on their review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Board also reviewed information regarding the respective Fund Adviser’s fee rates for providing advisory services to other types of clients. For the Adviser and/or the Sub-Adviser, such other clients may include municipal separately managed accounts and passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser but that are offered by another fund complex.

The Board recognized that each Fund had an affiliated sub-adviser. In reviewing the fee rates assessed to other clients, with respect to affiliated sub-advisers, the Board reviewed, among other things, the range of fees and average fee rates assessed for managed accounts.

The Board recognized the inherent differences between the Nuveen funds and the other types of clients. The Board considered information regarding these various differences which included, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members recognized that the foregoing variations resulted in different economics among the product structures and culminated in varying management fees among the types of clients and the Nuveen funds. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board recognized the breadth of services the Adviser provided to support the Nuveen funds as summarized above and noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board further recognized the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees paid by the Adviser to the Sub-Adviser, however, were generally for portfolio management services. With respect to affiliated sub-advisers, the Board noted such sub-advisory fees were more comparable to the fees of retail wrap accounts and other external sub-advisory mandates.

Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Board concluded that such facts justify the different levels of fees.

3. Profitability of Fund Advisers
In conjunction with their review of fees, the Independent Board Members also considered Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2016 and 2015. In considering profitability, the Independent Board Members considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, helped to

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, the Independent Board Members evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen for each of the last two calendar years. The Independent Board Members also reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2016 versus 2015. The Board, however, observed that Nuveen’s operating margins for its advisory activities in 2016 were similar to that of 2015.

In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In addition to the Adviser’s profitability, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationship with the Nuveen funds. The Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2016. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2016.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser for its services to the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
When evaluating the level of the advisory fees, the Independent Board Members considered whether there will be any economies of scale that may be realized by the Fund Adviser as a Fund grows and the extent to which these economies were shared with the Funds and shareholders. The Board recognized that economies of scale are difficult to measure with precision; however, the Board considered that there were several ways the Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow, fee waivers and/or expense limitation agreements and the Adviser’s investment in its business which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level

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component and complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund-level fee component declines as the assets of the particular fund grow and the complex-level fee component declines when eligible assets of all the funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. In addition, with respect to closed-end funds, the Independent Board Members noted that, although such funds may from time-to-time make additional share offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios.

The Independent Board Members reviewed the breakpoint and complex-wide schedules and any savings achieved from fee reductions as a result of the fund-level and complex-level breakpoints for the 2016 calendar year. In addition, the Independent Board Members recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Board concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E.	Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. The Independent Board Members noted that affiliates of the Adviser may receive compensation for serving as a co-manager for initial public offerings of new Nuveen closed-end funds and as underwriter on shelf offerings for certain existing funds. The Independent Board Members considered the compensation paid for such services in 2016.

In addition to the above, the Independent Board Members considered that the Funds’ portfolio transactions are allocated by the Sub-Adviser and the Sub-Adviser may benefit from research received from broker-dealers that execute Fund portfolio transactions. The Board noted, however, that with respect to transactions in fixed income securities, such securities generally trade on a principal basis and do not generate soft dollar credits. Although the Board recognized the Sub-Adviser may benefit from a soft dollar arrangement if it does not have to pay for this research out of its own assets, the Board also recognized that the research may benefit the Funds to the extent it enhances the ability of the Sub-Adviser to manage the Funds.

Based on their review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F.	Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at twelve. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

■	WILLIAM J. SCHNEIDER 1944 333 W. Wacker Drive Chicago, IL 6o6o6	Chairman and Board Member	1996 Class III	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	176

■	JACK B. EVANS 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

■	WILLIAM C. HUNTER 1948 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2003 Class I	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; past Director (2005- 2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	176

■	DAVID J. KUNDERT(1) 1942 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2005 Class II	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013), retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible; Board member of Milwaukee Repertory Theatre (since 2016).	176

138	NUVEEN

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	ALBIN F. MOSCHNER 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999- 2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991- 1996). Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).	176

■	JOHN K. NELSON 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2013 Class II	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	176

■	JUDITH M. STOCKDALE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	1997 Class I	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994- 2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	176

■	CAROLE E. STONE 1947 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2007 Class I	Director, Chicago Board Options Exchange, Inc. (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Director, CBOE Holdings, Inc.(since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	176

■	TERENCE J. TOTH 1959 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2008 Class II	Co-Founding Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc.(2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000- 2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	176

NUVEEN	139

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	MARGARET L. WOLFF 1955 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	176

■	ROBERT L. YOUNG(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	174

Interested Board Member:

■	MARGO L. COOK(3)(4) 1964 333 W. Wacker Drive Chicago, IL 6o6o6	Board Member	2016 Class III	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	176

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	CEDRIC H. ANTOSIEWICZ 1962 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Administrative Officer	2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

■	LORNA C. FERGUSON 1945 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	176

140	NUVEEN

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	STEPHEN D. FOY 1954 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	176

■	NATHANIEL T. JONES 1979 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.	176

■	WALTER M. KELLY 197o 333 W. Wacker Drive Chicago, IL 6o6o6	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	176

■	DAVID J. LAMB 1963 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.	75

■	TINA M. LAZAR 1961 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	176

■	KEVIN J. MCCARTHY 1966 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	176

■	MICHAEL A. PERRY 1967 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

NUVEEN	141

Board Members & Officers (Unaudited) (continued)

	Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	KATHLEEN L. PRUDHOMME 1953 9o1 Marquette Avenue Minneapolis, MN 554o2	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	176

■	CHRISTOPHER M. ROHRBACHER 1971 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	176

■	WILLIAM A. SIFFERMANN 1975 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President	2017	Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	176

■	JOEL T. SLAGER 1978 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	176

■	GIFFORD R. ZIMMERMAN 1956 333 W. Wacker Drive Chicago, IL 6o6o6	Vice President and Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	176

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex. Mr. Kundert will retire from the Board as of December 31, 2017.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

142	NUVEEN

Notes

NUVEEN	143

Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment management arm of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-B-1017D 323293-INV-Y-12/18

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.
Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen AMT-Free Quality Municipal Income Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
October 31, 2017	$23,950	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

October 31, 2016	$33,770		$0	$2,375

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

[1] “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2] “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3] “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

[4] “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
October 31, 2017	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
October 31, 2016	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
October 31, 2017	$ 0	$ 0	$ 0	$ 0
October 31, 2016	$ 2,375	$ 0	$ 0	$ 2,375

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.
ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

Christopher L. Drahn, CFA, manages several municipal funds and portfolios.  He began working in the financial industry when he joined FAF Advisors in 1980.  Chris became a portfolio manager in 1988.  He received a B.A. from Wartburg College and an M.B.A. in finance from the University of Minnesota.  Chris holds the Chartered Financial Analyst designation.

Item 8(a)(2). OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER

In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Christopher L. Drahn	Registered Investment Company	9	$7.08 billion
	Other Pooled Investment Vehicles	0	$ 0
	Other Accounts	4	$130 million
*	Assets are as of October 31, 2017. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3). FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management‘s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation.  Certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Item 8(a)(4). OWNERSHIP OF NEA SECURITIES AS OF OCTOBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Christopher L. Drahn	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen AMT-Free Quality Municipal Income Fund

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: January 8, 2018

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: January 8, 2018